                               TABLE OF CONTENTS

Vice Chairman's Letter..................     2
Performance Summary.....................     4
MacKay-Shields Financial Corporation
  Adviser's Report......................     6
New York Life Insurance Company
  Adviser's Report......................     8
Portfolio Managers' Comments............     9
Glossary................................    44

NYLIAC Variable Annuity Separate Account
  III
Statement of Assets and Liabilities.....    48
Statement of Operations.................    50
Statement of Changes in Total Equity....    52
Notes to Financial Statements...........    57
Report of Independent Accountants.......    71

MainStay VP Series Fund, Inc.
Chairman's Letter.......................    72
Capital Appreciation Portfolio..........    73
Cash Management Portfolio...............    77
Convertible Portfolio...................    81
Government Portfolio....................    86
High Yield Corporate Bond Portfolio.....    90
International Equity Portfolio..........    99
Total Return Portfolio..................   107
Value Portfolio.........................   115
Bond Portfolio..........................   119
Growth Equity Portfolio.................   123
Indexed Equity Portfolio................   128
Notes to Financial Statements...........   138
Report of Independent Accountants.......   152

Alger American Small Capitalization
  Portfolio.............................    A1
Calvert Socially Responsible
  Portfolio.............................    B1
Fidelity Variable Insurance Products
  Fund II Contrafund Portfolio..........    C1
Fidelity Variable Insurance Products
  Fund Equity-Income Portfolio..........    D1
Janus Aspen Series Balanced Portfolio
  and Janus Aspen Series Worldwide
  Growth Portfolio......................    E1
Morgan Stanley Emerging Markets Equity
  Portfolio.............................    F1

LETTER FROM THE VICE CHAIRMAN
--------------------------------------------------------------------------------
TO OUR POLICYOWNERS:

I am pleased to present the Annual Report for the year ended December 31, 1997. This Annual Report contains current performance information, financial statements, notes and other pertinent data for the MainStay VP Series Fund, Inc. Portfolios. Annual reports relating to the Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II Contrafund(1), Fidelity VIP Equity-Income(1), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth and Morgan Stanley Emerging Markets Equity Portfolios have also been attached.

YEAR END REVIEW

The United States stock market delivered an unprecedented third year of gains exceeding 20%. The remarkable combination of rapid economic growth and slowing inflation has continued for another year. The Dow Jones Industrial Average(2) closed the year at 7,908 up 24.9%, following 26.0% in 1996 and 33.5% in 1995. The Standard & Poor's 500 Composite Stock Price Index(3) showed an even stronger 33.4% return, ending the year at 970.

The unemployment rate declined from 5.3% in 1996 to 4.7%, the lowest rate since 1973 and well below levels previously associated with accelerating inflation. Despite this, inflation continued to trend downward, with the Consumer Price Index(4) rising by just 1.7% in 1997. Faster increases in wage rates were generally offset by slower increases in benefit costs, and rising productivity held down unit labor costs. The rising dollar was another source of downward pressure on prices.

In 1998, growth is expected to finally slow from its unsustainable pace without any Federal Reserve Board tightening as the Asian currency crisis reduces exports, raises imports, and moderates corporate profitability growth and capital investment. Inflation should remain contained as the unemployment rate begins to drift upward again and lower import prices restrain domestic prices as well. Bond yields could fall further, and the next move by the Federal Reserve Board may well be an easing of monetary policy.

The bull market for domestic equities has been driven by the continuation of strong growth, healthy earnings gains, and low inflation. Market conditions for 1998 are likely to be mixed. Increased uncertainty about the impact of the Asian crisis on individual companies could weigh on the market, and slower growth and increased pricing competition from abroad could slow earnings.

VARIABLE ANNUITIES IN GENERAL

People are living longer and spending more time in retirement than ever before. In fact, since the turn of the century, average life expectancy has increased 60%. Many people entering their retirement years can expect to spend fifteen, twenty, perhaps even thirty years, or more, enjoying the rest of their lives. Variable annuities can be an effective retirement planning tool because they offer the benefits of tax deferral(5), option for a lifetime income, a death benefit and tax-free transfers between investment options and other product features that set them apart from other taxable investment vehicles. New York Life Insurance and Annuity Corporation's variable annuities currently offer 18 investment divisions from an array of cash, bond and equity sectors covering the United States and other international countries. In addition, some of most well-known portfolio management companies in the world (including MacKay-Shields, Fidelity Management & Research and Janus Capital Corporation) are available to help manage your variable annuity assets.

New York Life Insurance and Annuity Corporation received over $1.5 billion in variable annuity premiums in 1997, a 41% increase over the amount received in 1996. Total United States variable annuity sales reached over $85 billion in 1997, a 23% increase over 1996. Sales of variable annuities are expected to continue to rise in 1998.

We thank you for selecting us to be "The Company You Keep(R)," and we look forward to helping you build a solid foundation for your retirement years.

/s/ FEDERICK. SIEVERT

Frederick J. Sievert
Vice Chairman
New York Life Insurance Company,
parent of New York Life Insurance and Annuity Corporation

(1) Fidelity VIP and VIP II refer to Variable Insurance Products Fund and Variable insurance Products Fund II.

(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

(3) "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market.

(4) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

(5) Withdrawals are subject to ordinary income tax and, if prior to age 59 1/2, a 10% IRS penalty.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
AVERAGE ANNUAL TOTAL RETURN(+) FOR THE PERIOD ENDING DECEMBER 31, 1997

ASSUMING CONTRACT NOT SURRENDERED*:

----------------------------------------------------------------------------------------------------------------------
        INVESTMENT DIVISIONS            INCEPTION DATE     1 YR.     3 YRS.     5 YRS.     10 YRS.     SINCE INCEPTION

MainStay VP Series Funds:
  Capital Appreciation                     01/29/93        21.78%     24.06%        --         --           16.73%
  Cash Management                          01/29/93         3.80%      3.83%        --         --            3.05%
  Convertible                              10/01/96        13.82%        --         --         --           14.00%
  Government                               01/29/93         7.96%      7.82%        --         --            4.88%
  High Yield Corporate Bond                05/01/95        11.46%        --         --         --           13.26%
  International Equity                     05/01/95         3.71%        --         --         --            8.11%
  Total Return                             01/29/93        16.17%     17.56%        --         --           11.98%
  Value                                    05/01/95        21.19%        --         --         --           21.06%
  Bond                                     01/23/84         8.13%      8.28%      5.84%      7.35%           8.55%
  Growth Equity                            01/23/84        24.99%     25.03%     16.95%     15.01%          12.32%
  Indexed Equity                           01/29/93        31.00%     28.76%        --         --           18.14%
Alger American Small Capitalization        09/20/88         9.85%     17.09%     11.08%        --           17.55%
Calvert Socially Responsible               09/02/86        18.42%     18.95%     11.33%     10.85%           9.66%
Fidelity VIP II Contrafund                 01/03/95        22.43%        --         --         --           26.39%
Fidelity VIP Equity-Income                 10/09/86        26.34%     23.78%     18.49%     15.10%          12.92%
Janus Aspen Series Balanced                09/13/93        20.41%     19.29%        --         --           14.67%
Janus Aspen Series Worldwide Growth        09/13/93        20.46%     24.40%        --         --           21.20%
Morgan Stanley Emerging Markets
  Equity                                   10/01/96        -1.09%        --         --         --           -0.87%

ASSUMING CONTRACT SURRENDERED**:

----------------------------------------------------------------------------------------------------------------------
        INVESTMENT DIVISIONS            INCEPTION DATE     1 YR.     3 YRS.     5 YRS.     10 YRS.     SINCE INCEPTION

MainStay VP Series Funds:
  Capital Appreciation                     01/29/93        14.78%     22.52%        --         --           15.95%
  Cash Management                          01/29/93        -2.74%      1.62%        --         --            2.09%
  Convertible                              10/01/96         6.82%        --         --         --            8.56%
  Government                               01/29/93         1.16%      5.77%        --         --            3.91%
  High Yield Corporate Bond                05/01/95         4.46%        --         --         --           11.10%
  International Equity                     05/01/95        -2.82%        --         --         --            5.77%
  Total Return                             01/29/93         9.17%     15.85%        --         --           11.06%
  Value                                    05/01/95        14.19%        --         --         --           19.13%
  Bond                                     01/23/84         1.32%      6.25%      4.87%      7.35%           8.55%
  Growth Equity                            01/23/84        17.99%     23.52%     16.19%     15.01%          12.32%
  Indexed Equity                           01/29/93        24.00%     27.34%        --         --           17.39%
Alger American Small Capitalization        09/20/88         2.93%     15.36%     10.14%        --           17.55%
Calvert Socially Responsible               09/02/86        11.42%     17.28%     10.40%     10.85%           9.66%
Fidelity VIP II Contrafund                 01/03/95        15.43%        --         --         --           24.91%
Fidelity VIP Equity-Income                 10/09/86        19.34%     22.24%     17.77%     15.10%          12.92%
Janus Aspen Series Balanced                09/13/93        13.41%     17.63%        --         --           13.62%
Janus Aspen Series Worldwide Growth        09/13/93        13.46%     22.87%        --         --           20.32%
Morgan Stanley Emerging Markets
  Equity                                   10/01/96        -7.32%        --         --         --           -5.89%

 * Assumes no deduction for the contingent deferred sales charges.

** The maximum contingent deferred sales charge for each premium payment is 7%, declining to 0% by the 7th year after a premium payment.

   Withdrawals may be taxable transactions, and prior to age 59 1/2 may be subject to a 10% IRS penalty.

 + The values shown are unaudited.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

Several Portfolios existed prior to the date they were first offered in the NYLIAC Variable Annuity Separate Account-III. For the period from inception of the MainStay VP and Calvert Socially Responsible Portfolios to the date those Portfolios were added to the NYLIAC Variable Annuity Separate Account-III, performance assumes these variable annuity products were available, which they were not. For the period from the inception of the Alger American Small Capitalization, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth and Morgan Stanley Emerging Markets Equity Portfolios to the date those Portfolios were offered under NYLIAC Variable Annuity Separate Account-III on 10/1/96, performance assumes that these variable annuity products were available and that these Portfolios were offered under these variable annuity products, which they were not.

Results include an annualized Asset Fee of 1.40% and show the percentage change for the period with capital gains and dividends reinvested. A policy fee, equal to the lesser of $30 or 2% of the accumulation value of the policy, is not included in these charges, but will be deducted each year on the policy anniversary if the accumulation value is less than $20,000.

NYLIAC has agreed to assume a portion of the expenses of the MainStay VP Convertible and the MainStay VP International Equity Investment Divisions until 12/31/98. This expense limitation was in effect until 12/31/97 for the MainStay VP High Yield Corporate Bond, and MainStay VP Value Investment Divisions, and until 12/31/96 for all other MainStay VP Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Series Balanced and the Janus Aspen Series Worldwide Growth Investment Divisions and Morgan Stanley Asset Management Inc. has agreed to reduce the advisory fee and assume certain expenses of the Morgan Stanley Emerging Markets Equity Investment Division. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

What a year: In 1997, the U.S. economy reveled in strong 3.7% growth, mild 2% inflation, 4.7% unemployment, low interest rates, strong corporate profits, and a seemingly unstoppable stock market. The year completed an unprecedented three year run of above twenty percent returns for the stock market, with the Dow Jones Industrial Average(1) returning 24.91%, the S&P 500(2) returning 33.36%, and the NASDAQ(3) returning 21.64%. These stellar returns were accompanied by increased volatility, with the industrial average moving more than 1 percent for almost one third of all trading sessions in 1997. For the fourth quarter the Dow Jones Industrial Average lost 0.02%, the S&P 500 eked out a positive return of 2.87% and the NASDAQ lost 6.84% as the technology sector slipped.

Only a few months ago, it looked as if fund managers might do something in 1997 they haven't done since 1993: beat the Standard & Poor's 500-stock index and the index funds that mimic it. But the October market turmoil and the December massacre in technology stocks put the Portfolios back behind the index.

Gross Domestic Product(4) increased almost 4 percent last year because of consumer spending and business outlays for new equipment. As a result, corporate profits increased and were at their highest level since the 1960s. However, 1997 continued to be a tale of two stock markets, with large stocks contributing most heavily to the year's return, while smaller stocks trailed substantially. Best performing industries included securities brokers, broadcasting, savings and loans, advertising, airlines, home construction, trucking and oil-field equipment. Worst performing industries included footwear, precious metals, heavy construction, coal, casinos and health care. The average U.S. equity mutual fund returned 24.36%, a very strong return when compared to the long-term historical average of approximately 10%. Investors continued to pour assets into stock funds, with almost $200 billion being invested through the end of October.

The year was not without weaknesses. Cracks appeared in August, with some corporations announcing disappointing earnings. Then on October 27, the industrial average plummeted 554.26 points, or 7.18%, its largest point drop ever and biggest in percentage terms since 1987's Black Monday. International investors' mettle was tested as the Southeast Asia "flu", which started with Thailand floating the baht, soon spread to Malaysia, Philippines, Indonesia and South Korea. Portfolios investing in Pacific Rim stock markets outside Japan lost 35.52% in 1997, according to Lipper(5) Analytical Services, Inc. Latin America and Eastern Europe were impacted as well, and U.S. investors became jittery as they realized how intertwined the world's economies had become. The Asian crisis has shifted investors' focus from U.S. economic strengths, to its weaknesses. However, U.S. economic strength prevailed through the end of 1997.

The bond market ended 1997 on a high note as investors focused on future prospects for Asian financial stability. Treasury securities have even outperformed the Dow Jones Industrial Average since the middle of the year. During the year, despite the surging economy and the lowest unemployment rate of the last 24 years, which usually translate into higher prices, inflation remained subdued. Any fears that the Federal Reserve Board would raise short-term interest rates were put to rest by Asian financial turmoil. Prospects of cheaper imports because of cheaper foreign currencies, low inflation, and the higher foreign demand for U.S. Treasuries caused the bond market to rally. Investors increased their contributions to bond mutual funds, with November inflows approximately $8 billion versus $3.7 billion for October.

The U.S. dollar strengthened dramatically through 1997, with fundamental support coming from the surging U.S. economy, high U.S. interest rates (compared with other countries), low inflation and a high level of confidence in the Federal Reserve. Foreign demand for U.S. assets drove the dollar to a five-year high against the yen, eight-year high against the German mark and a four-year high against the Swiss franc. In the latter part of 1997, foreign buying of U.S. securities became a flood as the Asian financial crisis boosted the dollar's image as a "safe haven".

--------------------------------------------------------------------------------

Going forward, most economists see a slow growing economy, mild inflation and low interest rates. More specifically, expectations for the stock market are more muted with projections of 8% to 10% appreciation, which is more in line with historical norms. Risks to this rosy picture include a continuing slide of Southeast Asian financial markets impacting world economic growth, and even possibly deflation, not an economic scenario since the 1930s. On the other hand, a faster than expected recovery of the Asia markets could place more focus on our domestic marketplace and could lead to inflationary concerns heating up.

General demographic trends and macroeconomic themes will continue into 1998. Companies will continue to globalize, and competition will make price hikes untenable. Productivity should continue to increase through technology advances and improved utilization of resources. Baby boomers should continue to pour money in the market for their retirement.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) "NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.
(4) The Gross Domestic Product (GDP) is the total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.
(5) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

1997 In Review and 1998 Outlook

The U.S. financial markets produced another year of stellar performance in 1997. The economy was strong, with Gross Domestic Product(1) growing at a 4.3% annualized pace in the fourth quarter. Corporate profits enjoyed continued strength and inflationary pressures remained subdued, with inflation running at 1.7% during the year. These positive factors led to outstanding stock market performance, with the S&P 500 Index(2) up by 33.4%, and to strong bond market results with the Salomon Bond Investment Grade Index(3) up by 9.6%.

Nevertheless, during the year, the tone of the financial markets changed and became more volatile. Due to relatively high valuations, the stock market was unforgiving of negative earnings surprises, and certain industry group sectors, such as technology, fell in and out of favor. Volatility in the bond market increased several times during the year as strong economic growth and employment statistics led to fears of increasing inflation.

This environment changed radically as the Asian debt crisis began to unfold in the fourth quarter. The inability of several Asian countries to keep their currencies pegged to the dollar, combined with massive borrowing, has reduced the growth outlook for the worldwide economy. Near term, foreign investors have been attracted to the U.S. as a safe haven. Longer term, U.S. corporate earnings are bound to suffer. While certain sectors such as retail, soft goods and personal computers may benefit from a lower cost of goods, the reduced demand from the Asian economies combined with intensified pricing pressures in other economic sectors, may prove more powerful.

Our outlook is positive for interest rates, since the inflationary pressures associated with rapid domestic economic growth should be offset by intensified price pressure from abroad. We do see the possibility that the Asian crisis may mask underlying inflationary trends in the U.S. economy.

Implications for the stock market are somewhat negative, as corporate pricing and earnings power may be damaged. Thus we are somewhat subdued going into 1998. We believe that sectors benefiting from lower interest rates such as financials, and from significant product innovation and industry consolidation, such as pharmaceutical companies, will provide opportunities for investment.

Jean E. Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

(1) The Gross Domestic Product (GDP) is the total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) The Salomon Brothers Broad Investment Grade Bond Index is capitalization-weighted and contains about 5,500 individually priced fixed income securities, which include "investment grade" corporate bonds including U.S. dollar-denominated securities of foreign issuers (rated BBB by Standard & Poor's or Baa by Moody's, or better), U.S. Treasury/agency issues, and mortgage pass-through (mortgage-backed) securities, and other securities.

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

1997 MARKET HIGHLIGHTS
- Following the Federal Reserve Board's rate hike in March, low inflation and declining domestic interest rates generally helped the equity markets.
- The Asian financial crisis precipitated a flight to quality which proved beneficial for some of the largest capitalization issues and stocks with dependable earnings.
- Over the course of the year, stock market volatility increased substantially, creating both opportunities and pitfalls.
- Despite gains earlier in the year, energy and energy services stocks were hurt in the fourth quarter by declining oil prices.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Capital Appreciation Portfolio returned 23.49%.
- The Portfolio outperformed the average Lipper(1) capital appreciation fund for the year.
- The Portfolio benefited from an overweighted position in financial services, which performed well through most of the year and provided substantial returns.
- Several of the Portfolio's technology holdings suffered from setbacks in Asian economies, while domestic retail companies appeared to benefit.
- The Portfolio benefited from the flight to quality with several defensive names that performed well for investors.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Early in 1997, signs of rapid growth led the Federal Reserve Board to raise interest rates by 25 basis points in late March. Throughout the rest of the year, however, the growth rate was more moderate and inflation remained at low levels, which was generally positive for the stock market and particularly good for the financial industry.

Volatility increased as the year progressed, with the Dow Jones Industrial Average(2) dropping 554.26 points or 7.18% on October 27, 1997, then recording its largest single-day gain in history the next day. In the third and fourth quarters, weakening currencies and other financial problems in Asian markets took a severe toll on many technology stocks, stimulating increased interest in purely domestic issues or high-quality defensive names with dependable earnings, including health care and pharmaceutical stocks.

Declining oil prices hurt energy-related stocks late in the year, despite their earlier gains. Overall, however, the stock market had another outstanding year, with the S&P 500(3) Index up more than 33%.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO DO IN 1997?
For the year ended 12/31/97, the MainStay VP Capital Appreciation Portfolio returned 23.49%. That placed the Portfolio ahead of the average Lipper capital appreciation fund, which returned 21.45%.

WHICH AREAS CONTRIBUTED MOST SIGNIFICANTLY TO THE PORTFOLIO'S PERFORMANCE?
One of our best decisions during the year was to keep the Portfolio overweighted in the financial sector. Although this sector had a sudden and severe setback when the Federal Reserve Board moved to raise short-term interest rates at the end of the first quarter, we felt the individual stocks the Portfolio held were strong, and many were stellar performers for the year, particularly as long-term interest rates declined in the third and fourth quarters.

CAN YOU GIVE US SOME EXAMPLES OF FINANCIAL STOCKS THAT DID WELL?
Sure. Travelers Group was up 79% and had a major impact on the Portfolio. SunAmerica was up 45% for the year and American International Group rose 51%. Although each stock had a different weighting, all of them were strong contributors to the Portfolio's overall performance. Norwest, which we purchased in July was up 27% by the end of the year, which was an impressive gain in a short period.

WHY DID FINANCIAL STOCKS DO SO WELL?
Lower interest rates are generally good for financial issues. In addition, when investors started to look at the companies in terms of portfolio fundamentals, rather than just where rates were going, the group had very attractive price-to-earnings ratios and growth rates. Generally, we look for dependable companies -- so when the Asian difficulties caused a flight to quality, the Portfolio's financial stocks provided strong returns. One negative performer was Green Tree Financial, which was down 31% for the year, after questionable accounting practices caught up with the company as rates declined.

HOW WAS THE PORTFOLIO AFFECTED BY THE FALLOUT IN ASIA?
In a variety of ways. Technology stocks, many of which have close ties with Asian markets, were hit relatively hard. Since many investors were heavily weighted in technology, they needed to find alternatives, and they turned to high-quality, dependable stocks, such as pharmaceuticals and strong health care companies, solid domestic financial issues, and other large capitalization names.

HOW HARD WAS THE PORTFOLIO HIT IN THE TECHNOLOGY AREA?
Negative investor psychology led us to sell a number of names that had formerly looked attractive. Since the market was relatively forgiving of bigger names, we continued to hold Oracle, but it lost 22% for the year and we may trim the Portfolio's position in the future. Intel, which had previously been a strong performer, returned just 7% in a market that was up 33%, so we reduced the Portfolio's position. When we saw declining interest in commodity-type technology names, we also sold Seagate Technology, a disk drive manufacturer, and Lam Research, a company that makes chip-testing equipment. Given the further declines these stocks experienced, the decision to sell was a positive step in containing risk. We also held 3Com, a networking company that had problems integrating its acquisitions. The stock was down 52% for the year and had the worst overall impact on the Portfolio of any of its holdings. Of course, not all technology stocks were negative stories. Computer Associates International, which was up 60% for the year, was one of the Portfolio's largest holdings, and was among the leading contributors to the Portfolio's performance. Also, two other software companies, Microsoft and Compuware, contributed positively to the Portfolio's performance.

HOW WAS THE PORTFOLIO AFFECTED BY THE VOLATILITY OF THE STOCK MARKET IN 1997?
We held a number of defensive names that benefited from the market's volatility. Merck was a major new purchase, with relatively steady earnings-per-share growth. We bought the stock in the second quarter and it did very well. Other defensive names, like Johnson & Johnson, Lilly (Eli), and Schering-Plough also helped us weather the market volatility, as investors sought out stocks that had a more dependable growth profile.

WITH OIL PRICES DECLINING LATE IN THE YEAR, HOW WAS THE PORTFOLIO AFFECTED?
The impact was generally negative. Diamond Offshore Drilling, Halliburton, and ENSCO International are offshore drilling and oil services companies we bought during the year. All three declined in price after purchase and hurt the Portfolio's overall performance. We've continued to hold the stocks, however, because they appear to have strong, assured earnings for 1998. Of course, we'll reevaluate that decision as things progress. Basically, though, we believe that buying energy stocks late in the cycle was one of our weaker decisions during 1997.

BESIDES TECHNOLOGY STOCKS, DID YOU HAVE OTHER MAJOR SALES DURING THE YEAR?
Yes. We sold Amgen, a leading biotechnology stock, because its portfolio fundamentals weakened. Earnings-per-share slowed and the sale was basically neutral for the Portfolio. But we're glad we left the stock. Black & Decker appeared to be an attractive buy, but just a few weeks later, its earnings estimates were reduced and we sold the stock, which had a negative impact on performance. NIKE, on the other hand, was a stock we sold based on reduced earnings and weaker portfolio fundamentals. But given the performance after the sale, we believe it was a good move for the Portfolio. We also sold Triton Energy, an "opportunistic" stock with oil reserves in Columbia and natural gas holdings in Thailand. Needless to say, when Thailand's economy weakened, that project went on hold. We sold the stock at a loss, but protected investors from even bigger losses as the stock continued to decline.

WERE THERE OTHER SIGNIFICANT SALES?
Yes. We saw medical costs rising out of control for Humana. A new president stepped in and tried to turn things around, but we later sold the stock. That turned out to be a wise decision given the stock's subsequent performance. Although we didn't sell Aetna until recently, it was also an underperformer, losing 65% for the year, for much the same reasons that impacted Humana. Columbia/HCA Healthcare got embroiled in a federal investigation, which made it impossible to base decisions on the portfolio fundamentals. So we sold the stock around where we purchased it, with a neutral impact for the Portfolio.

IT SOUNDS LIKE IT WAS A YEAR OF UPS AND DOWNS.
Yes it was. That's why we use a bottom-up approach, evaluating securities on their individual merits, seeking stocks with strong growth potential. But as you can see, shifting economic, market, and industry factors can have a dramatic impact, even on stocks with strong portfolio fundamentals. This year Tyco International, a diversified industrial company that exceeded earnings expectations, was one of the Portfolio's strongest performers as investors looked for quality, dependability, and strength. On the other hand, Danka Business Systems, which distributes copiers and fax machines, suffered a setback integrating a recent acquisition and earnings visibility disappeared. The stock was down 62% for the year, which had a negative impact on performance.

HOW IS THE PORTFOLIO CURRENTLY WEIGHTED?
As we mentioned earlier, the Portfolio is overweighted in financials, which was positive for performance. The Portfolio remains slightly overweighted in technology, which hurt the Portfolio in 1997. It's currently underweighted in energy, which helped performance, and underweighted in utilities, which was essentially neutral. Being underweighted in consumer staples and communications also hurt the Portfolio, particularly with the strength of large-capitalization stocks like AT&T. Being underweighted in capital goods helped the Portfolio and being somewhat underweighted in basic materials was good for the Portfolio on a relative basis.

WHAT DO YOU FORESEE FOR 1998?
We believe the catalysts that moved the market in 1997 are still in place. Moderate growth, low inflation, and low interest rates are likely to continue, and will support the long-term case for a bull market. Nevertheless, the market is much more cautious, and for good reason. Chances are, the Asian situation may slow economic growth in the United States and demand for exports may decline. While that may be negative for corporate earnings, it may have a beneficial impact on inflation. If foreign influence on domestic stocks is stronger than we anticipate, however, the bull market may well be challenged. Nevertheless, we will continue to seek to identify stocks that offer long-term growth potential, with dividend income, if any, as an incidental consideration.

Edmund Spelman
Rudy Carryl
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                           ON 1/29/93 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(4)

One Year:            23.49%
Three Years:         25.80%
Since Inception:
(1/29/93)            18.38%

                CAPITAL                         CONSUMER
                APPRECIATION                    PRICE
                PORTFOLIO       S&P 500         INDEX
1/29/93         10000           10000           10000
12/31/93        12054           11007           10275
12/31/94        11526.03        11148.99        10549.34
12/31/95        15650.05        15338.78        10785.65
12/31/96        18584.43        18857.5         11142.65
12/31/97        22949.92        25148.36        11332.08


(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

(3) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(4) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

1997 MARKET HIGHLIGHTS
- Strong economic growth led to a Federal Reserve Board (the "Fed") move to raise interest rates 25 basis points at the end of March, but with the crisis in Asia, expectations for growth slowing in the U.S. and inflation under control, the Fed took no further action.
- Throughout the year, the short-term markets were primarily driven by investor's expectations for interest rates and inflation.
- Longer-maturity money market securities provided higher yields than short-dated issues throughout most of the year.
- Volatility was minimal throughout the year, but upsets in Asian markets in the third and fourth quarters of 1997 caused a flight to high-quality securities.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Cash Management Portfolio returned 5.25%.
- The Portfolio benefited from a short average maturity in the first quarter and a neutral to long average maturity throughout the rest of the year.
- The Portfolio outperformed the average Lipper(1) money market fund for the year ended 12/31/97 as well as for the 3-year and since-inception periods.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Perhaps the single most important influence on the MainStay VP Cash Management Portfolio in 1997 was investor expectations about the direction of interest rates and inflation. Seeking to slow rapid economic growth and ward off inflation, the Fed moved to raise interest rates 25 basis points at the end of March. While market participants speculated on whether the Fed would tighten again, no other moves materialized throughout the year. As a result, portfolios with a short average maturity in the first quarter and a longer average maturity thereafter were in the best position to benefit from interest rate opportunities.

In the third and fourth quarters, financial markets throughout Asia experienced severe setbacks, catching many investors off guard. The resulting flight to quality increased demand for top-tier securities.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO DO IN
1997?
For the six-month, 1-year, and since-inception periods, the Portfolio outperformed the average Lipper money market fund.

HOW DID THE PORTFOLIO MANAGE TO DO SO WELL?
We used a variety of tools to accomplish our objective. Of course, one of the most important determinants of performance in the MainStay VP Cash Management Portfolio is average maturity. In the first quarter, we saw no yield advantage to lengthening the Portfolio's maturity and stayed relatively short. That proved beneficial when the Fed moved to raise interest rates in March. After that, we lengthened our average maturity and kept it neutral to long throughout the rest of the year.

WHY DID YOU LENGTHEN MATURITIES?
Despite widespread speculation about whether the Fed would tighten interest rates again, we kept our eye on the economic data and saw no conclusive evidence that they would have to take additional action. We kept the Portfolio longer than what we took to be the average number of days to maturity in our peer group.

HOW MUCH LONGER DID YOU GO?
Once again, it varied. Rates were not absolutely stable, so our days to maturity varied. While the average portfolio may have varied from 40 to 60 days to maturity, we tended to hold in a range from 40 to 75 days. At times, we believe we were up to 15 days longer than the average fund, which, as it happens, was always positive for our performance.

HOW DID YOU SEEK TO ENHANCE YIELDS THROUGHOUT THE YEAR?
During the first half of 1997, we used our extensive research to seek out securities with features that could offer potential yield advantages. We found asset-backed securities, callable certificates of deposit ("CDs"), and Yankee issues attractive. Later in the year, we reduced our positions in most of these areas.

WHY DID YOU CUT BACK?
They simply became less attractive. Callable CDs became less popular as the market became more volatile and issuance declined, so in the second and third quarters we simply let our issues mature. We've continued to invest in some top-tier asset-backed securities, which may offer yield opportunities and are often backed by a letter of credit from a leading bank. We continue to hold a number of Yankee issues, which are dollar denominated securities issued in the United States by foreign banks and corporations.

DOES THE PORTFOLIO HOLD ONLY DOMESTIC SECURITIES?
No. The Portfolio has a global exposure, including European, South American, and Mexican issuers backed by European banks. We're focusing on top-tier credits and dollar denominated issues. We didn't own anything in Thailand, Malaysia, or Indonesia. We don't take any currency risk in the Portfolio. Though the Portfolio is allowed to hold some split issues and second-tier credits, the Portfolio is currently invested only in top-tier securities.

HOW DO INVESTORS BENEFIT FROM GLOBAL DIVERSIFICATION?
We seek broad diversification within the range of issues and maturities that are available to us. Using top-tier securities from around the world helps reduce our exposure to the risks of any single issuer or market. At the same time, it helps us pursue higher yields among securities with top quality and a high degree of liquidity.

WHAT DO YOU ANTICIPATE IN 1998?
Given the dynamics of the Asian crisis, consensus on Fed policy changes rapidly. However, we believe U.S. monetary policy will focus on the U.S. economy, not on the bailing out of Asia. We believe the Portfolio is well positioned with a broad spectrum of maturities, a broad range of issuers, and a relatively long average maturity that will benefit investors if rates continue to decline. Whatever happens, we'll continue to focus on high quality, as we seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Edward Munshower
Jessica Terc
Portfolio Managers
MacKay-Shields Financial Corporation

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

MAINSTAY VP CONVERTIBLE PORTFOLIO

1997 MARKET HIGHLIGHTS
- Overall, the U.S. economy continued to benefit from low inflation, moderate growth, and declining interest rates.
- Difficulties in Southeast Asian markets increased volatility and risk in the stock and convertible markets in the third and fourth quarters of the year.
- Oil and gold prices declined substantially and some other commodities were negatively impacted by the troubles in Asian markets.
- The stock market focused primarily on the large-capitalization issues, making security selection among smaller issues a key performance determinant.
- Throughout the year, demand for convertibles far outstripped supply, and bullish market sentiment led many investors to focus on profit opportunities resulting from volatility rather than basic fundamentals and credit analysis.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Convertible Portfolio returned 15.43%.
- The Portfolio underperformed the average Lipper(1) convertible securities fund, which returned 17.61% for the year ended 12/31/97.
- The Portfolio's risk-averse approach negatively impacted performance in a market where many investors were willing to accept higher levels of risk for higher returns.
- Individual security selection and fundamental analysis helped the Portfolio identify many positive situations and profit opportunities.
- Gold and energy holdings hurt performance as the prices of commodities declined.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Despite high volatility and extreme investor uncertainty, 1997 was a very positive year for the convertible market as a whole. The stock market's gains were dominated by the largest-capitalization issues, sometimes known as the "nifty fifty." Smaller-capitalization stocks had widely divergent performance, emphasizing the need for careful and sound security selection.

Demand for convertibles far outstripped the supply in the first half of 1997, and in the second half of the year, many market participants used volatility to their advantage by buying convertibles and short selling stocks to profit from wide market swings. This created an artificial demand for convertibles, as Asian financial difficulties shifted the fundamental outlook for many companies. The market's preoccupation with profit led to less attention to basic fundamentals and credit concerns, but resulted in high total returns for the convertible market as a whole.

The strength of the U.S. dollar and financial problems in Asia had a telling effect on many commodity based companies. Gold prices declined substantially, taking a heavy toll on companies engaged in mining precious metals. Declining oil prices had a negative impact on drilling, oil services, and energy companies.

Despite early concerns that inflation would rise and the Federal Reserve Board would take action to contain it, inflation and interest rates both declined over the course of the year, causing a rally in bonds and helping stimulate positive performance among stocks and convertible securities.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP CONVERTIBLE PORTFOLIO DO IN 1997? The MainStay VP Convertible Portfolio returned 15.43% for the year ended 12/31/97. The MainStay VP Convertible Portfolio underperformed the average Lipper convertible securities fund, which returned 17.61% for the year ended 12/31/97.

WHY DID THE PORTFOLIO UNDERPERFORM ITS PEERS?
The market was artificially inflated by strong demand and meager supply throughout the year, particularly during the first half of 1997. In the second half of the year, much of the demand resulted from investors seeking to profit from the overall volatility of the market rather than the fundamental characteristics of the securities they owned.

As relatively conservative, risk-averse managers, we follow a strict investment process that requires fundamental analysis and focuses on both the risk and return sides of the investment equation. We chose not to participate in many of the convertibles that proved to be strong performers during the year because they offered insufficient downside protection for investors. In a year when the stock market rose over 33%, many convertibles tended to perform like equities. But generally when securities reach that point, our investment disciplines tell us to reduce or close out the Portfolio's position. In that way, we seek to provide a measure of downside protection if the market should swing in the opposite direction. Unfortunately, it also meant that the Portfolio missed some opportunities on the upside.

With a strong U.S. dollar, we felt that multinational companies would feel the impact sooner than they did. So the Portfolio stayed largely with domestic holdings and missed some of the increases in multinational names. In addition, when Asian problems developed in the third and fourth quarters of 1997, we felt that energy would be relatively insulated from those problems. Unfortunately, with warm weather, oil prices declined to less than $18 a barrel. Together, these factors had a negative impact on the Portfolio's relative performance.

WHAT DO YOU LOOK FOR IN CONVERTIBLE SECURITIES?
Our approach starts with the underlying common stock and the fundamental forces that could affect its price. Then we look for convertibles that will allow us to participate in 50% to 75% of the upside potential of the stock, but only 30% to 50% of the downside.

IS THERE A GOOD EXAMPLE OF HOW YOUR PROCESS WORKED?
Unisys is a holding that did very well. The Portfolio held Unisys convertible and Unisys stock during the year. As the company underwent positive management changes, its stock price increased about 150%. The convertible was called through stock appreciation, and the stock received is currently the Portfolio's largest equity holding. In this case, it was our decision not to sell that benefited the Portfolio and we believe Unisys is well positioned for strong performance in 1998.

WERE ALL OF YOUR DECISIONS SO POSITIVE?
We wish they had been. We bought convertibles from Coeur d'Alene Mines, a gold and silver mining company, in October. The securities had a 7.25% coupon and a 8-year maturity and were attractively priced when we bought them. Given the heavy toll gold stocks had already taken, we thought there was strong upside potential, particularly since the company is half in silver, which has a wide variety of industrial uses. Unfortunately, as the Asian crisis unfolded, gold stocks continued to tumble and the Portfolio lost about 24% on its Coeur d'Alene Mines investment. Nevertheless, we remain bullish on silver and believe that when the market recognizes that Coeur d'Alene Mines is also a silver company, it may lead the pack when precious metals recover.

WHAT ELSE DID YOU BUY FOR THE PORTFOLIO DURING THE YEAR?
The Boston Chicken zero-coupon bond didn't do so well. Although the market may expect a default, we see the company as a potential acquisition candidate with a strong brand franchise. We also liked the fact that management is now working to rectify difficulties and improve the company's fundamentals. The Portfolio bought the bond at 22 and 28 cents on the dollar, and it declined to 15 cents on the dollar. Although we recognize significant downside risk here, we also feel there's strong upside potential if the company is acquired or turns itself around.

WERE THERE OTHER SECURITIES YOU BOUGHT AND SOLD?
Yes. We bought Med Partners, which organizes physicians in bargaining with HMOs, but the company received a bid from PhyCor, which was negatively viewed by the market. We evaluated the risks and potential rewards of the deal and felt that the Portfolio would be better off in PhyCor than Med Partners. So we sold the Portfolio's position in Med Partners and purchased PhyCor. Basically, if the Portfolio held Med Partners, we felt the Portfolio would have 50% downside risk with only 15% upside potential. With PhyCor calling the shots in the merger, we felt there would be more upside potential with considerably lower downside risk. At the end of the year, it looked as though the market shared our expectations.

WERE THERE OTHER SMART DECISIONS YOU MADE FOR THE PORTFOLIO IN 1997?
Putting money into utilities was an intelligent move, although our timing may have been a little early, given the decline in oil prices in the fourth quarter. We saw convertibles and high yield securities getting overpriced, while utilities looked very attractive. They had price-to-earnings ratios about half the market level and were paying sizeable dividends. So we increased the Portfolio to an overweighted position there.

WHERE WAS THE PORTFOLIO OVER- OR UNDERWEIGHTED?
At year-end, the Portfolio was overweighted in energy and slightly overweighted in technology. It was underweighted in media, which is a large portion of the market, but we perceive the valuations and risks to be much too high. The Portfolio was underweighted in international securities and at year-end held nothing in any of the Southeast Asian emerging markets.

WHAT IS THE QUALITY RATING OF THE PORTFOLIO?
At year end, the Portfolio's overall quality was BB+, which is relatively high quality given the overall makeup of the convertible market. Of course, the Portfolio holds securities across a wide range of quality ratings.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We believe that despite low oil prices, valuations are currently attractive among energy stocks and we may seek out selected opportunities among utilities with strong fundamentals. Whatever develops in the convertible market, we will continue to view protection of principal as a key concern as we seek capital appreciation along with current income.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                      MAINSTAY VP CONVERTIBLE PORTFOLIO ON
                           10/1/96 VS S&P 500(2) AND
                          THE CONSUMER PRICE INDEX(3)

One Year:            15.43%
Since Inception:
(10/1/96)            15.61%

                                                CONSUMER
                CONVERTIBLE                     PRICE
                PORTFOLIO       S&P 500         INDEX
10/1/96         10000.00        10000.00        10000.00
1996            10389.00        10833.00        10082.00
1997            11992.00        14447.00        10222.00


(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

MAINSTAY VP GOVERNMENT PORTFOLIO

1997 MARKET HIGHLIGHTS
- Interest rates remained relatively stable during the first half of 1997, despite a Federal Reserve Board move to raise interest rates 25 basis points at the end of March.
- In the second half of the year, declining budget deficits, low inflation and expectations of a slowing economy caused interest rates to decline and bond prices to rally.
- The yield curve flattened in the second half of 1997, as foreign central banks sold short-term Treasuries to raise cash to defend their currencies while long-term government securities outperformed on expectations of reduced inflation and slower economic growth.
- Fiscal problems in Asia caused investors to refocus on the risk components of income securities and led to a flight to quality, which helped the rally in long-term bonds.
- The reduction in the United States budget deficit led many investors to rethink the supply and demand dynamics of the government securities markets.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Government Portfolio returned 9.48%.
- The Portfolio outperformed the average Lipper(1) general U.S. government fund.
- The Portfolio benefited from being neutral on duration during the first half of the year and longer on duration during the second half of 1997.
- The Portfolio benefited from shifting opportunities among older and newer Treasury issues and a movement out of mortgage-related issues into government and agency securities.
- Asset-backed securities accounted for as much as 16.3% of the Portfolio in the first half of the year. The position was profitably reduced early in the second half of the year to 10% in anticipation of increased volatility and prepayment concerns.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
During the first half of the year, bonds traded in a relatively narrow range, despite the Federal Reserve Board's move to raise interest rates 25 basis points at the end of March. Opportunities among Treasury securities were limited, shifting the market's focus toward yield-enhancing securities, such as mortgage-backed and asset-backed securities and collateralized mortgage obligations.

In the second half of the year, declining inflation, lower budget deficits, and expectation of a slowing economy led to a bond price rally as yields declined. At the same time, however, declining yields raised the specter of prepayments in mortgage-backed and asset-backed securities, making these sectors less attractive to investors.

Problems in the economies of several Asian nations led both domestic and foreign investors to pursue higher quality securities. This, combined with expectations of slower growth due to the Asian influence on the economy and the removed fear of a Federal Reserve Board tightening, contributed to a rally in long-term government bonds. In addition, the decline in the U.S. budget deficit has reduced the amount of bonds the government will need to issue, shifting supply and demand dynamics in the government market.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP GOVERNMENT PORTFOLIO DO IN 1997? For the one-year period ended December 31, 1997, the Portfolio returned 9.48%. Relative to all Lipper U.S. government bond funds, the Portfolio ranked in the top quartile for 1997.

HOW DID YOU MANAGE THE PORTFOLIO'S DURATION OVER THE COURSE OF THE YEAR?
As portfolio managers, we adapted our approach to the market environment. In the first half of the year, there were few opportunities to benefit from the yield curve or duration plays, so the Portfolio maintained a relatively neutral duration. In the second half of the year, we saw the yield curve flatten substantially, with short-term rates under pressure from selling by foreign central banks and expectations of the Federal Reserve Board tightening interest rates. With expectations of slower economic growth and low inflation, we lengthened the Portfolio's duration to about 9 years. This strategy proved successful, particularly when the problems developed in Asia and investors sought a safe haven in high-quality, long-term bonds.

WHICH TYPES OF SECURITIES DID YOU EMPHASIZE IN THE PORTFOLIO?
Once again, we had to adapt to changing market conditions. In the first half of the year, there were very few opportunities to increase value with government securities, so we moved the Portfolio out of Treasuries and increased its positions among yield-enhancing bonds, including mortgage-backed securities, asset-backed bonds, and unleveraged collateralized mortgage obligations or CMOs. When opportunities arose, we took some profits for the Portfolio in the CMOs, and also invested some of the Portfolio's assets in low-balanced mortgage loans.

WHAT ARE LOW-BALANCED LOANS?
They're securities backed by smaller nonconforming, limited-documentation mortgages to self-employed individuals. The focus is on individuals with impeccable credit credentials and the securities carry high AAA credit ratings. Since the borrowers generally pay about 100 basis points over standard mortgages to get the loans, we found them very attractive for the Portfolio. While more investors are now beginning to see the opportunities in these securities, we were among the early investors and did well with them.

WERE THERE OTHER SECURITIES THAT ATTRACTED YOUR ATTENTION THROUGH THE FIRST HALF OF THE YEAR?
Yes. The Portfolio invested in AAA rated manufactured housing loans and home equity loans of similar quality. Both were positive contributors to the Portfolio's performance.

HOW DID THINGS CHANGE IN THE SECOND HALF OF THE YEAR?
Over the course of the fourth quarter of 1997, yields declined 48 basis points for the 30-year Treasury bond and 10 basis points for 2-year Treasuries. Since bond prices rise when yields decline, this was positive for the Portfolio's overall performance, particularly since the Portfolio was invested in longer-duration bonds. In fact, the last four months of the year generated all of the increase in price and over 50% of the total return in the market for income securities. While the economic and inflation picture remained relatively positive, problems in Asia caused a flight to quality, which created heavy demand among government securities and helped contribute to declining yields.

HOW DID THE BOND RALLY AFFECT RISK IN THE MARKET FOR INCOME SECURITIES?
With yields going lower, prepayment risk increased. So we decided to trim our holdings among mortgage-backed and asset-backed securities. The Portfolio maintained small positions in commercial mortgages and CMOs, where prepayment risk is lower. These sales benefited the Portfolio, as mortgage-backed securities underperformed over the second half of the year. Toward the end of the year, we increased the Portfolio's mortgage holdings slightly with discounted mortgages, which we felt would not be affected as much should interest rates continue to decline.

WHERE DID YOU PUT THE MONEY YOU RAISED SELLING MORTGAGE-BACKED AND ASSET-BACKED SECURITIES?
Primarily into Treasury securities. In the second half of the year, we were able to capitalize on several technical opportunities to switch between newer and older government issues and back again, based on shifting supply and demand characteristics in the market and capturing incremental gains with each move. The positive impact on overall performance was further enhanced by the Portfolio's longer duration strategy.

WERE THERE OTHER SECURITIES THAT YOU BOUGHT IN THE SECOND HALF OF THE YEAR?
We also purchased some agency securities for the Portfolio. In October, rising credit concerns caused yield spreads on all non-Treasury credits to widen out about 15 basis points. At that time, we saw opportunities in short agency securities. We also increased the Portfolio's position in Fannie Mae paper, which offered attractive characteristics with limited prepayment concerns. Both have performed in line with our expectations, contributing positively to the Portfolio's performance.

HAS THE MAINSTAY VP GOVERNMENT PORTFOLIO MAINTAINED ITS HIGH QUALITY RATING?
Yes it has. The MainStay VP Government Portfolio holds securities which are agency rated(2), which is better than AAA. The Portfolio seeks to take advantage of opportunities as they arise, but as managers, we try not to stretch for yield by compromising the quality of the Portfolio's investments.

DO YOU HAVE ANY REGRETS REGARDING 1997?
Not really. We believe we acted prudently throughout the year, adjusting the Portfolio's holdings to reflect the shifting opportunities that arose throughout the year. Of course, there may have been some opportunities we missed, but overall, we believe mortgages were the best place to be in the first half of the year, and Treasuries were best in the second half of the year -- since that's where the Portfolio was primarily invested, we have no particular regrets.

WHAT DO YOU SEE ON THE HORIZON?
Going forward, we believe the economy may slow, at least for the first six months of 1998 reflecting the Asian crisis' impact on our economy. Reductions in the budget deficit will reduce the need for Treasury financing and unless demand slackens, the reduced supply should have a positive effect on Treasuries. We also believe that stability on the inflation front will generally be good for the bond market. However, we cannot become complacent. With unemployment at such low levels, there remains the possibility that wage hikes could create inflationary pressure. So we're keeping our eyes open and carefully monitoring market developments.

DO YOU THINK THE SOUTHEAST ASIAN SITUATION WILL HAVE A MAJOR EFFECT ON THE MARKETS?
It definitely has had an impact so far. It has caused many investors to rethink their positions on risk. The coming months will tell how severe the fallout will be for international markets and the U.S. economy. But so far, the flight to quality has had a positive impact on portfolios like ours, which are currently positioned with high quality bonds and a longer duration. Regardless of how things develop on the international front, we will continue to seek securities that offer a high level of current income, consistent with safety of principal.

Ravi Akhoury
Edward Munshower
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GOVERNMENT PORTFOLIO ON
                     1/29/93 VS LEHMAN BROTHERS GOVERNMENT
                    INDEX(3) AND THE CONSUMER PRICE INDEX(4)

One Year:            9.48%
Three Years:         9.33%
Since Inception:
(1/29/93)            6.37%


                                LEHMAN
                                BROTHERS        CONSUMER
                GOVERNMENT      GOVERNMENT      PRICE
                PORTFOLIO       INDEX           INDEX
1/29/93         10000           10000           10000
12/31/93        10563           10914           10275
12/31/94        10368.64        10546.2         10549.34
12/31/95        12102.28        12480.37        10785.65
12/31/96        12378.21        12826.08        11142.65
12/31/97        13551.66        14056.1         11332.08

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) Agency rating is above AAA. Currently, debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Portfolio.

(3) The Lehman Brothers Government Index is an unmanaged index comprised of U.S. Government and agency issues as well as investment grade fixed rate debt securities. Results assume the reinvestment of all incomes and capital gains distributions.

(4) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

1997 MARKET HIGHLIGHTS
- After interest rates rose slightly at the end of March, moderate economic growth and reduced inflation concerns caused rates to decline throughout the rest of the year.
- Yield spreads of high yield bonds relative to U.S. Treasuries remained at historically low levels throughout most of the year.
- Problems in Southeast Asia in the second half of the year, resulted in a flight to quality both in the high grade and high yield sectors.
- Significant inflows of foreign capital, strong new issuance, and historically low default levels artificially bolstered the price of high yield securities.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP High Yield Corporate Bond Portfolio returned 13.03%.
- The Portfolio underperformed the average Lipper(1) high current yield fund, which returned 13.41% for the year ended 12/31/97.
- Among high yield issuers, the Portfolio emphasized higher-quality credits over middle- and lower-quality issues.
- The Portfolio emphasized short-duration through the first three quarters of the year, but began to lengthen duration during the fourth quarter.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
At the end of March 1997, concerns about inflation and the rate of economic growth led the Federal Reserve Board to raise interest rates by 25 basis points. As the year progressed, economic growth slowed to more moderate levels and inflation remained under control, causing interest rates to steadily decline.

As currency problems and financial difficulties emerged in Southeast Asia, inflation concerns evaporated and the possibility of deflation swept across the investment horizon. The market reacted to the Asian turmoil with a flight to quality that boosted bond prices and generally reduced yields. In the high yield market, upper-tier securities substantially outperformed the middle- and lower-tiers, and investors avoided emerging market debt, regardless of underlying fundamentals.

With the U.S. dollar strong throughout the year, foreign capital flowed into domestic securities, including the high yield bond market. Strong new issuance and historically low default levels helped to attract investors and bolster prices, often to artificially high levels. As a result, new issues tended to be overpriced, and fair values tended to be more evident in the secondary market.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO DO IN 1997?
The MainStay VP High Yield Corporate Bond Portfolio returned 13.03% for the year ended 12/31/97. The Portfolio underperformed the average Lipper high current yield fund, which returned 13.41% for the year.

WHAT FACTORS CAUSED THE PORTFOLIO TO UNDERPERFORM ITS PEERS?
There were three basic themes that affected our relative results. First, over the course of the year, yield spreads tightened, reducing the Portfolio's incentive to seek yield at the expense of quality. As we continued to emphasize higher credit quality within the high yield universe, we reduced the Portfolio's potential to outperform more aggressive funds. Second, as a defensive measure, we emphasized shorter-duration credits during the first three quarters of the year, which had a negative impact on performance. In the fourth quarter, we lengthened our duration, which had a positive effect. But given the continuing decline in interest rates, the move was somewhat late. Third, we were somewhat early in increasing the Portfolio's emerging market exposure when those markets corrected. While we still believe in the fundamental value of the Portfolio's emerging market holdings, the market has largely ignored fundamentals in its subsequent flight to quality.

DID THE PORTFOLIO HAVE ASIAN HOLDINGS THAT WERE PARTICULARLY HARD HIT?
In all of our emerging market debt, we had already decided to focus only on premier companies, which generally would be positive for the Portfolio. However, one issue that has had very poor performance is First Pacific Capital, a conglomerate with premier Asian holdings, excellent fundamentals, a liquid balance sheet, and promising prospects. Despite these strengths, the price of the bonds continued to decline through the end of the year. The Portfolio continues to hold First Pacific Capital and we believe it may perform well when the Asian situation begins to calm down.

HAVE YOU MADE DEFENSIVE MOVES FOR THE PORTFOLIO?
Yes. We moved the Portfolio toward higher-quality credits within the high yield sector as spreads between high yield and high grade securities became extremely narrow. In seeking to extend duration without taking on additional risk, we purchased a 1.6% position in Treasury notes.

WERE THERE POSITIVE THEMES DURING 1997?
Before answering that, it's important to note that we're primarily "bottom-up" investors. Unlike "top-down" investors, we don't look for general investment themes and then try to find securities that fit them. Instead, we select securities based on their individual merits. We look at the company's debt coverage, free cash flow, management, and overall business prospects, and select individual situations that we believe will provide more than adequate compensation for any risks the Portfolio must assume.

With that said, we did see some positive trends unfold as a result of our selection process. For example, in selecting securities, we often consider the possibility of tenders or offers to buy back debt that doesn't carry call provisions. In a declining rate environment, companies often have an incentive to repurchase their debt if they feel that refinancing would be advantageous. Our ability to identify companies likely to refinance noncallable bonds has unfolded as a positive theme in 1997.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING THE YEAR?
In the first half of the year, we had success with TCI Satellite Entertainment. When the bonds originally came to market, we believed they were overpriced. When they reached a substantial discount, we bought them for the Portfolio in the secondary market. Although it was a lower-tier credit, we felt the potential rewards outweighed the risks, and the transactions were positive for the Portfolio.

USN Communications was one of the Portfolio's largest purchases in 1997, and allowed the Portfolio to participate in the emerging local telephone provider market. We liked the company's management and business strategy and believed their bonds were attractively priced. The purchase had a positive impact on performance.

We also bought Pegasus Shipping Hellas first mortgage notes secured by Panamax oil tankers that concentrate on North American trade for the Portfolio. The company has a very strong cash flow, enough to retire three-quarters of the company's debt in five years. The price and yield were attractive, the assets were solid, and the notes performed well for the Portfolio.

WHAT EXACTLY DO YOU LOOK FOR IN A BOND?
While situations vary, we generally look for a substantial yield advantage, strong liquidity, and free cash flow or asset coverage that's at least one and a half times the debt we're buying, preferably two times. A company that can afford to reduce its debt is much more appealing to us than one that needs every dime it raises. Since we believe we're in the later stages of the credit cycle, we also want companies that will continue to be able to generate predictable and dependable cash flow even if the economy should take a major downturn.

We also look for opportunities. When the market doesn't perceive the full potential of a company or security, we believe we can make sound investments for the Portfolio at attractive prices. An excellent example might be ICN Pharmaceuticals. In the early 1990s, the company was highly leveraged, but since then, it has significantly reduced its debt levels. We think of the company as a strong BB credit that may advance to investment grade. But because of the company's checkered past, its bonds were priced like a weak BB credit. We made a sizeable purchase of ICN Pharmaceutical bonds and they have performed well for the Portfolio and may do even better if the company is upgraded.

WHAT SORT OF SITUATIONS MAY PROMPT YOU TO SELL?
There are a variety of reasons why we may sell bonds. If an entire market shifts, as occurred in Southeast Asia, that may prompt us to sell. International Semi-Technology Microelectronics was a company we felt would be very vulnerable during the Asian difficulties. The Portfolio owned about $6 million of their bonds at one point, and we sold all of them in what we felt was a reasonable price range. By year end, the bonds were trading at nearly half the price at which we sold them, so the decision was positive for the Portfolio in terms of risk management.

In other cases, such as Spanish Broadcasting System and Casino America, bonds may simply rise to the price target we've set and we'll sell or reduce the Portfolio's position to take profits and look for other opportunities with more price potential.

In other cases, a company-specific event can prompt a sale. United International Holdings Australia/Pacific is an international cable company that benefited by selling a relatively minor asset for a huge price. That resulted in a tremendous boost for the bonds, and we sold some of the Portfolio's holdings at a substantial gain. In fact, United International Holdings Australia/Pacific was one of the strongest performers in the Portfolio for the year.

WHICH OTHER NAMES WERE STRONG PERFORMERS?
Kabelmedia Holdings was very strong. The company benefited from consolidation in international media and provided outstanding returns. With the growing competition in local area telephone service, USN Communications used its positioning in that market to good advantage, and the bonds made a substantial contribution to the Portfolio's performance. FRI-MRD was a new purchase in 1997 that had a solid business plan, executed it well, and the market rewarded its efforts.

WHICH OF THE PORTFOLIO'S HOLDINGS DID POORLY?
Alliance Entertainment was a troubled company we believed could benefit from a strong business partner. When no partner emerged, however, the company went bankrupt. While bondholders may have claims to the company assets, the holding was a negative performer for the Portfolio. Cityscape Financial was an overly aggressive subprime mortgage lender that faced prepayment problems in a declining rate environment. We felt that we had bought Cityscape Financial bonds at a low price, but as rates continued to decline, the company continued to face difficulties. While we remain cautiously optimistic, the holding had a negative impact on performance in 1997.

WHAT DO THOSE EXAMPLES SAY ABOUT THE HIGH YIELD MARKET?
They support what we've been saying for some time that there are different tiers in the high yield market and they offer different risk/reward characteristics. We've generally reduced our holding in the bottom-tier, simply because the risks have become greater and the reward potential seems inadequate to justify the risks. While the Portfolio has occasionally had success with bottom-tier securities, in 1997 we concentrated more heavily in the upper-tier, where there are stronger companies with more cash flow to cover difficulties, should they occur. As the Asian meltdown clearly shows, difficulties can arise suddenly and unexpectedly. If and when that happens, we'd prefer to see the Portfolio invested in relatively strong credits that will get stronger rather than weak ones that will get weaker.

HOW WAS THE PORTFOLIO WEIGHTED RELATIVE TO THE HIGH YIELD MARKET IN GENERAL AT YEAR END?
In the high yield market, media and telecommunications companies account for a high percentage of issues. While the Portfolio holds quite a few of the names in these areas, at year end, it was about market weighted in telecommunications and slightly overweighted in media. With good results from casinos such as Casino America and President Riverboat Casinos, all of which contributed positively to performance in 1997, the Portfolio was overweighted in casinos at year end. It was also overweighted in industrials, with names such as Thermadyne Holdings and Easco, each of which contributed positively to performance.

We saw little value in energy and the Portfolio was significantly underweighted there at year end. We believe this was a positive decision since energy has generally underperformed, particularly with mild weather and declining oil prices. Although the Portfolio held some positive results in the paper industry in the first half of the year, with names like Stone Container and Gaylord Container, at year end the Portfolio was underweighted in the paper industry.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We continue to believe that quality will be very important. Despite relatively low default levels overall, we're seeing more defaults in the bottom-tier of the high yield market and less value in the middle- and lower-tiers. While we continue to see promise in the emerging markets, we believe it may take some time for the investment world to refocus on fundamentals there. We remain relatively defensive, looking for companies that can generate predictable cash flow, even in an economic downturn. Of course, we will continue to pursue maximum current income and capital appreciation opportunities in accordance with the Portfolio's objective.

Denis Laplaige
Steven Tananbaum
Portfolio Managers
MacKay-Shields Financial Corporation

                      $10,000 INVESTED IN THE MAINSTAY VP
                     HIGH YIELD CORPORATE BOND PORTFOLIO ON
                     5/1/95 VS THE CONSUMER PRICE INDEX(2)
                    AND THE FIRST BOSTON HIGH YIELD INDEX(3)

One Year:           13.03%
Since Inception:
(5/1/95)            15.13%


                HIGH YIELD      CONSUMER        FIRST BOSTON
                CORPORATE BOND  PRICE           HIGH YIELD
                PORTFOLIO       INDEX           INDEX
5/1/95          10000           10000           10000
12/31/95        11006           10102           10968
12/31/96        12894.63        10436.38        12329
12/31/97        14574.8         10613.79        13885

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

(3) The benchmark against which the MainStay VP High Yield Corporate Bond Portfolio, going forward, will measure its performance against is the First Boston High Yield Index. This index better reflects the holdings of the Portfolio, and the Adviser believes that it is, therefore, a better performance benchmark. The index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Portfolio will not precisely match those in the index, and so, performance of the Portfolio will differ.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

1997 MARKET HIGHLIGHTS
- In the first quarter, the Federal Reserve Board's move to raise interest rates in the United States impacted international markets until investors refocused on local growth prospects and foreign markets rebounded in the second quarter of 1997.
- Continued movement toward European Monetary Union, including fiscal reforms and corporate restructurings, improved the general financial backdrop for European markets.
- In the second half of the year, the Southeast Asian financial markets suffered severe setbacks that affected currencies, real estate, and equities and led to problems in the banking and securities industries.
- Analysts around the world reacted with lower earnings estimates and a more pessimistic investment outlook for Asian as well as other world markets.
- In the fourth quarter, these factors caused the Morgan Stanley Capital International ("MSCI") EAFE(1) Index to decline, leaving the Index up 1.78% for the year.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP International Equity Portfolio returned 5.17%.
- Starting in the first half of 1997, the Portfolio overweighted European investments and decreased Southeast Asian holdings, which helped when Asian markets began to experience financial difficulties.
- Although the Portfolio managers had been bullish on Hong Kong in the first half of the year, continuing negative signals led them to eliminate all exposure to Southeast Asian markets and substantially reduce the Portfolio's Japanese exposure in the fourth quarter.
- Throughout the year, and particularly in the fourth quarter, the Portfolio increased its exposure in Switzerland, Belgium, the United Kingdom, and Portugal, which proved beneficial for the Portfolio's performance.
- Sensing the dollar's strength, the Portfolio managers used substantial currency hedges throughout most of the year to protect investors from losing money when local returns were translated into U.S. dollars.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The international equity markets were influenced by a number of important factors throughout 1997. In the first quarter, a Federal Reserve Board move to raise interest rates had a negative impact on investor psychology around the globe. However, the mood became more positive in the second quarter of the year as investors focused on positive local-market fundamentals, European Monetary Union, and other positive factors.

By the end of the first half of the year, weaknesses had begun to emerge in certain Southeast Asian markets, and by October, several Asian economies were experiencing severe difficulties. Currencies, real estate, and stocks were affected -- and as the value of loan collateral dropped, banks and other financial institutions came under pressure. Corporate earnings estimates underwent radical revisions and several Asian markets experienced extreme volatility and major setbacks. Problems spilled over into Australia, where declining demand for basic commodities led to negative market returns.

Europe, on the other hand, had a strong year. Continuing efforts to work towards the European Monetary Union kept interest rates and inflation at relatively low levels and strengthened many European economies. With borders becoming less of a business barrier, major companies began to look for international partners, increasing merger and acquisition activity. Portugal entered the MSCI EAFE Index, attracting international investors, while declining bond yields and increased availability of mutual funds increased the country's domestic equity participation. Overall, Portuguese stocks outperformed all other major world markets in local currency terms. Throughout the year, a strong U.S. dollar posed additional risks for international investors without sufficient currency hedging.

HOW DID THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO DO IN THIS ENVIRONMENT? For the year ended 12/31/97, the MainStay VP International Equity Portfolio provided a total return of 5.17%. The Portfolio's results were in line with the average Lipper(2) international fund, which returned 5.17% for the same period. In 1997, the Portfolio outperformed the MSCI EAFE Index of 1.78%.

WHAT STRATEGIES DO YOU FEEL WORKED WELL FOR THE PORTFOLIO DURING THE YEAR? Certainly, our decision to reduce the Portfolio's exposure in Southeast Asian markets and Japan was positive for the Portfolio, as was our decision to invest most of the proceeds from those sales in Europe. There, we invested primarily in Switzerland, Belgium, the United Kingdom, and Portugal, all of which were positive performers and contributed significantly to the Portfolio's positive returns.

CAN YOU TELL US ABOUT THE PORTFOLIO'S INVESTMENTS PRIOR TO THE FALLOUT IN SOUTHEAST ASIA?
Early in the year, we believed Europe would offer strong investment opportunities. We were overweighted in France, which suffered a bit after its elections -- and underweighted in Japan, which had shown continuing weakness over time. Throughout the first half of the year, we continued to reduce the Portfolio's Japanese exposure and core European holdings to increase diversification across other European markets. We also detected problems in Malaysia, where slowing technology, rising interest rates, and property speculation had severely weakened the market's portfolio fundamentals. We left Malaysia in the second quarter, which was clearly a smart move, given subsequent developments in Southeast Asia.

WHICH EUROPEAN MARKETS PROVIDED THE BEST PERFORMANCE IN 1997?
Portugal was by far the Portfolio's strongest performing market, both in local currency and U.S. dollar terms. Portugal benefited from strong fiscal consolidation and from bringing inflation and the country's deficit under control. The country has lower unemployment, higher savings rates, and higher wages, which are all part of its efforts to meet the criteria for European Monetary Union. Since the country was added to the MSCI EAFE Index this year, many international investors poured money into Portuguese stocks. But the country also benefited from domestic investors, who saw declining bond yields and the increased availability of mutual fund shares as a reason to invest in equities. Recognizing these trends, over the course of the year, we increased the Portfolio's Portuguese position from zero to 1.3% of the Portfolio.

WHAT ABOUT SWITZERLAND?
The Portfolio was invested in Switzerland as part of its European diversification strategy. The Swiss market benefited from world-class companies, low interest rates, good monetary conditions, and a number of profitable mergers and acquisitions. We had good success with names like Novartis, a pharmaceutical giant that resulted from a merger between Sandoz and Ciba Geigy -- and from a pending financial merger between Schweizerische Bankverein and UBS -- Union Bank of Switzerland, both of which had been important holdings for the Portfolio.

WHAT ATTRACTED YOU TO BELGIUM?
Again, our primary decision was to diversify the Portfolio's European holdings. We invested in Belgium in the first half of the year, then pared back the Portfolio's holdings when rates started to rise. Later, as problems started to develop in Asia, however, it became clear that rates wouldn't continue to climb, so Belgium again looked attractive. This market is another one that's benefiting from restructuring, low interest rates, improving retail performance, and positive economic indicators. The Portfolio was invested heavily in Belgium in the fourth quarter, increasing its position to about 3% of the Portfolio.

CAN YOU MENTION SOME COMPANIES THAT DID WELL IN BELGIUM?
Belgium has a number of utilities and financial firms. In the utilities, we liked Reunies Electrobel and Tractebel. In the financial services area, we invested in Generale de Banque and Fortis.

YOU ALSO MENTIONED THE U.K. WHAT HAPPENED THERE?
The U.K. keeps booming and we increased the Portfolio's exposure as we saw increasing investor interest in the British market. Although earlier in the year we thought interest rates might continue to rise, during the Asian difficulties we felt the time was right to add to the Portfolio's positions. During the year unemployment was at its lowest level since 1980, and investors poured money into British mutual funds, which helped keep the stock market strong. The demutualization of building societies (which are somewhat similar to the former Savings & Loans in the U.S.), also increased investor wealth and helped the market.

One of the Portfolio's strong performers in the U.K. was Vodafone Group whose mobile telephone operations seem to be taking off with higher subscriber rates than analysts predicted. The company has about a 33% market share and has done quite well for the Portfolio.

WERE THERE EUROPEAN COUNTRIES THAT DIDN'T DO AS WELL?
The Portfolio was overweighted in Austria, which wasn't as strong a performer as most other European countries. Fortunately, the Portfolio was invested in some of the market's better performers, such as Verbund -- which is the shortened name for Verbundgesellschaft-Oesterreichische Elektrizitatswirtschafts Class A. While that may be hard to say, the company is easy to like. It's an electrical and gas utility that's benefiting from privatization and European Monetary Union, and was up about 50% in the fourth quarter alone.

OBVIOUSLY, THE BIG STORY FOR THE YEAR WAS THE ASIAN CRISIS. HOW DID YOU HANDLE
IT?
We think we did relatively well, given the depth of the market difficulties. As I mentioned, we sold the Portfolio's Malaysian holdings early, which was a big plus for the Portfolio. We also eliminated the Portfolio's exposure to Singapore before the October declines. Although some of the sales weren't profitable, they were clearly wise. Fortunately, the Portfolio didn't have any holdings in Thailand, Korea, Indonesia, or other emerging markets in Southeast Asia -- which was a decided plus for the Portfolio's investors.

WHY WASN'T THE PORTFOLIO INVESTED IN THOSE MARKETS?
We are basically risk-averse managers. While emerging markets may look terrific when they're rising, the pain they may cause when they fall just isn't MainStay VP's management style. So while other Portfolios may have had substantial exposure to these markets, the MainStay VP International Equity Portfolio was invested in the more solid and established markets, which we felt would offer investors greater strength and stability. As the situation developed, however, even these markets had severe setbacks.

WHAT HAPPENED IN THE MORE DEVELOPED ASIAN MARKETS?
By far, the largest Asian market is Japan. We trimmed the Portfolio's position substantially during the year, based on the impact of an increasing sales tax and other signs of weakness. We invested most of the proceeds in Europe, which was positive for the Portfolio's performance.

Among Japanese companies, there were strong performers and weak ones. Fortunately, we seek diversified exposure across well-established companies and try to avoid taking on high-risk investments. As a result, certain of the Portfolio's multinational Japanese names, such as Toyota Motor and Honda Motor, did well. Japan's domestic construction, retail, and banking firms, on the other hand, did poorly. Fortunately, the Portfolio had no exposure to any of the Japanese banks and financial firms that failed during the year, largely due to our careful research and the Portfolio's focus on solid companies with strong portfolio fundamentals.

In Hong Kong, the celebration of the return to a unified country helped make the market a strong performer for the Portfolio in the first half of the year. However, as the year progressed, the problems of the Southeast Asian markets broadened in depth and scope. We reduced the Portfolio's position from neutral to underweighted in October, and after we did, the market fell 22%. Fortunately, we didn't sell immediately, but when the market came back 14%, we sold the Portfolio's remaining exposure to Hong Kong, which had a negative overall impact on performance. The decision to reinvest the proceeds in European stocks, however, was strongly positive.

WAS AUSTRALIA AFFECTED BY THE FALLOUT IN ASIA?
Absolutely. We had added to the Portfolio's Australian holdings in the first half of the year, expecting stellar performance due to robust growth and lower interest rates. But when problems started to emerge in Southeast Asian markets, the demand for commodities, which are a large part of the Australian economy, started to decline. We reduced the Portfolio's Australian position from overweighted to neutral to underweighted over the course of the second half of 1997. Some of the Portfolio's Australian holdings, such as the National Australia Bank and News Corp. have done well. But some of the Portfolio's holdings, such as Broken Hill Proprietary, have done poorly. So, instead of a star performer, the Australian market was up a modest 9.2% for the year in local currency terms.

HOW DID YOU POSITION THE PORTFOLIO TO PROTECT AGAINST CURRENCY RISK?
Basically, we were bullish on the dollar, which proved correct throughout the year. We did manage to gain a little bit through yen exposure in the first half of 1997. But the strength of the U.S. dollar brought substantial risk to U.S. investors in foreign securities. Recognizing this, most of the Portfolio's positions were partially hedged, which helped to protect investors from currency risk. Of course, currency risk cannot be entirely eliminated. The Portfolio had some currency exposure, which had a negative impact on performance, as virtually all foreign currencies declined relative to the U.S. dollar in 1997.

DID THE PORTFOLIO HAVE ANY EXPOSURE TO LATIN AMERICA?
No, it didn't. While Mexico and certain South American markets had excellent returns, we preferred the strength and stability of Europe. As part of our approach to invest in a diversified portfolio of developed countries with high quality stocks and to shun excessive risk, we avoided emerging markets in Central and South America entirely.

WHAT DO YOU SEE GOING FORWARD?
The Asian situation is not going to go away quickly. We will continue to monitor the situation because we believe that, eventually, there may be buying opportunities in the stronger markets there. We still feel that Europe will offer strong returns as long as interest rates and inflation remain low and companies seek partners that can assist them with the challenges of European Monetary Union. Overall, we think foreign equities will continue to offer opportunities for investors and we will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk, with current income as a secondary objective.

Shigemi Takagi
Portfolio Manager
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
              MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO ON 5/1/95
                               VS EAFE INDEX AND
                          THE CONSUMER PRICE INDEX(3)

One Year:            5.17%
Since Inception:
(5/1/95)             8.49%



                INTERNATIONAL                   CONSUMER
                EQUITY          EAFE            PRICE
                PORTFOLIO       INDEX           INDEX
5/1/95          10000           10000           10000
1995            10696           10520           10102
1996            11823.36        11189           10436.38
1997            12434.63        11388.24        10613.79

(1) Morgan Stanley Capital International EAFE Index is an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East.

(2) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

International investing involves special risks that are more volatile than those found in the U.S. markets, including foreign currency fluctuations, lesser liquidity of securities and exchanges, political and economic instability, and different government regulatory concerns.

MAINSTAY VP TOTAL RETURN PORTFOLIO

1997 MARKET HIGHLIGHTS
- Following the Federal Reserve Board's rate hike in March, low inflation and declining domestic interest rates generally helped the equity markets.
- Fiscal problems in Asia precipitated a flight to quality in both stocks and bonds, which proved beneficial for both the equity and income portions of the Portfolio.
- Over the course of the year, stock market volatility increased substantially, creating both opportunities and pitfalls.
- After interest rates rose at the end of the first quarter, economic growth and inflation expectations moderated and interest rates generally declined, which proved beneficial for financial stocks and led to a rally in the bond market.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Total Return Portfolio returned 17.79%.
- The Portfolio benefited from an overweighted position in financial services stocks, but suffered setbacks in technology and certain health care issues.
- Defensive domestic stocks with dependable earnings performed well in the flight to quality that resulted from Asian market difficulties.
- The Portfolio benefited from a short duration in the first quarter and a longer duration throughout the remainder of the year, with emphasis on mortgage-backed securities in the first half of the year and Treasuries in the second half of the year.
- Corporate bonds, which were relatively strong in the first half of the year, performed poorly in the second half of the year.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Early in 1997, signs of rapid growth led the Federal Reserve Board to raise interest rates by 25 basis points in late March. Throughout the rest of the year, however, the growth rate was more moderate and inflation remained at low levels, which was generally positive for both the stock and bond markets. Financial stocks outperformed, while bonds rallied as yields declined.

Volatility increased as the year progressed, with the Dow Jones Industrial Average(1) dropping 554.26 points or 7.18% on October 27, 1997, then recording its largest single-day gain in history the following day. In the third and fourth quarters, weakening currencies and other financial problems in Asian markets took a severe toll on many technology stocks, stimulating increased interest in purely domestic issues and high-quality defensive names with dependable earnings, including pharmaceutical and health care stocks. Overall, the stock market had another outstanding year -- the third year in a row with the S&P 500(2) returning over 30%.

Volatility was considerably lower in the bond markets through most of the year. Asian financial woes stimulated a flight to quality that resulted in strong gains for long-term Treasury investors. Reductions in the U.S. budget deficit generally led investors to rethink supply and demand dynamics in the government security markets.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP TOTAL RETURN PORTFOLIO DO IN 1997? For the year ended 12/31/97, the MainStay VP Total Return Portfolio returned 17.79%. The Portfolio underperformed the average Lipper(3) balanced fund, which returned 18.95% for the year.

WHICH AREAS CONTRIBUTED MOST SIGNIFICANTLY TO THE PORTFOLIO'S EQUITY
PERFORMANCE?
One of our best decisions during the year was to keep the Portfolio's equity portion overweighted in the financial sector. While there were some setbacks when short-term rates rose in March, throughout much of the rest of the year rates declined and investors focused on the group's strong portfolio fundamentals. We had outstanding results from Travelers Group, SunAmerica, MGIC Investment, and American International Group. Although each stock had a different weighting, all were strong contributors to the overall performance of the Portfolio's equity portion. Norwest, which we purchased in July, was up 27% by the end of the year, which was an impressive gain in a short period. One negative performer was Green Tree Financial, which was down 31% for the year, after accounting practices were questioned.

HOW WAS THE PORTFOLIO'S EQUITY PORTION AFFECTED BY THE FALLOUT IN ASIA?
In a variety of ways. Technology stocks, many of which have close ties with Asian markets, suffered as investors retreated to high-quality, dependable stocks, such as pharmaceuticals and strong health care companies, solid domestic financial issues, and other large-capitalization names. We reduced several of our technology holdings, including Intel, which underperformed, and Seagate Technology and Lam Research, which suffered when commodity-type technology stocks went out of favor. Since the market was more forgiving of large-capitalization issues, we continued to hold Oracle, although it had negative returns. We also had a rough ride with 3Com, a networking company, that had problems integrating an acquisition. The stock was down 52% for the year and had the worst overall impact on the equity portion of the Portfolio of any of its holdings. Of course, not all technology stocks were negative stories. Computer Associates International, which was up 60% for the year, was one of the Portfolio's largest holdings, and was among the leading contributors to the Portfolio's performance.

HOW WAS THE PORTFOLIO AFFECTED BY THE VOLATILITY OF THE STOCK MARKET IN 1997?
We held a number of stocks that benefited from the market's volatility as investors sought out more dependable, defensive names. Merck, Johnson & Johnson, Lilly (Eli), and Schering-Plough were among the stocks we owned or purchased that helped stabilize the Portfolio's equity portion despite market volatility.

DID DECLINING OIL PRICES AFFECT THE PORTFOLIO?
Yes, they did, and the impact was generally negative. Three of our most significant purchases, Diamond Offshore Drilling, Halliburton, and ENSCO International, all declined in price after we bought them. The Portfolio continues to hold the stocks, however, because they appear to have strong, assured earnings for 1998. Nevertheless, the purchases were ill timed and hurt the Portfolio's performance.

BESIDES TECHNOLOGY STOCKS, DID YOU HAVE OTHER MAJOR SALES DURING THE YEAR?
Yes. We sold Amgen, a leading biotechnology stock, as portfolio fundamentals weakened. The sale was basically neutral for the Portfolio. We sold NIKE based on reduced earnings and weaker portfolio fundamentals. But given the performance after the sale, we believe it was a good move for the Portfolio. We also sold Triton Energy, an "opportunistic" stock with oil reserves in Columbia and natural gas holdings in Thailand that did poorly after the Asian setback started. Fortunately, our sale protected investors from even bigger losses as the stock continued to decline.

WERE THERE OTHER STEPS YOU TOOK TO PROTECT INVESTORS?
Yes. We saw costs rising out of control for Humana. A new president stepped in and tried to turn things around, but we later sold the stock. That turned out to be a wise decision given the stock's subsequent performance. Columbia/HCA Healthcare became embroiled in a federal investigation, which made it impossible to base decisions on the portfolio fundamentals. So we sold the stock around where we purchased it, with a neutral impact for the Portfolio.

WHAT OTHER STOCKS DID PARTICULARLY WELL OR POORLY?
Tyco International, a diversified industrial company that exceeded earnings expectations, was one of our strongest performers as investors looked for quality, dependability, and strength. Aetna is a stock we sold; but it faced problems similar to Humana and had a negative impact on the Portfolio's equity portion. Danka Business Systems, which distributes copiers and fax machines, suffered a setback in integrating an acquisition and hurt the Portfolio's equity performance. Compuware, a technology stock which was purchased early in the year was among our top performers, more than doubling in price from initial purchase.

WHAT HAPPENED IN THE PORTFOLIO'S INCOME PORTION?
The most important decision for the income portion of the Portfolio was duration. Being short in the first quarter and longer throughout the rest of the year helped position the Portfolio positively for changes that occurred in interest rates. Our decision to be overweighted in mortgage-backed securities in the first half also provided yield-enhancing opportunities when the yield curve, duration plays, and government securities had little to offer. At the time, we concentrated on mortgage-backed and asset-backed bonds, and collateralized mortgage obligations ("CMOs"). When opportunities arose, we took profits in CMOs and invested in low-balanced loans, AAA-rated manufactured housing loans, and AAA-rated home equity loans. All of these investments had a positive impact on performance.

WHAT ABOUT THE SECOND HALF OF THE YEAR?
During the second half of the year, declining rates raised prepayment concerns and we moved out of mortgage-related securities and into Treasuries. We were able to capitalize on several technical opportunities to switch between newer and older government issues and back again, based on technical supply and demand factors in the market. With incremental gains on each exchange and a relatively long duration, the strategy proved beneficial for the Portfolio.

WERE THERE OTHER INCOME SECURITIES YOU BOUGHT DURING THE SECOND HALF OF 1997? Yes, as yield spreads widened, we spotted some opportunities among basic 5-year agencies and Fannie Mae paper, which offered attractive characteristics with few prepayment worries. Both contributed positively to performance.

HOW DID THE PORTFOLIO'S CORPORATE BONDS PERFORM?
Although corporate bonds, particularly Yankee bonds and telecommunications issues, performed relatively well in the first half of the year, corporate bonds were the weak spot in the Portfolio during the second half. October was a particularly bad month. Our best performers were banks, where we were overweighted, and utilities, where credit concerns caused us to maintain an underweighted position for the Portfolio.

DID YOU OWN ANY YANKEE BONDS?
Yes we did. Our Yankee holdings performed relatively well in the first half. In the second half, however, we had a slightly overweighted position in Korean paper that suffered a severe downgrade. Although we sold it before the downgrade occurred, it had a definite negative impact on the Portfolio's performance, even though Yankee bonds have no currency exposure. The Portfolio had other Yankee holdings that did better, but not enough to overshadow the Korean difficulty.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We believe the catalysts that moved the market in 1997 are still in place. Moderate growth, low inflation, and low interest rates are likely to continue, and will support the long-term case for a bull market in stocks. Nevertheless, the market is much more cautious, and for good reason. Chances are, the Asian situation may slow economic growth in the United States and demand for exports may decline. While that may be negative for corporate earnings, it may have a beneficial impact on inflation. If foreign influence on domestic stocks is stronger than we anticipate, however, the bull market may well be challenged.

In the bond market, we believe rates may continue to decline, which would be positive for long-term bonds. We see the flight to quality as good for Treasuries, but need to keep our eye on developments on the international front. Regardless of what emerges, we will continue seeking to realize current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Edmund Spelman
Rudy Carryl
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                     MAINSTAY VP TOTAL RETURN PORTFOLIO ON
                             1/29/93 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(4)

One Year:            17.79%
Three Years:         19.22%
Since Inception:
(1/29/93)            13.57%


                TOTAL                           CONSUMER
                RETURN                          PRICE
                PORTFOLIO       S&P 500         INDEX
1/29/93         10000           10000           10000
1993            11504           11007           10275
1994            11044.99        11148.99        10549.34
1995            14174.04        15338.78        10785.65
1996            15886.26        18857.5         11142.65
1997            18712.43        25148.36        11332.08

(1) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(3) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(4) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

MAINSTAY VP VALUE PORTFOLIO

1997 MARKET HIGHLIGHTS
- The stock market experienced its third consecutive year of over 20% returns, with large-capitalization, high price-to-earnings (P/E) stocks accounting for a large percentage of the gains.
- Despite tremendous gains, the stock market saw expanding volatility, including two corrections of about 10%, and certain sectors corrected even more during 1997.
- Asian turmoil dominated the news in the third and fourth quarters, causing equity investors to reassess risk and reevaluate earnings prospects going forward.
- Large financial and pharmaceutical companies generally performed well, while some HMOs and basic materials companies underperformed.
- With greater attention to the risk side of the investment equation, value stocks did well in the fourth quarter and may provide attractive opportunities going forward.
- The prospects of lower inflation or possible deflation may pose difficulties for commodity-oriented companies in the future.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Value Portfolio returned 22.89%.
- The Portfolio reduced its position in financial stocks through the first half of the year, missing part of the second quarter rally, with proceeds invested largely in utilities.
- The Portfolio's top 10 holdings were also its top 10 performers, including names such as AT&T, Ford Motor, and PG&E, all of which earned more than 50% for the Portfolio.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
In the third consecutive year with stock market returns of over 20%, the ten large-capitalization stocks with high P/E ratios accounted for about 26% of the S&P 500's(1) total return. At the same time, volatility increased and the stock market underwent two corrections of about 10% -- one in the six weeks prior to the end of April, the other from the market's peak in July through the last week of October. Despite broad market gains, many individual stocks and sectors experienced even larger corrections.

As interest rates declined after peaking in April, interest-sensitive issues tended to outperform, with financial stocks providing robust returns, especially during the second quarter of 1997. Communications stocks and high P/E pharmaceuticals were also outstanding performers. Other sectors, including basic materials, such as chemicals, paper and forest products, and agriculture, provided positive returns (some in the double digits), but still underperformed the market as a whole.

As Asian turmoil developed later in the year, investors began to focus more on the risk side of the investment equation, and value stocks generally did well in the fourth quarter. The fallout from the Asian situation may include lower inflation or possibly even deflation, which may be good for bonds, but bad for commodity-oriented equities. While volatility is likely to remain high, if the market moves toward more historical return levels in 1998, value disciplines may provide opportunities for investors.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP VALUE PORTFOLIO PERFORM IN 1997? For the year ended 12/31/97, the MainStay VP Value Portfolio returned 22.89%. The Portfolio underperformed the average Lipper(2) growth & income fund, which returned 27.21% for the year.

WHY DO YOU THINK THE PORTFOLIO UNDERPERFORMED ITS PEERS IN 1997?
First, I want to point out that returns over 20% are by no means a negative. On the other hand, several factors impacted the Portfolio over the course of the year in a negative way. The Portfolio started 1997 heavily overweighted in the financial sector. As those stocks began to reach our valuation targets, we decreased the Portfolio's positions over the first half of the year. Interest-sensitive issues, however, and financial stocks in particular, had an outstanding second quarter. So we ended up selling as prices were rising. While all of the sales were positive for the Portfolio, the overall decision to sell when we did contributed negatively to the Portfolio's performance relative to its peers. Nevertheless, the Portfolio benefited from its reduced positions in financial stocks in the fourth quarter, when they underperformed.

WHAT DID YOU DO WITH THE PROCEEDS OF THE PORTFOLIO'S FINANCIAL STOCK SALES?
We invested most of the proceeds into utility stocks which for the first three quarters of the year penalized the Portfolio. But our proprietary research showed that utilities were generally undervalued and likely to outperform over time. With some utilities providing about 30% higher yields than Treasuries, we felt that they were a solid, conservative, and attractive investment. In the fourth quarter, Asian market turmoil caused investors to rethink their risk taking and there was a renewed interest in utilities. The Portfolio's utility stocks made up for lost ground, with PG&E up 52% for the year and Long Island Lighting up 46%. Both were among the Portfolio's top ten holdings and the Portfolio's top ten performers.

DID YOU CONTINUE TO HOLD ANY FINANCIAL STOCKS THAT DID WELL?
Yes. PNC Bank was up 57% and also among the Portfolio's top holdings. PNC Bank is a regional bank the Portfolio held for its above-average earnings growth. The stock has been reevaluated based on its asset value and we've since reduced the Portfolio's position. But it was a strong performer. Several of the Portfolio's other financial issues also did very well, even if our decision to reduce the Portfolio's positions was not optimally timed.

Among insurance issues we owned Equitable, which benefited from restructuring, was reevaluated in the marketplace, and returned 103% for the Portfolio in 1997. We had identified capital appreciation potential in Allstate, and when earnings accelerated faster than analysts anticipated, the stock returned 58% for the Portfolio. The Portfolio also held a large position in Travelers Group through most of the year and the stock was up 80%. As the stock outperformed, however, we cut back the Portfolio's position to look for other issues that hadn't reached their full potential.

WERE THERE OTHER INTEREST-SENSITIVE SECTORS WHERE THE PORTFOLIO WAS INVESTED? Yes, the Portfolio had outstanding success in telecommunications in 1997. We had sold AT&T several years ago, when the stock was an underperformer. But with recent management shifts, the company appeared to be focusing more closely on providing shareholder value, and that captured our attention. At the beginning of the year we didn't own any AT&T. At year-end 1997, AT&T was the Portfolio's largest holding and had provided a 90% return for the Portfolio. GTE was another telecommunications company we bought that did well, although its progress was stalled midyear by its entry into the bidding war for MCI. The Portfolio earned about 25% from GTE in 1997. We believe that over time, the company's asset value will be unlocked for shareholders, either through proactive management or other market forces.

DID BEING VALUE-ORIENTED HURT THE PORTFOLIO IN A STRONG YEAR FOR GROWTH STOCKS? It may have. Some value managers saw opportunities in growth stocks with high P/E ratios and simply abandoned value investing to improve their performance. We saw the tremendous rise in pharmaceuticals, technology stocks, and large-capitalization issues, but these stocks didn't fit the Portfolio's investment disciplines, so we didn't pursue them. Of course, being out of technology helped in the fourth quarter, when many of the largest names suffered severe setbacks.

In any event, we stuck closely to the Portfolio's value approach throughout the year. We found what we believed to be promising undervalued opportunities among HMOs, with names like Aetna, Foundation Health Systems and CIGNA. Our process showed each of these issues to have positive value characteristics and we added the stocks or increased the Portfolio's positions in them at various points in the year. But the market is still adjusting to the HMO industry's transition from a growth phase into a more mature management phase. Despite low P/E ratios, low price-to-cash flow, significant free cash flow, proactive management, and other positive characteristics, Aetna was down 11%, Foundation Health Systems declined 10%, and CIGNA was flat for the year. Nevertheless, we still believe these stocks offer positive potential going forward.

WERE THERE OTHER FACTORS THAT NEGATIVELY IMPACTED PERFORMANCE?
Our decision to continue overweighting basic materials had a negative impact on the Portfolio's performance. Although fertilizers were a small portion of the Portfolio, Agrium and IMC Global dropped, which had a negative impact on performance. While we are used to fertilizers having cyclical performance, 1997 was the second year in a row fertilizers provided negative returns.

Chemical stocks and paper and forest products had two significant rallies during the year, but were underperformers as a class. Many of the Portfolio's stocks provided double-digit returns, but did not excel in a market that was up more than 33%.

Georgia-Pacific was a good example. Their proactive management agreed to split the company into two parts to unlock value for shareholders. That's the kind of value catalyst that we look for, and we bought Georgia-Pacific during the year. Yet even though the stock did well, it underperformed the market as a whole.

WHAT OTHER STOCKS DID YOU BUY IN 1997?
I mentioned that we bought utilities for the Portfolio. In fact, we increased utilities from 4.7% to 14.5% of the Portfolio. As I said, we saw real value in the group and recognized that segmenting and separating underperforming assets would help investors identify where the real opportunities could be found. As I mentioned, the sector as a whole did very well for the investment portion of the Portfolio in the fourth quarter, even though we lost some opportunity by being overweighted in utilities earlier in the year when they were underperforming.

WHAT WERE THE PORTFOLIO'S MOST SIGNIFICANT SALES DURING THE YEAR?
The Portfolio had two types of sales. First were stocks that approached or met the Portfolio's valuation targets and were sold as part of the Portfolio's investment discipline to seek better opportunities. Others were stocks that performed below expectations or whose portfolio fundamentals had changed.

In the first category, the Portfolio had names like Chubb, Travelers Group, Wells Fargo, Allstate, Equitable, NationsBank, Banc One, and PNC Bank. All of them were strong performers for the Portfolio that we sold as they increased in value. Because of their strength, we generally reduced the Portfolio's positions rather than eliminate them entirely. American International Group, however, fully reached our target price and had increased its P/E ratio to the point where it looked more like a growth stock than a value stock. As a result, we sold the Portfolio's entire position with a very positive impact on performance.

Among cyclical stocks, we saw some companies with portfolio fundamentals that were starting to dissipate. We sold Tenneco and Goodyear Tire & Rubber. In paper and forest products, we sold Temple-Inland and Rayonier, and among chemical firms, we sold Lyondell Petrochemical. All of these sales had a positive impact and were appropriate given their changing value characteristics.

WERE THERE OTHER POSITIVE VALUE STORIES AMONG STOCKS THE PORTFOLIO HELD THROUGHOUT THE YEAR?
Yes. Ford Motor is one of the Portfolio's largest holdings, based on the same value criteria we use for all of the Portfolio's stocks. As earnings estimates were revised upward during the year by more than 50%, the stock brought in a 57% return for the Portfolio, which included an attractive 5% dividend yield. Owens-Illinois is another large holding that did exceptionally well, and we added to the Portfolio's position during the year. Their strategy of acquiring companies that add to earnings paid off in 1997 with a 67% return for the year.

WHAT'S YOUR OUTLOOK FOR 1998?
We believe the Asian turmoil may have a positive impact on value investing by making investors more aware of the risk side of the investment equation. We're still attracted to utility stocks, which we continue to believe are undervalued. The impact of Asian difficulties may be greater than we originally anticipated in the basic materials markets, and particularly for commodity companies, so we're reevaluating our exposure in those areas. On the whole, however, we remain bullish on deep value stocks, not only for their capital appreciation potential, but also for the income many provide, which could act as a cushion if the market should decline or remain flat. While we're not making any predictions, we feel these are scenarios worth considering after a seven-year bull market and three consecutive years of equity market returns over 20%.

Denis Laplaige
Jeffrey Simon
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                         MAINSTAY VP VALUE PORTFOLIO ON
                             5/1/95 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(3)

One Year:            22.89%
Since Inception:
(5/1/95)             23.75%


                                                CONSUMER
                VALUE                           PRICE
                PORTFOLIO       S&P 500         INDEX
5/1/95          10000           10000           10000
1995            11676           12179           10102
1996            14387.17        14972.86        10436.38
1997            17680.39        19967.81        10613.79

(1) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(2) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

MAINSTAY VP BOND PORTFOLIO

1997 MARKET HIGHLIGHTS
- The theme for the fixed income market in 1997 was benign inflation in spite of solid economic growth.
- The Federal Reserve Board (the "Fed") maintained a stable monetary policy after a 25 basis point tightening in March.
- The market experienced a significant rally for the year with the 30 year U.S. Treasury bond declining 72 basis points.
- Events in Asia had a profound effect on U.S. Government securities and various investment grade and non-investment grade corporate securities.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Bond Portfolio returned 9.65%.
- The Portfolio outperformed the average A rated corporate bond fund in its Lipper(1) universe by 49 basis points.
- The Portfolio ranked 8th out of 28 bond funds (top 28.6%) for its Lipper category.
- An average portfolio quality of at least AA- was maintained throughout the year, limiting credit risk.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Interest rates rose early in 1997 as market participants were concerned about an overheating economy and a restrictive Fed. Toward the middle of the year market sentiment shifted as investors focused on an improving budget deficit and mild inflation statistics. The latter part of the year was dominated by the Asian financial crisis. Many global equity markets experienced drastic declines. The flight to quality trading caused a significant rally in U.S. Treasury securities.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S POSITIVE PERFORMANCE?
During the course of the year, the Portfolio maintained a credit barbell where weightings were concentrated in AAA securities and lower-quality domestic corporates which we viewed to be stable with strong relative value characteristics. This structure worked well as lower quality corporates outperformed within the investment grade sector. The Portfolio also had minimal exposure to assets that would have been adversely influenced by the turmoil in Asia. Additionally, our high quality assets benefited from the flight to quality trading precipitated by the financial distress in Asia.

WHAT WAS YOUR PRIMARY STRATEGY DURING 1997?
The Portfolio shifted assets from the government sector to the corporate and mortgage sectors in an effort to enhance yield and add return in a low interest rate environment.

HOW WILL YOU ANTICIPATE MANAGING THE PORTFOLIO IN A SLOW GROWTH ENVIRONMENT? In the corporate sector we will concentrate on non-cyclicals such as consumer products, utilities and pipelines. We feel the bank and finance sector has limited downside and could benefit from lower interest rates. In the mortgage sector we will manage pre-payment risk based on our prevailing interest rate forecast.

WHERE DO YOU PERCEIVE RISK IN THE PORTFOLIO?
Our adjustments during the year added some credit and call risk to the Portfolio. However, the Portfolio's overall credit quality and structure continues to be consistent with our long-term conservative approach to managing the Portfolio.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN 1998?
We expect slower economic growth, along with continued low levels of inflation. Recent events in Asia should depress domestic growth, putting downward pressure on inflation, interest rates, and corporate earnings. The Asian debacle may have taken a Fed tightening out of the market for 1998. Corporate bond and mortgage-backed security spread widening, resulting from supply pressure, low interest rates and global dislocation, should create investment opportunities in 1998.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Portfolio Managers
New York Life Insurance Company

                            $10,000 INVESTED IN THE
                    MAINSTAY VP BOND PORTFOLIO ON 1/23/84 VS
                     MERRILL LYNCH CORPORATE AND GOVERNMENT
                MASTER INDEX(2) AND THE CONSUMER PRICE INDEX(3)

One Year:             9.65%
Three Years:          9.80%
Five Years:           7.33%
Ten Years:            8.87%
Since Inception:
(1/23/84)            10.09%


                                MERRILL LYNCH
                                CORPORATE AND   CONSUMER
                BOND            GOVERNMENT      PRICE
                PORTFOLIO       MASTER INDEX    INDEX
1/23/84         10000           10000           10000
1984            11028           11422           10365
1985            13370.4         13583           10758.9
1986            15532.3         15706.1         10877.2
1987            17637           16035.9         11359.1
1988            17390           17273.9         11861.1
1989            19396.9         19714.7         12412.7
1990            20948.6         21388.4         13171.1
1991            24390.5         24787.1         13574.1
1992            26373.4         26690.7         13967.8
1993            29380           29642.7         14351.9
1994            28384           28673.4         14735.1
1995            33581.1         34138.5         15065.2
1996            34269.5         35132           15563.8
1997            38219           38567.88        15828.41


(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

1997 MARKET HIGHLIGHTS
- The market recorded an unprecedented third consecutive year of 20% plus gains.
- Low inflation coupled with favorable interest rates supported equity valuations.
- In general, earnings exceeded most investor's expectations.
- Strong inflows into equity mutual funds, solid demand for U.S. equities from foreign institutional investors and record levels of merger and acquisition activity created an excellent supply/demand environment for stocks.
- Large capitalization issues were the market's best performers.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Growth Equity Portfolio returned 26.75%.
- Financial stocks were among the Portfolio's best performers owing primarily to the strong bond market.
- Consumer issues also displayed impressive gains throughout the year as wage growth began to improve.
- The Portfolio outperformed the Lipper(1) growth fund average return for the year but underperformed the S&P 500(2) Index.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
For the third year in a row, the U.S. equity market generated robust results. However, 1997 was differentiated from the prior two years by an increase in market volatility. The market experienced corrections in March and October, but managed to rebound rather quickly from these setbacks, keeping the current bull market intact. The volatility appeared severe due to the steadiness of gains the previous two years and the complacency which resulted from this stability. However, history shows the volatility of the market in 1997 was not an anomaly as equity markets have historically experienced choppiness in returns.

The majority of 1997's gains were recorded in the second and third quarters as investors became more comfortable with the economy. The fear of higher interest rates and rising inflation which caused March's correction dissipated quickly, as strong employment reports did not bring about expected price increases. In fact, it had a more positive effect on the economy as improving wages spurred an increase in consumer spending; albeit at a modest rate. These factors along with steadily growing corporate earnings created a near-perfect economic scenario.

Approaching year-end 1997, investors long time fear of inflation made a 180 degree turn as Asia's economic problems introduced the fear of deflation as an issue. In October, a correction in the market was triggered by currency devaluations and financial liquidity concerns in Asia. While we believe that certain segments of the economy will definitely be impacted by deflationary pressures, the impact of this trend is not likely to have a devastating effect on the U.S. market.

CAN YOU DISCUSS THE MAINSTAY VP GROWTH EQUITY PORTFOLIO'S PERFORMANCE?
For the year ended 12/31/97, the MainStay VP Growth Equity Portfolio had a total return of 26.75%. This placed us solidly ahead of the Lipper growth fund average return of 25.36%. This marked the fifth time in the last six years that we have outperformed the Lipper growth fund average. However, we lagged the S&P 500 return of 33.36%.

WHY DID THE AVERAGE LIPPER GROWTH FUND UNDERPERFORM THE S&P 500?
The Lipper growth fund average underperformed the S&P 500 because of the superior relative performance of a narrow number of large capitalization issues. In fact, the top ten performing stocks in the S&P 500 accounted for more than one quarter of its gain. Active portfolio managers tend to underweight the S&P 500's larger companies in relation to the size of their portfolios. For example, owning the twenty largest companies in the S&P 500 would greatly skew the balance of an actively managed portfolio. Outperformance of these "nifty fifty" names is common in the late stage of an earnings cycle as investors perceive these stocks being safer than the market as a whole.

WHAT WERE THE BIGGEST FACTORS LEADING TO THE PORTFOLIO'S POSITIVE PERFORMANCE? There were several factors which supported the Portfolio's solid performance. First, our technology holdings performed exceptionally as our focus on more software related and computer service companies was particularly rewarding. Second, our overweighted position in financial stocks was extremely profitable as that sector outperformed the market by a wide margin. Finally, our underweighting of the cyclical basic materials sector was timely as these stocks were among the market's worst performers.

WHICH STOCKS WERE THE LARGEST CONTRIBUTORS TO THE PORTFOLIO'S RETURNS?
Three of the Portfolio's largest positions -- General Electric, Lilly (Eli) and Kroger had excellent performance as each stock had total returns in excess of 50%. General Electric's strong performance stemmed from the consistency of its earnings and its ability to maintain profit margins. Lilly's (Eli) performance benefited from the introduction of a couple of blockbuster drugs combined with a valuation upgrade of the pharmaceutical industry. Kroger, the country's largest supermarket operator, was finally awarded a higher valuation consistent with its earnings growth prospects.

Some other stocks which were strong contributors to our performance included:
Costco, a warehouse store operator; Halliburton, in the oil and energy service industry; Compuware, an enterprise software company; and Freddie Mac, a residential mortgage company.

WHAT WERE YOUR BIGGEST DISAPPOINTMENTS IN 1997?
Some of our smaller-capitalization holdings had a difficult year in 1997. It is our strategy to make sure that our smaller issues have lower weightings in the Portfolio due to the higher risk/reward profile attached to such holdings. For instance, Danka Business Systems, a stock we recently held, preannounced a disappointing quarter. The stock lost half of its market value that day. However, its low weight in the Portfolio helped to mitigate some of the damage in our returns.

WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET IN 1998?
After three years of extraordinary gains we believe 1998 will return to more moderate gains. We expect interest rates to remain subdued and continue to provide support for the equity market. Our main concern is that earnings expectations for 1998 are probably too high and are subject to downward revisions. Under such a situation we expect continued volatility in the market as earning numbers come under more scrutiny. We expect that companies that are able to meet earnings expectations for the coming year will be 1998's best performers.

HOW IS THE PORTFOLIO CURRENTLY STRUCTURED?
In our top down approach to managing the Portfolio we have focused on sectors and industries that have little exposure to Asia's problems. In a more subdued economy the companies that are able to consistently grow their revenues and earnings in excess of the market will be best rewarded. Finally, we are overweighted in financial stocks as we believe that the current interest rate environment will remain in place and the group's overall earnings will continue to grow.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
                           ON 1/23/84 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(3)

One Year:            26.75%
Three Years:         26.79%
Five Years:          18.59%
Ten Years:           16.87%
Since Inception:
(1/23/84)            13.97%


                GROWTH                          CONSUMER
                EQUITY                          PRICE
                PORTFOLIO       S&P 500         INDEX
1/23/84         10000.00        10000.00        10000.00
1984            9824.00         10755.00        10365.00
1985            12162.11        14199.83        10758.87
1986            12648.60        16833.89        10877.22
1987            13035.64        17712.62        11359.08
1988            14791.54        20691.89        11861.15
1989            18632.91        27216.04        12421.69
1990            17535.43        26350.57        13171.11
1991            23472.93        34405.94        13574.14
1992            26423.47        37051.75        13967.79
1993            30046.13        40753.22        14351.91
1994            30406.69        41278.94        14735.11
1995            39273.28        56791.51        15065.17
1996            48895.23        69829.55        15563.83
1997            61974.70        93111.36        15828.41

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

MAINSTAY VP INDEXED EQUITY PORTFOLIO

1997 MARKET HIGHLIGHTS
- The S&P 500 Index(1) experienced its third consecutive year with returns over 20% and earned more than half of the year's total return in the second quarter of 1997.
- Political and economic problems in several Asian markets caused wide swings in the S&P 500 Index throughout the second half of the year.
- Large mergers and acquisitions continued to affect the market and landmark litigation in the technology and tobacco industries had an impact on future profit potential.
- In an earnings-oriented environment, stocks were severely punished for not meeting the market's earnings estimates.
- Overall, the stock market experienced a high degree of volatility, with one hundred point swings in the Dow Jones Industrial Average(2) more the norm than the exception by year-end. Even when measured in terms of a percentage, the daily swings in market value have been much higher than was observed in recent years.

1997 PORTFOLIO HIGHLIGHTS
- For the year ended 12/31/97, the MainStay VP Indexed Equity Portfolio returned 32.84%.
- The Portfolio benefited from its orientation toward large-capitalization stocks, which tended to outperform smaller-capitalization issues throughout much of the year.
- The MainStay VP Indexed Equity Portfolio closely tracked the S&P 500 Index during 1997.
- The Portfolio outperformed the Lipper(3) general equity average, which returned only 24.36% for the year.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
For the year ended 12/31/97, the S&P 500 Index returned 33.36%-another outstanding year for equity investors. In fact, this is the third consecutive year that the stock market has provided returns over 20%.

The stock market benefited from strong domestic and foreign capital inflows, combined with merger mania that continued unabated throughout the year. Yet this paled in comparison to the impact of the smaller Asian countries. Hong Kong took the lead in October's global market correction, declining over 13% on October 28, and more than 33% in a span of seven days. South Korea, the world's 11th largest economy, appealed to the International Monetary Fund for a $55 billion bailout. And Japan's stock market declined 30% for the year.

The effects were felt throughout the U.S. stock market, with the Dow dropping 554 points on October 27, and recording its largest single-day gain in history the following day. By the end of the year, 100 point moves in the Dow were more the norm than the exception.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP INDEXED EQUITY PORTFOLIO DO IN 1997? Very well. For the year ended 12/31/97, the MainStay VP Indexed Equity Portfolio returned 32.84%. It outperformed the Lipper general equity average, which returned only 24.36% in 1997.

WHY DOES THE PORTFOLIO CONSISTENTLY TRAIL THE S&P 500?
The Portfolio seeks to track the total return performance, including reinvestment of dividends and income, of the S&P 500 Index. The Portfolio, however, faces management fees and trading expenses that the Index does not. For this reason, investors should expect the Portfolio to slightly underperform the Index, whether the market's return is positive or negative.

WHICH SECTORS WERE THE BEST PERFORMERS IN 1997?
Truckers, which had done poorly for the previous two years, were the leading sector in 1997, with a return of 152.9%. With only one stock, however, the sector accounts for just 0.03% of the Index. Investment bank/ brokerage firms were up 80.7%, savings & loans rose 74.2%, airlines advanced 66.2%, and broadcast/media returned 64.3%. Each of these sectors accounted for less than 1% of the Index.

WHICH SECURITIES HAD THE GREATEST POSITIVE IMPACT?
General Electric is the largest capitalization stock in the Index, representing 3.17% of the total, and returned 50.9% for the year. Despite the litigation Microsoft faced, the company's stock gained 56.4%, representing 2.06% of the Index. Pfizer returned 82.2%, with a 1.27% weighting. Bristol-Myers Squibb and Lilly (Eli) earned 77.5% and 93.5%, respectively, and both represent slightly over 1% of the Index.

WHICH SECTORS DID POORLY IN 1997?
Engineering and construction was the worst sector in terms of performance, losing 37.5%, but had little impact, with just a 0.06% weighting in the Index. Gold lost 35.9%, metals-miscellaneous was down 34.5%, and shoes slid 33.1%. Of these losers, only gold, with a weighting of 0.23%, represented more than 0.20% of the Index.

DID ANY INDIVIDUAL STOCKS HAVE A SIGNIFICANT NEGATIVE IMPACT ON THE INDEX?
Yes. The worst performers in terms of overall impact were 3Com, which lost 52.4% and represented 0.16% of the Index; Columbia/HCA Healthcare, which lost 27.1% and had a 0.25% weighting; NIKE, which fell 33.8% and represented 0.15% of the Index; Eastman Kodak lost 22.4% with a 0.26% weighting; and Oracle, which dropped 19.8%, accounted for 0.29% of the Index.

WERE THERE ANY CHANGES IN THE INDEX DURING THE REPORTING PERIOD?
While there were no changes in the Index construction methodology, there were dozens of deletions to the Index that resulted from corporate actions and committee decisions. For example, prior to their merger, both Travelers Group and Salomon were separately listed as S&P 500 Index companies. Since the merger, however, only Travelers appears. With the deletion of Salomon, the S&P 500 Index committee assigned Synovus Financial, a southeastern commercial bank, to the Index to maintain 500 stocks that reflect the overall makeup of today's stock market.

WHAT IS THE OUTLOOK FOR 1998?
The Portfolio seeks to track the performance of the Index regardless of the investment outlook. While the Asian crisis may cause domestic inflation to decline and may reduce demand for domestic goods overseas, there are a number of other factors that may also influence the stock market, many of which are difficult to forecast.

Rather than try to predict where markets will move, investors in the Portfolio should take note of the fact that returns for the last three years have been more than twice the average annual total return of the S&P 500 Index since 1926.(4) Although past performance is no guarantee of future results, in the past, markets have tended to move closer to their mean returns over time. While we cannot say whether or when this may occur, the Portfolio will continue to track the S&P 500 Index, whether the market continues to climb, slows to more moderate levels, or dips into negative territory in 1998.

James A. Mehling
Portfolio Manager
Monitor Capital Advisors, Inc.

                            $10,000 INVESTED IN THE
                    MAINSTAY VP INDEXED EQUITY PORTFOLIO ON
                             1/29/93 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(5)

One Year:            32.84%
Three Years:         30.57%
Since Inception:
(1/29/93)            19.81%


                INDEXED                         CONSUMER
                EQUITY                          PRICE
                PORTFOLIO       S&P 500         INDEX
1/23/93         10000.00        10000.00        10000.00
1993            10853.00        11008.00        10275.00
1994            10935.48        11148.99        10549.34
1995            14969.58        15338.78        10785.65
1996            18325.76        18857.50        11142.65
1997            24343.94        25148.36        11332.08




(1) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

(3) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(4) Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. Average annual total return for 1926-1996 was 10.7%. Past performance is not a guarantee of future results.

(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included in the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns relative of those charges.

Unlike other funds that generally seek to beat market averages, often with unpredictable results, index funds seek to match the return of their respective indexes.

                                    GLOSSARY

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

AVERAGE MATURITY: Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all fixed-income securities in a portfolio.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BOTTOM-UP INVESTING: Security selection based on the specific portfolio fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

BULLISH/BEARISH: A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CAPITALIZATION: The amount of outstanding equity and debt a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

CASH FLOW: The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

COMMODITIES: Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

CONVERSION PREMIUM: The amount by which the price of a convertible security exceeds the market price of the underlying stock. If a stock is trading at $50 and the convertible bond at $45, the premium is $5. When the premium is high, the bond trades like an income security, when it is low, it trades like a stock.

CORRECTION: A market shift in security prices that brings them more in line with historically appropriate levels.

CREDIT QUALITY: A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.

CYCLICAL STOCK: A stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFAULT: Failure of a debtor to repay principal or interest on an obligation or to meet some other provision of a debt instrument. If an issuer defaults, bondholders may make claims against the assets of the issuer to recoup their principal.

DEFENSIVE ISSUES: Stocks chosen for their reliability of earnings, growth, and positive performance.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

EMERGING MARKETS: Countries with smaller or more recently established capital markets.

EUROPEAN MONETARY UNION: A proposed system that would allow participating European countries to operate with a common currency or monetary unit.

FLIGHT TO QUALITY: When investors in general move to improve the credit quality of the securities they own, either because of credit concerns or a lack of yield advantages among lower-rated securities.

HEDGING/CURRENCY MANAGEMENT: The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will protect investors.

INFLATION: An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

PORTFOLIO FUNDAMENTALS: Key economic factors such as interest rates, gross national product, inflation, unemployment, and currency stability, which may affect the direction of a country's economy--or issuer-specific factors such as assets, earnings, sales, products, and management, which may affect the performance of a company's securities.

PREPAYMENT RISK: The risk that mortgage or loan holders will repay their obligations before they mature, shortening the stream of interest payments investors receive.

PRICE-TO-CASH FLOW RATIO: The relationship between the price of a stock and the amount of free cash flow the company is able to generate.

PRICE-TO-EARNINGS RATIO: The price of a stock divided by its earnings per share.

PRIVATIZATION: The process of converting state-run or publicly operated companies into privately owned and operated entities. In theory, enterprises may run more efficiently and offer better service to customers when owned by shareholders rather than the government.

RESTRUCTURING: Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

SHORT SALE: Selling a security or commodity futures contract not owned by the seller. The technique may be used to take advantage of anticipated price declines or to protect profit in a long position.

SPLIT ISSUES: Securities rated top tier by one credit rating agency and second tier by another.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

TENDER:  To offer money or goods in settlement for a prior debt or claim.

TIGHTEN/EASE: When the Federal Reserve Board moves to raise interest rates it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

WEIGHTING: The proportion of a portfolio allocated to a specific security or sector, i.e., a portfolio is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YIELD SPREAD: The difference in yield between securities in different market sectors, such as government and mortgage-backed securities--or between different securities in a single sector, such as 5- and 10-year Treasuries.

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        Monitor Capital Advisors, Inc.
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        Price Waterhouse LLP

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997






                      MAINSTAY             MAINSTAY
                        VP                    VP                 MAINSTAY
                      CAPITAL                CASH                   VP
                    APPRECIATION          MANAGEMENT           CONVERTIBLE
                    ------------------------------------------------------
ASSETS:
  Investment at
    net asset
    value
    (Identified
    Cost:
    $154,081,441;
    $47,763,380;
    $25,292,531;
    $12,778,765;
    $207,738,142;
    $12,024,934;
    $99,004,373;
    $106,681,069;
    $23,036,116,
 respectively)...    $187,063,193        $ 47,763,443        $ 26,074,795

LIABILITIES:
  Liability for
    mortality and
    expense risk
    charges......         625,766             170,441              89,681
                     ------------        ------------        ------------
      Total
        equity...    $186,437,427        $ 47,593,002        $ 25,985,114
                     ============        ============        ============
TOTAL EQUITY
  REPRESENTED BY:
  Equity of
    Policyowners:
    Variable
     accumulation
      units
     outstanding:
      11,000,900;
      43,156,823;
      1,205,318;
      1,102,738;
      14,576,756;
      931,624;
      7,628,679;
      7,235,593;
      1,981,340,
  respectively...    $186,437,427        $ 47,593,002        $ 14,202,181
  Equity of New
    York Life
    Insurance and
    Annuity
    Corporation:
    Variable
     accumulation
      units
      outstanding
      for the
      Convertible
      Investment
      Division:
      1,000,000..              --                  --          11,782,933
                     ------------        ------------        ------------
      Total
        equity...    $186,437,427        $ 47,593,002        $ 25,985,114
                     ============        ============        ============
    Variable
     accumulation
      unit
      value......    $      16.95        $       1.10        $      11.78
                     ============        ============        ============

                                                                ALGER
                     MAINSTAY VP         MAINSTAY VP           AMERICAN
                        GROWTH             INDEXED              SMALL
                        EQUITY              EQUITY          CAPITALIZATION
                    ------------------------------------------------------
ASSETS:
  Investment at
    net asset
    value
    (Identified
    Cost:
    $87,214,499;
    $155,681,009;
    $10,603,092;
    $4,148,755;
    $36,511,708;
    $27,589,246;
    $23,630,150;
    $52,072,462;
    $9,770,575,
 respectively)...    $ 87,497,499        $183,300,051        $ 11,176,351

LIABILITIES:
  Liability for
    mortality and
    expense risk
    charges......         286,380             590,789              35,075
                     ------------        ------------        ------------
      Total
        equity...    $ 87,211,119        $182,709,262        $ 11,141,276
                     ============        ============        ============
TOTAL EQUITY
  REPRESENTED BY:
  Equity of
    Policyowners:
    Variable
     accumulation
      units
     outstanding:
      4,978,788;
      9,981,999;
      1,060,048;
      281,938;
      3,078,610;
      2,266,594;
      2,042,709;
      4,392,279;
      826,986,
  respectively...    $ 87,211,119        $182,709,262        $ 11,141,276
                     ============        ============        ============
    Variable
     accumulation
      unit
      value......    $      17.52        $      18.30        $      10.51
                     ============        ============        ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III

                        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
     MAINSTAY VP         HIGH YIELD       INTERNATIONAL          TOTAL           MAINSTAY VP        MAINSTAY VP
      GOVERNMENT       CORPORATE BOND         EQUITY             RETURN             VALUE               BOND
    -------------------------------------------------------------------------------------------------------------
     $ 12,729,673       $204,003,435       $ 11,514,434       $111,591,834       $121,015,336       $ 22,861,428

           42,358            666,936             38,565            376,259            393,756             75,157
     ------------       ------------       ------------       ------------       ------------       ------------
     $ 12,687,315       $203,336,499       $ 11,475,869       $111,215,575       $120,621,580       $ 22,786,271
     ============       ============       ============       ============       ============       ============
     $ 12,687,315       $203,336,499       $ 11,475,869       $111,215,575       $120,621,580       $ 22,786,271
               --                 --                 --                 --                 --                 --
     ------------       ------------       ------------       ------------       ------------       ------------
 ...  $ 12,687,315       $203,336,499       $ 11,475,869       $111,215,575       $120,621,580       $ 22,786,271
     ============       ============       ============       ============       ============       ============
     $      11.51       $      13.95       $      12.32       $      14.58       $      16.67       $      11.50
     ============       ============       ============       ============       ============       ============

                                                                                    JANUS          MORGAN STANLEY
       CALVERT            FIDELITY           FIDELITY            JANUS              ASPEN             EMERGING
       SOCIALLY           VIP II:              VIP:              ASPEN            WORLDWIDE           MARKETS
     RESPONSIBLE         CONTRAFUND       EQUITY-INCOME         BALANCED            GROWTH             EQUITY
    -------------------------------------------------------------------------------------------------------------
     $  4,172,943       $ 40,180,957       $ 30,000,204       $ 25,251,412       $ 54,981,581       $  8,205,783

           12,639            121,283             85,234             76,423            174,689             26,263
     ------------       ------------       ------------       ------------       ------------       ------------
     $  4,160,304       $ 40,059,674       $ 29,914,970       $ 25,174,989       $ 54,806,892       $  8,179,520
     ============       ============       ============       ============       ============       ============
     $  4,160,304       $ 40,059,674       $ 29,914,970       $ 25,174,989       $ 54,806,892       $  8,179,520
     ============       ============       ============       ============       ============       ============
     $      14.76       $      13.01       $      13.20       $      12.32       $      12.48       $       9.89
     ============       ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       49

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

                                                            MAINSTAY VP           MAINSTAY VP
                                                              CAPITAL                CASH               MAINSTAY VP
                                                           APPRECIATION           MANAGEMENT            CONVERTIBLE
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................     $         218         $   2,141,281         $     974,235
  Mortality and expense risk charges..................        (2,005,027)             (584,103)             (284,676)
                                                            ------------          ------------          ------------
      Net investment income (loss)....................        (2,004,809)            1,557,178               689,559
                                                            ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................         4,705,404           117,813,310               628,113
  Cost of investments sold............................        (3,243,437)         (117,812,926)             (558,562)
                                                            ------------          ------------          ------------
      Net realized gain (loss) on investments.........         1,461,967                   384                69,551
  Realized gain distribution received.................         2,490,645                    --             1,382,924
  Change in unrealized appreciation (depreciation) on
    investments.......................................        24,856,920                    89               524,116
                                                            ------------          ------------          ------------
      Net gain (loss) on investments..................        28,809,532                   473             1,976,591
                                                            ------------          ------------          ------------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account......................           (54,419)               (3,261)               (8,739)
                                                            ------------          ------------          ------------
      Net increase in total equity resulting from
        operations....................................     $  26,750,304         $   1,554,390         $   2,657,411
                                                            ============          ============          ============

                                                                                                           ALGER
                                                            MAINSTAY VP           MAINSTAY VP            AMERICAN
                                                              GROWTH                INDEXED                SMALL
                                                              EQUITY                EQUITY            CAPITALIZATION
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................     $     603,506         $   2,267,827         $          --
  Mortality and expense risk charges..................          (823,978)           (1,629,713)              (84,204)
                                                            ------------          ------------          ------------
      Net investment income (loss)....................          (220,472)              638,114               (84,204)
                                                            ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................           357,981             1,664,270               749,075
  Cost of investments sold............................          (303,561)           (1,150,801)             (736,831)
                                                            ------------          ------------          ------------
      Net realized gain on investments................            54,420               513,469                12,244
  Realized gain distribution received.................        11,231,183             4,074,683               181,977
  Change in unrealized appreciation (depreciation) on
    investments.......................................         1,410,618            22,999,711               575,759
                                                            ------------          ------------          ------------
      Net gain (loss) on investments..................        12,696,221            27,587,863               769,980
                                                            ------------          ------------          ------------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account......................           (29,274)              (52,444)               (1,898)
                                                            ------------          ------------          ------------
      Net increase (decrease) in total equity
        resulting from operations.....................     $  12,446,475         $  28,173,533         $     683,878
                                                            ============          ============          ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                          VARIABLE ANNUITY SEPARATE ACCOUNT-III






                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
       MAINSTAY VP           HIGH YIELD           INTERNATIONAL             TOTAL              MAINSTAY VP           MAINSTAY VP
       GOVERNMENT          CORPORATE BOND            EQUITY                RETURN                 VALUE                 BOND
    -----------------------------------------------------------------------------------------------------------------------------
      $     810,754         $  12,980,396         $     892,079         $   2,350,316         $   1,519,954         $   1,414,166
           (146,527)           (1,964,468)             (143,769)           (1,239,258)           (1,133,891)             (237,178)
       ------------          ------------          ------------          ------------          ------------          ------------
            664,227            11,015,928               748,310             1,111,058               386,063             1,176,988
       ------------          ------------          ------------          ------------          ------------          ------------
          1,638,432             1,496,124             1,275,193             1,599,951               327,423             1,316,770
         (1,674,476)           (1,245,567)           (1,222,507)           (1,261,355)             (225,842)           (1,379,439)
       ------------          ------------          ------------          ------------          ------------          ------------
            (36,044)              250,557                52,686               338,596               101,581               (62,669)
                 --             8,027,954                    --             2,007,938             5,111,434                63,187
            215,099            (4,636,421)             (522,105)            9,625,259             9,929,931               256,928
       ------------          ------------          ------------          ------------          ------------          ------------
            179,055             3,642,090              (469,419)           11,971,793            15,142,946               257,446
       ------------          ------------          ------------          ------------          ------------          ------------
             (2,274)              (45,438)                  386               (28,939)              (33,267)               (3,926)
       ------------          ------------          ------------          ------------          ------------          ------------
      $     841,008         $  14,612,580         $     279,277         $  13,053,912         $  15,495,742         $   1,430,508
       ============          ============          ============          ============          ============          ============

                                                                                                  JANUS            MORGAN STANLEY
         CALVERT              FIDELITY              FIDELITY                JANUS                 ASPEN               EMERGING
        SOCIALLY               VIP II:                VIP:                  ASPEN               WORLDWIDE              MARKETS
       RESPONSIBLE           CONTRAFUND           EQUITY-INCOME           BALANCED               GROWTH                EQUITY
    -----------------------------------------------------------------------------------------------------------------------------
      $      91,503         $      43,874         $      46,869         $     444,987         $     337,924         $      55,591
            (35,348)             (272,321)             (178,207)             (162,126)             (401,259)              (79,649)
       ------------          ------------          ------------          ------------          ------------          ------------
             56,155              (228,447)             (131,338)              282,861               (63,335)              (24,058)
       ------------          ------------          ------------          ------------          ------------          ------------
            903,217               214,396               224,944               269,796               267,361             1,111,633
           (780,288)             (181,698)             (195,848)             (239,912)             (225,488)             (973,510)
       ------------          ------------          ------------          ------------          ------------          ------------
            122,929                32,698                29,096                29,884                41,873               138,123
            198,489               115,953               235,647                15,180               135,117               245,953
             41,821             3,633,056             2,411,326             1,622,795             2,881,305            (1,574,419)
       ------------          ------------          ------------          ------------          ------------          ------------
            363,239             3,781,707             2,676,069             1,667,859             3,058,295            (1,190,343)
       ------------          ------------          ------------          ------------          ------------          ------------
               (963)               (8,761)               (4,837)               (5,264)               (8,481)                1,437
       ------------          ------------          ------------          ------------          ------------          ------------
      $     418,431         $   3,544,499         $   2,539,894         $   1,945,456         $   2,986,479         $  (1,212,964)
       ============          ============          ============          ============          ============          ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       51

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1997
and December 31, 1996

                                                                     MAINSTAY VP                       MAINSTAY VP
                                                                CAPITAL APPRECIATION                 CASH MANAGEMENT
                                                            -----------------------------     -----------------------------
                                                                1997             1996             1997             1996
                                                            ---------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).........................   $ (2,004,809)    $   (664,388)    $  1,557,178     $    810,638
    Net realized gain (loss) on investments..............      1,461,967           82,133              384             (220)
    Realized gain distribution received..................      2,490,645               --               --               --
    Change in unrealized appreciation (depreciation) on
      investments........................................     24,856,920        7,874,228               89              (27)
    Increase (decrease) attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account...................................        (54,419)          (8,631)          (3,261)            (270)
                                                            ------------     ------------     ------------     ------------
      Net increase in total equity resulting from
        operations.......................................     26,750,304        7,283,342        1,554,390          810,121
                                                            ------------     ------------     ------------     ------------
  Contributions and withdrawals:
    Equity contribution by New York Life Insurance and
      Annuity Corporation................................             --               --               --               --
    Policyowners' premium payments.......................     10,878,222        6,695,280      533,387,885      350,217,192
    Policyowners' surrenders.............................     (3,833,164)        (876,617)        (593,348)        (311,835)
    Policyowners' annuity and death benefits.............       (570,014)        (174,699)         (89,388)         (89,119)
    Net transfers from (to) Fixed Account................        139,248          320,781       (2,565,258)      (2,160,711)
    Transfers between Investment Divisions...............     56,355,081       72,162,586     (518,855,377)    (327,243,653)
                                                            ------------     ------------     ------------     ------------
      Net contributions and withdrawals..................     62,969,373       78,127,331       11,284,514       20,411,874
                                                            ------------     ------------     ------------     ------------
        Increase in total equity.........................     89,719,677       85,410,673       12,838,904       21,221,995
TOTAL EQUITY:
    Beginning of year....................................     96,717,750       11,307,077       34,754,098       13,532,103
                                                            ------------     ------------     ------------     ------------
    End of year..........................................   $186,437,427     $ 96,717,750     $ 47,593,002     $ 34,754,098
                                                            ============     ============     ============     ============

                                                                     MAINSTAY VP                       MAINSTAY VP
                                                                    TOTAL RETURN                          VALUE
                                                            -----------------------------     -----------------------------
                                                                1997             1996             1997             1996
                                                            ---------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).........................   $  1,111,058     $    796,765     $    386,063     $    214,224
    Net realized gain (loss) on investments..............        338,596           67,663          101,581           62,057
    Realized gain distribution received..................      2,007,938               --        5,111,434          621,260
    Change in unrealized appreciation (depreciation) on
      investments........................................      9,625,259        2,963,990        9,929,931        4,267,746
    Decrease attributable to funds of New York Life
      Insurance and Annuity Corporation retained by
      Separate Account...................................        (28,939)          (5,906)         (33,267)          (9,279)
                                                            ------------     ------------     ------------     ------------
      Net increase (decrease) in total equity resulting
        from operations..................................     13,053,912        3,822,512       15,495,742        5,156,008
                                                            ------------     ------------     ------------     ------------
  Contributions and withdrawals:
    Policyowners' premium payments.......................      6,536,163        4,782,594        7,389,878        3,152,430
    Policyowners' surrenders.............................     (2,714,075)        (539,346)      (2,348,977)        (375,043)
    Policyowners' annuity and death benefits.............       (620,414)         (18,557)        (381,578)         (31,082)
    Net transfers from (to) Fixed Account................       (367,210)         (38,671)         100,929         (182,311)
    Transfers between Investment Divisions...............     30,635,555       49,131,827       53,907,058       33,850,065
                                                            ------------     ------------     ------------     ------------
      Net contributions and withdrawals..................     33,470,019       53,317,847       58,667,310       36,414,059
                                                            ------------     ------------     ------------     ------------
        Increase in total equity.........................     46,523,931       57,140,359       74,163,052       41,570,067
TOTAL EQUITY:
    Beginning of year....................................     64,691,644        7,551,285       46,458,528        4,888,461
                                                            ------------     ------------     ------------     ------------
    End of year..........................................   $111,215,575     $ 64,691,644     $120,621,580     $ 46,458,528
                                                            ============     ============     ============     ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                        VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                                 MAINSTAY VP
             MAINSTAY VP                       MAINSTAY VP                       HIGH YIELD
             CONVERTIBLE                       GOVERNMENT                      CORPORATE BOND
    -----------------------------     -----------------------------     -----------------------------
        1997           1996(a)            1997             1996             1997             1996
    -------------------------------------------------------------------------------------------------
    $    689,559     $     91,554     $    664,227     $    490,076     $ 11,015,928     $  3,322,050
          69,551               51          (36,044)        (104,689)         250,557           44,243
       1,382,924           22,531               --               --        8,027,954        1,045,061
         524,116          258,148          215,099         (177,770)      (4,636,421)       1,034,049
          (8,739)            (606)          (2,274)            (704)         (45,438)         (11,968)
    ------------     ------------     ------------     ------------     ------------     ------------
       2,657,411          371,678          841,008          206,913       14,612,580        5,433,435
    ------------     ------------     ------------     ------------     ------------     ------------
              --       10,000,000               --               --               --               --
         859,834           25,163          656,652          868,542       15,824,644        6,212,700
        (244,202)          (3,437)        (396,389)        (685,395)      (4,527,694)        (762,345)
         (72,117)              --          (48,462)          (2,576)      (1,111,802)         (62,320)
          37,227            5,137         (159,195)          (2,472)         460,931           75,022
       9,809,745        2,538,675        2,680,687        6,850,594       96,235,470       63,927,520
    ------------     ------------     ------------     ------------     ------------     ------------
      10,390,487       12,565,538        2,733,293        7,028,693      106,881,549       69,390,577
    ------------     ------------     ------------     ------------     ------------     ------------
      13,047,898       12,937,216        3,574,301        7,235,606      121,494,129       74,824,012
      12,937,216               --        9,113,014        1,877,408       81,842,370        7,018,358
    ------------     ------------     ------------     ------------     ------------     ------------
    $ 25,985,114     $ 12,937,216     $ 12,687,315     $  9,113,014     $203,336,499     $ 81,842,370
    ============     ============     ============     ============     ============     ============

             MAINSTAY VP
            INTERNATIONAL
               EQUITY
  ---------------------------------
      1997               1996
  ---------------------------------
  $    748,310        $    338,759
        52,686              31,286
            --              10,677
      (522,105)             10,409
           386              (1,301)
  ------------        ------------
       279,277             389,830
  ------------        ------------
            --                  --
       652,833             669,296
      (221,697)           (127,066)
       (24,509)                 --
         2,289              25,429
     2,565,306           6,538,724
  ------------        ------------
     2,974,222           7,106,383
  ------------        ------------
     3,253,499           7,496,213
     8,222,370             726,157
  ------------        ------------
  $ 11,475,869        $  8,222,370
  ============        ============




             MAINSTAY VP                       MAINSTAY VP                       MAINSTAY VP
                BOND                          GROWTH EQUITY                    INDEXED EQUITY
    -----------------------------     -----------------------------     -------------------------------
        1997             1996             1997             1996             1997             1996
    ---------------------------------------------------------------------------------------------------
    $  1,176,988     $    707,637     $   (220,472)    $     55,492     $    638,114     $    461,929
         (62,669)         (22,130)          54,420            2,362          513,469           33,843
          63,187               --       11,231,183        3,899,589        4,074,683          660,493
         256,928         (368,463)       1,410,618         (956,785)      22,999,711        4,658,706
          (3,926)            (916)         (29,274)          (5,191)         (52,444)         (10,453)
    ------------     ------------     ------------     ------------     ------------     ------------
       1,430,508          316,128       12,446,475        2,995,467       28,173,533        5,804,518
    ------------     ------------     ------------     ------------     ------------     ------------
       1,711,859        1,075,713        5,229,461        1,623,667       12,909,902        4,036,124
        (541,597)        (170,897)      (1,146,808)        (218,309)      (2,242,151)        (536,208)
        (137,890)         (21,291)        (121,552)         (54,801)        (495,418)         (60,199)
         (22,994)        (251,813)         150,624           93,346          158,473         (142,226)
       7,660,804        9,912,712       38,749,467       24,711,617       83,737,908       47,219,415
    ------------     ------------     ------------     ------------     ------------     ------------
       8,670,182       10,544,424       42,861,192       26,155,520       94,068,714       50,516,906
    ------------     ------------     ------------     ------------     ------------     ------------
      10,100,690       10,860,552       55,307,667       29,150,987      122,242,247       56,321,424
      12,685,581        1,825,029       31,903,452        2,752,465       60,467,015        4,145,591
    ------------     ------------     ------------     ------------     ------------     ------------
    $ 22,786,271     $ 12,685,581     $ 87,211,119     $ 31,903,452     $182,709,262     $ 60,467,015
    ============     ============     ============     ============     ============     ============

                ALGER
               AMERICAN
                SMALL
            CAPITALIZATION
   ---------------------------------
       1997             1996(a)
   ---------------------------------
   $    (84,204)      $     (1,352)
         12,244               (303)
        181,977                 --
        575,759             (2,501)
         (1,898)                (4)
   ------------       ------------
        683,878             (4,160)
   ------------       ------------
        836,724             90,796
       (186,892)            (2,025)
         (5,920)                --
        126,538              5,467
      8,490,851          1,106,019
   ------------       ------------
      9,261,301          1,200,257
   ------------       ------------
      9,945,179          1,196,097
      1,196,097                 --
   ------------       ------------
   $ 11,141,276       $  1,196,097
   ============       ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       53

For the years ended December 31, 1997
and December 31, 1996

                                                                  CALVERT                          FIDELITY
                                                                 SOCIALLY                           VIP II:
                                                                RESPONSIBLE                       CONTRAFUND
                                                       -----------------------------     -----------------------------
                                                           1997             1996             1997           1996(a)
                                                       ------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................   $     56,155     $     22,319     $   (228,447)    $     (3,115)
    Net realized gain on investments................        122,929            2,650           32,698               --
    Realized gain distribution received.............        198,489           81,014          115,953               --
    Change in unrealized appreciation (depreciation)
      on investments................................         41,821           (7,934)       3,633,056           36,193
    Decrease attributable to funds of New York Life
      Insurance and Annuity Corporation retained by
      Separate Account..............................           (963)            (184)          (8,761)             (43)
                                                        -----------      -----------      -----------      -----------
      Net increase (decrease) in total equity
        resulting from operations...................        418,431           97,865        3,544,499           33,035
                                                        -----------      -----------      -----------      -----------
  Contributions and withdrawals:
    Policyowners' premium payments..................        229,133          115,702        3,143,721          161,508
    Policyowners' surrenders........................        (50,664)         (52,684)        (339,799)          (1,347)
    Policyowner's annuity and death benefits........             --               --          (51,672)              --
    Net transfers from (to) Fixed Account...........        (27,090)         (10,686)         232,305           46,266
    Transfers between Investment Divisions..........      2,062,746        1,190,501       30,973,881        2,317,277
                                                        -----------      -----------      -----------      -----------
      Net contributions and withdrawals.............      2,214,125        1,242,833       33,958,436        2,523,704
                                                        -----------      -----------      -----------      -----------
        Increase in total equity....................      2,632,556        1,340,698       37,502,935        2,556,739
TOTAL EQUITY:
    Beginning of year...............................      1,527,748          187,050        2,556,739               --
                                                        -----------      -----------      -----------      -----------
    End of year.....................................   $  4,160,304     $  1,527,748     $ 40,059,674     $  2,556,739
                                                        ===========      ===========      ===========      ===========

                                                                   JANUS                        MORGAN STANLEY
                                                                   ASPEN                           EMERGING
                                                                 WORLDWIDE                          MARKETS
                                                                  GROWTH                            EQUITY
                                                       -----------------------------     --------------------------------
                                                           1997           1996(a)            1997           1996(a)
                                                       ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................   $    (63,335)    $      9,652     $    (24,058)    $        574
    Net realized gain (loss) on investments.........         41,873               (2)         138,123             (172)
    Realized gain distribution received.............        135,117               --          245,953               --
    Change in unrealized appreciation (depreciation)
      on investments................................      2,881,305           27,813       (1,574,419)           9,627
    Increase (decrease) attributable to funds of New
      York Life Insurance and Annuity Corporation
      retained by Separate Account...................        (8,481)             (37)           1,437               (7)
                                                        -----------      -----------      -----------      -----------
      Net increase (decrease) in total equity
        resulting from operations...................      2,986,479           37,426       (1,212,964)          10,022
                                                        -----------      -----------      -----------      -----------
  Contributions and withdrawals:
    Policyowners' premium payments..................      5,065,954          187,630        1,173,626           70,861
    Policyowners' surrenders........................       (689,464)            (245)         (79,912)              --
    Policyowner's annuity and death benefits........       (100,782)              --               --               --
    Net transfers from Fixed Account................        502,000           47,272           75,384            2,893
    Transfers between Investment Divisions..........     44,252,676        2,517,946        7,422,353          717,257
                                                        -----------      -----------      -----------      -----------
      Net contributions and withdrawals.............     49,030,384        2,752,603        8,591,451          791,011
                                                        -----------      -----------      -----------      -----------
        Increase in total equity....................     52,016,863        2,790,029        7,378,487          801,033
TOTAL EQUITY:
    Beginning of year...............................      2,790,029               --          801,033               --
                                                        -----------      -----------      -----------      -----------
    End of year.....................................   $ 54,806,892     $  2,790,029     $  8,179,520     $    801,033
                                                        ===========      ===========      ===========      ===========

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III





                FIDELITY                                    JANUS
                  VIP:                                      ASPEN
              EQUITY-INCOME                               BALANCED
    ---------------------------------         ---------------------------------
        1997               1996(a)                1997               1996(a)
    ---------------------------------------------------------------------------
    $   (131,338)        $     (1,504)        $    282,861         $     10,653
          29,096                   --               29,884                   37
         235,647                   --               15,180                   --
       2,411,326                 (367)           1,622,795               (1,534)
          (4,837)                  --               (5,264)                 (43)
    ------------         ------------         ------------         ------------
       2,539,894               (1,871)           1,945,456                9,113
    ------------         ------------         ------------         ------------
       2,301,288               57,029            2,080,572               71,053
        (233,692)              (3,838)            (252,056)                (435)
         (16,054)                  --              (29,064)                  --
         139,382               19,406              112,186               26,917
      23,623,399            1,490,027           20,033,507            1,177,740
    ------------         ------------         ------------         ------------
      25,814,323            1,562,624           21,945,145            1,275,275
    ------------         ------------         ------------         ------------
      28,354,217            1,560,753           23,890,601            1,284,388
       1,560,753                   --            1,284,388                   --
    ------------         ------------         ------------         ------------
    $ 29,914,970         $  1,560,753         $ 25,174,989         $  1,284,388
    ============         ============         ============         ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       55

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III



NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages(SM) Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under Non-Qualified and Qualified Flexible Premium Variable Retirement Annuity Policies issued by New York Life Insurance and Annuity Corporation. The non-qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking institutions which have entered into selling agreements with New York Life Insurance and Annuity Corporation and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account are invested in the shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, the Morgan Stanley Universal Funds, Inc. and certain other funds (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  The Separate Account offers twenty-two variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. These financial statements and notes relate only to the following eighteen investment divisions: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of the Separate Account will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 15 days after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of the Separate Account in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1997, the investments of the Separate Account are as follows:

                                                                                  MAINSTAY
                                                           MAINSTAY VP               VP
                                                             CAPITAL                CASH              MAINSTAY VP
                                                           APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                           -------------------------------------------------------
Number of shares........................................        8,355               47,764                 2,423
Identified cost*........................................     $154,081             $ 47,763              $ 25,293

                                                                                  MAINSTAY               ALGER
                                                           MAINSTAY VP               VP                 AMERICAN
                                                              GROWTH              INDEXED                SMALL
                                                              EQUITY               EQUITY            CAPITALIZATION
                                                           -------------------------------------------------------
Number of shares........................................        4,308                8,908                   255
Identified cost*........................................     $ 87,214             $155,681              $ 10,603

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 1997, was as follows:

                                                                                  MAINSTAY
                                                           MAINSTAY VP               VP
                                                             CAPITAL                CASH              MAINSTAY VP
                                                           APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                           -------------------------------------------------------
Purchases...............................................     $ 68,427             $130,713              $ 13,132
Proceeds from sales.....................................        4,705              117,813                   628

                                                                                  MAINSTAY               ALGER
                                                           MAINSTAY VP               VP                 AMERICAN
                                                              GROWTH              INDEXED                SMALL
                                                              EQUITY               EQUITY            CAPITALIZATION
                                                           -------------------------------------------------------
Purchases...............................................     $ 54,389             $100,798              $ 10,140
Proceeds from sales.....................................          358                1,664                   749

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                     MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
    MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
    GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
         1,295           17,388              1,116            6,776           7,520            1,739
     $  12,779         $207,738          $  12,025        $  99,004       $ 106,681         $ 23,036

                                                                            JANUS        MORGAN STANLEY
      CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
     SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
    RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
    ---------------------------------------------------------------------------------------------------
         2,105            2,015              1,236            1,445           2,351              870
     $   4,149         $ 36,512          $  27,589        $  23,630       $  52,072         $  9,771

                     MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
    MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
    GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
     $   5,047         $127,801          $   5,009        $  38,326       $  64,706         $ 11,257
         1,638            1,496              1,275            1,600             327            1,317

                                                                            JANUS        MORGAN STANLEY
      CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
     SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
    RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
    ---------------------------------------------------------------------------------------------------
     $   3,379         $ 34,170          $  26,222        $  22,583       $  49,533         $  9,952
           903              214                225              270             267            1,112

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.40% of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners and New York Life Insurance and Annuity Corporation (in 000's):
--------------------------------------------------------------------------------

At December 31, 1997, the cost to Policyowners and New York Life Insurance and Annuity Corporation for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                             MAINSTAY VP         MAINSTAY VP
                                                               CAPITAL               CASH            MAINSTAY VP
                                                             APPRECIATION         MANAGEMENT         CONVERTIBLE
                                                            ------------------------------------------------------
Cost to Policyowners and New York Life Insurance and
  Annuity Corporation (net of withdrawals)...............      $152,107            $ 45,143            $ 22,956
Accumulated net investment income (loss).................        (2,651)              2,454                 781
Accumulated net realized gain (loss) on investments and
  realized gain distributions received...................         4,063                  --               1,475
Unrealized appreciation (depreciation) on investments....        32,982                  --                 782
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...           (64)                 (4)                 (9)
                                                               --------            --------            --------
Net amount applicable to Policyowners and New York Life
  Insurance and Annuity Corporation......................      $186,437            $ 47,593            $ 25,985
                                                               ========            ========            ========

                                                                                                        ALGER
                                                             MAINSTAY VP         MAINSTAY VP           AMERICAN
                                                                GROWTH             INDEXED              SMALL
                                                                EQUITY              EQUITY          CAPITALIZATION
                                                            ------------------------------------------------------
Cost to Policyowners (net of withdrawals)................      $ 71,687            $148,580            $ 10,462
Accumulated net investment income (loss).................          (140)              1,168                 (86)
Accumulated net realized gain (loss) on investments and
  realized gain distributions received...................        15,416               5,405                 194
Unrealized appreciation (depreciation) on investments....           283              27,619                 573
Increase (decrease) attributable to funds of New York
  Life Insurance and Annuity Corporation retained by
  Separate Account.......................................           (35)                (63)                 (2)
                                                               --------            --------            --------
Net amount applicable to Policyowners....................      $ 87,211            $182,709            $ 11,141
                                                               ========            ========            ========

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III


--------------------------------------------------------------------------------

                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
       MAINSTAY VP           HIGH YIELD           INTERNATIONAL             TOTAL              MAINSTAY VP           MAINSTAY VP
       GOVERNMENT          CORPORATE BOND            EQUITY                RETURN                 VALUE                 BOND
    ----------------------------------------------------------------------------------------------------------------------------
        $  11,598             $ 183,143             $  10,770             $  94,177             $  99,796             $  20,995
            1,280                14,568                 1,119                 2,067                   629                 1,992
             (139)                9,418                    98                 2,420                 5,906                   (21)
              (49)               (3,735)                 (510)               12,587                14,334                  (175)
               (3)                  (58)                   (1)                  (35)                  (43)                   (5)
         --------              --------              --------              --------              --------              --------
        $  12,687             $ 203,336             $  11,476             $ 111,216             $ 120,622             $  22,786
         ========              ========              ========              ========              ========              ========

                                                                                                  JANUS            MORGAN STANLEY
         CALVERT              FIDELITY              FIDELITY                JANUS                 ASPEN               EMERGING
        SOCIALLY               VIP II:                VIP:                  ASPEN               WORLDWIDE              MARKETS
       RESPONSIBLE           CONTRAFUND           EQUITY-INCOME           BALANCED               GROWTH                EQUITY
    -----------------------------------------------------------------------------------------------------------------
        $   3,637             $  36,483             $  27,377             $  23,220             $  51,784             $   9,383
               89                  (232)                 (133)                  294                   (54)                  (23)
              411                   149                   265                    45                   177                   384
               24                 3,669                 2,411                 1,621                 2,909                (1,565)
               (1)                   (9)                   (5)                   (5)                   (9)                    1
         --------              --------              --------              --------              --------              --------
        $   4,160             $  40,060             $  29,915             $  25,175             $  54,807             $   8,180
         ========              ========              ========              ========              ========              ========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 1997 and December 31, 1996, were as follows:

                                                                      MAINSTAY VP                     MAINSTAY VP
                                                                  CAPITAL APPRECIATION              CASH MANAGEMENT
                                                                ------------------------        ------------------------
                                                                  1997            1996            1997            1996
                                                                --------------------------------------------------------
Units issued on contribution by New York Life Insurance and
  Annuity Corporation........................................        --              --              --               --
Units issued on premium payments.............................       701             508         492,361          334,902
Units redeemed on surrenders.................................      (242)            (65)           (548)            (297)
Units redeemed on annuity and death benefits.................       (36)            (13)            (82)             (85)
Units issued (redeemed) on net transfers from (to) Fixed
  Account....................................................         7              24          (2,361)          (2,060)
Units issued (redeemed) on transfers between Investment
  Divisions..................................................     3,622           5,544         (478,922)       (312,941)
                                                                -------         -------         --------        --------
                                                                     --              --              --              --
  Net increase...............................................     4,052           5,998           10,448          19,519
Units outstanding, beginning of year.........................     6,949             951           32,709          13,190
                                                                -------         -------         --------        --------
                                                                     --              --              --              --
Units outstanding, end of year...............................    11,001           6,949           43,157          32,709
                                                                =======         =======         ========        ========

                                                                      MAINSTAY VP                     MAINSTAY VP
                                                                      TOTAL RETURN                       VALUE
                                                                ------------------------        ------------------------
                                                                  1997            1996            1997            1996
                                                                --------------------------------------------------------
Units issued on premium payments.............................       482             400             485             253
Units redeemed on surrenders.................................      (197)            (44)           (152)            (30)
Units redeemed on annuity and death benefits.................       (45)             (2)            (24)             (3)
Units issued (redeemed) on net transfers from (to) Fixed
  Account....................................................       (28)             (3)              5             (15)
Units issued on transfers between Investment Divisions.......     2,263           4,138           3,545           2,740
                                                                -------         -------         -------         -------
                                                                     --              --              --              --
  Net increase...............................................     2,475           4,489           3,859           2,945
Units outstanding, beginning of year.........................     5,154             665           3,377             432
                                                                -------         -------         -------         -------
                                                                     --              --              --              --
Units outstanding, end of year...............................     7,629           5,154           7,236           3,377
                                                                =======         =======         =======         =======

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                             MAINSTAY VP
         MAINSTAY VP               MAINSTAY VP               HIGH YIELD                MAINSTAY VP
         CONVERTIBLE               GOVERNMENT              CORPORATE BOND         INTERNATIONAL EQUITY
    ---------------------     ---------------------     ---------------------     ---------------------
      1997       1996(a)        1997         1996         1997         1996         1997         1996
    ---------------------------------------------------------------------------------------------------
         --        1,000           --           --           --           --           --           --
         78            2           59           83        1,184          528           54           58
        (22)          --          (36)         (67)        (335)         (64)         (18)         (11)
         (6)          --           (4)          --          (84)          (5)          (2)          --
          2            1          (14)          --           34            6           --            2
        903          247          243          661        7,239        5,426          206          576
    -------      -------      -------      -------      -------      -------      -------      -------
         --           --           --           --
        955        1,250          248          677        8,038        5,891          240          625
      1,250           --          855          178        6,539          648          692           67
    -------      -------      -------      -------      -------      -------      -------      -------
         --           --           --           --
      2,205        1,250        1,103          855       14,577        6,539          932          692
    =======      =======      =======      =======      =======      =======      =======     ========

                                                                                          ALGER
                                                                                        AMERICAN
         MAINSTAY VP               MAINSTAY VP               MAINSTAY VP                  SMALL
            BOND                  GROWTH EQUITY            INDEXED EQUITY            CAPITALIZATION
    ---------------------     ---------------------     ---------------------     ---------------------
      1997         1996         1997         1996         1997         1996         1997       1996(a)
    ---------------------------------------------------------------------------------------------------
        155          104          329          126          776          316           84            9
        (49)         (16)         (70)         (17)        (134)         (42)         (18)          --
        (13)          (2)          (7)          (4)         (29)          (5)          (1)          --
         (2)         (24)          11            7           10          (10)          13            1
        697          958        2,440        1,923        5,032        3,710          857          115
    -------      -------      -------      -------      -------      -------      -------      -------
         --           --           --           --           --
        788        1,020        2,703        2,035        5,655        3,969          935          125
      1,193          173        2,276          241        4,327          358          125           --
    -------      -------      -------      -------      -------      -------      -------      -------
         --           --           --           --           --
      1,981        1,193        4,979        2,276        9,982        4,327        1,060          125
    =======      =======      =======      =======      =======      =======      =======      =======

--------------------------------------------------------------------------------

                                                              CALVERT                  FIDELITY
                                                             SOCIALLY                   VIP II:
                                                            RESPONSIBLE               CONTRAFUND
                                                       ---------------------     ---------------------
                                                         1997         1996         1997       1996(a)
                                                       -----------------------------------------------
Units issued on premium payments....................         16          10           259          16
Units redeemed on surrenders........................         (4)         (4)          (27)         --
Units redeemed on annuity and death benefits........         --          --            (4)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.....................................         (2)         (1)           19           4
Units issued on transfers between Investment
  Divisions.........................................        149         101         2,591         221
                                                       --------     -------      --------     -------
                                                             --          --            --          --
  Net increase......................................        159         106         2,838         241
Units outstanding, beginning of year................        123          17           241          --
                                                       --------     -------      --------     -------
                                                             --          --            --          --
Units outstanding, end of year......................        282         123         3,079         241
                                                       ========     =======      ========     =======

                                                             FIDELITY                    JANUS
                                                               VIP:                      ASPEN
                                                           EQUITY-INCOME               BALANCED
                                                       ---------------------     ---------------------
                                                         1997       1996(a)        1997       1996(a)
                                                       -----------------------------------------------
Units issued on premium payments....................        188           5           180           7
Units redeemed on surrenders........................        (19)         --           (22)         --
Units redeemed on annuity and death benefits........         (1)         --            (2)         --
Units issued on net transfers from Fixed Account....         12           2            10           2
Units issued on transfers between Investment
  Divisions.........................................      1,938         142         1,752         116
                                                       --------     -------     ---------    --------
                                                             --          --
  Net increase......................................      2,118         149         1,918         125
Units outstanding, beginning of year................        149          --           125          --
                                                       --------     -------     ---------    --------
                                                             --          --
Units outstanding, end of year......................      2,267         149         2,043         125
                                                       ========     =======     =========    ========

                                                               JANUS                MORGAN STANLEY
                                                               ASPEN                   EMERGING
                                                             WORLDWIDE                  MARKETS
                                                              GROWTH                    EQUITY
                                                       ---------------------     ---------------------
                                                         1997       1996(a)        1997       1996(a)
                                                       -----------------------------------------------
Units issued on premium payments....................        418          18           105           7
Units redeemed on surrenders........................        (56)         --            (7)         --
Units redeemed on annuity and death benefits........         (8)         --            --          --
Units issued on net transfers from Fixed Account....         41           5             6          --
Units issued on transfers between Investment
  Divisions.........................................      3,728         246           643          73
                                                       --------     -------      --------     -------
                                                             --          --            --          --
  Net increase......................................      4,123         269           747          80
Units outstanding, beginning of year................        269          --            80          --
                                                       --------     -------      --------     -------
                                                             --          --            --          --
Units outstanding, end of year......................      4,392         269           827          80
                                                       ========     =======      ========     =======

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III





                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of the Separate Account:

                                                                              MAINSTAY VP
                                                                         CAPITAL APPRECIATION
                                                                    -------------------------------
                                                                     1997        1996       1995(a)
                                                                    -------------------------------
Unit value, beginning of year...................................    $13.92      $11.89      $10.00
Net investment income (loss)....................................     (0.22)      (0.17)       0.06
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the   effect of capital share transactions).........      3.25        2.20        1.83
                                                                    ------      ------      ------
Unit value, end of year.........................................    $16.95      $13.92      $11.89
                                                                    ======      ======      ======

                                                                              MAINSTAY VP
                                                                              HIGH YIELD
                                                                            CORPORATE BOND
                                                                    -------------------------------
                                                                     1997        1996       1995(a)
                                                                    -------------------------------
Unit value, beginning of year...................................    $12.52      $10.83      $10.00
Net investment income...........................................      1.05        1.02        1.15
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions)...........      0.38        0.67       (0.32)
                                                                    ------      ------      ------
Unit value, end of year.........................................    $13.95      $12.52      $10.83
                                                                    ======      ======      ======

                                                                              MAINSTAY VP
                                                                                 BOND
                                                                    -------------------------------
                                                                     1997        1996       1995(a)
                                                                    -------------------------------
Unit value, beginning of year...................................    $10.64      $10.57      $10.00
Net investment income (loss)....................................      0.76        0.99        2.16
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the   effect of capital share transactions).........      0.10       (0.92)      (1.59)
                                                                    ------      ------      ------
Unit value, end of year.........................................    $11.50      $10.64      $10.57
                                                                    ======      ======      ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           VARIABLE ANNUITY SEPARATE ACCOUNT-III


--------------------------------------------------------------------------------

              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            CASH MANAGEMENT                 CONVERTIBLE                   GOVERNMENT
    -------------------------------     -------------------     -------------------------------
     1997        1996       1995(a)      1997       1996(b)      1997        1996       1995(a)
    -------------------------------------------------------------------------------------------
    $ 1.06      $ 1.03      $ 1.00      $10.35      $10.00      $10.66      $10.57      $10.00
      0.04        0.04        0.02        0.38        0.08        0.69        0.86        2.49
        --       (0.01)       0.01        1.05        0.27        0.16       (0.77)      (1.92)
    ------      ------      ------      ------      ------      ------      ------      ------
    $ 1.10      $ 1.06      $ 1.03      $11.78      $10.35      $11.51      $10.66      $10.57
    ======      ======      ======      ======      ======      ======      ======      ======

              MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP
         INTERNATIONAL EQUITY                    TOTAL RETURN                            VALUE
    -------------------------------     -------------------------------     -------------------------------
     1997        1996       1995(a)      1997        1996       1995(a)      1997        1996       1995(a)
    -------------------------------------------------------------------------------------------------------
    $11.88      $10.90      $10.00      $12.55      $11.36      $10.00      $13.76      $11.32      $10.00
      0.90        0.87        1.36        0.17        0.27        0.79        0.07        0.11        0.20
     (0.46)       0.11       (0.46)       1.86        0.92        0.57        2.84        2.33        1.12
    ------      ------      ------      ------      ------      ------      ------      ------      ------
    $12.32      $11.88      $10.90      $14.58      $12.55      $11.36      $16.67      $13.76      $11.32
    ======      ======      ======      ======      ======      ======      ======      ======      ======


                       MAINSTAY VP                                           MAINSTAY VP
                      GROWTH EQUITY                                        INDEXED EQUITY
    -------------------------------------------------     ------------------------------------------------
        1997              1996             1995(a)            1997              1996             1995(a)
    ---------------------------------------------------------------------------------------------------------
       $ 14.01           $ 11.42           $ 10.00           $ 13.97           $ 11.58           $ 10.00
         (0.06)             0.05              0.35              0.09              0.21              0.62
          3.57              2.54              1.07              4.24              2.18              0.96
        ------            ------            ------            ------            ------            ------
       $ 17.52           $ 14.01           $ 11.42           $ 18.30           $ 13.97           $ 11.58
       =======           =======           =======           =======           =======           =======

               ALGER
             AMERICAN
               SMALL
           CAPITALIZATION
-----------------------------------
       1997                1996(b)
-----------------------------------
      $  9.57              $ 10.00
        (0.14)               (0.02)
         1.08                (0.41)
       ------               ------
      $ 10.51              $  9.57
      =======              =======

                                       69

--------------------------------------------------------------------------------

                                                                                CALVERT                      FIDELITY
                                                                               SOCIALLY                       VIP II:
                                                                              RESPONSIBLE                   CONTRAFUND
                                                                    -------------------------------     -------------------
                                                                     1997        1996       1995(a)      1997       1996(b)
                                                                    -------------------------------------------------------
Unit value, beginning of year...................................    $12.46      $11.22      $10.00      $10.63      $10.00
Net investment income (loss)....................................      0.31        0.35        1.60       (0.14)      (0.03)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions)...........      1.99        0.89       (0.38)       2.52        0.66
                                                                    ------      ------      ------      ------      ------
Unit value, end of year.........................................    $14.76      $12.46      $11.22      $13.01      $10.63
                                                                    ======      ======      ======      ======      ======

                                                                         FIDELITY                  JANUS
                                                                           VIP:                    ASPEN
                                                                       EQUITY-INCOME             BALANCED
                                                                    -------------------     -------------------
                                                                     1997       1996(b)      1997       1996(b)
                                                                    -------------------------------------------
Unit value, beginning of year...................................    $10.45      $10.00      $10.24      $10.00
Net investment income (loss)....................................     (0.13)      (0.02)       0.28        0.17
Net realized and unrealized gains on security transactions
  and realized capital gain distributions received (includes the
  effect of capital share transactions).........................      2.88        0.47        1.80        0.07
                                                                    ------      ------      ------      ------
Unit value, end of year.........................................    $13.20      $10.45      $12.32      $10.24
                                                                    ======      ======      ======      ======

                                                                           JANUS              MORGAN STANLEY
                                                                           ASPEN                 EMERGING
                                                                         WORLDWIDE                MARKETS
                                                                          GROWTH                  EQUITY
                                                                    -------------------     -------------------
                                                                     1997       1996(b)      1997       1996(b)
                                                                    -------------------------------------------
Unit value, beginning of year...................................    $10.36      $10.00      $10.00      $10.00
Net investment income (loss)....................................     (0.03)       0.08       (0.05)       0.02
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions)...........      2.15        0.28       (0.06)      (0.02)
                                                                    ------      ------      ------      ------
Unit value, end of year.........................................    $12.48      $10.36      $ 9.89      $10.00
                                                                    ======      ======      ======      ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation Variable Annuity Separate Account-III, formerly known as LifeStages(SM) Annuity Separate Account, comprised of the MainStay VP Capital Appreciation Investment Division, MainStay VP Cash Management Investment Division, MainStay VP Convertible Investment Division, MainStay VP Government Investment Division, MainStay VP High Yield Corporate Bond Investment Division, MainStay VP International Equity Investment Division, MainStay VP Total Return Investment Division, MainStay VP Value Investment Division, MainStay VP Bond Investment Division, MainStay VP Growth Equity Investment Division, MainStay VP Indexed Equity Investment Division, Alger American Small Capitalization Investment Division, Calvert Socially Responsible Investment Division, Fidelity VIP II: Contrafund Investment Division, Fidelity VIP: Equity-Income Investment Division, Janus Aspen Balanced Investment Division, Janus Aspen Worldwide Growth Investment Division, and Morgan Stanley Emerging Markets Equity Investment Division at December 31, 1997, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 with the MainStay VP Series Fund, Inc., The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, and the Morgan Stanley Universal Funds, Inc., provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1998

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III (formerly NYLIAC LifeStages(SM) Separate Account), NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III and NYLIAC Variable Universal Life Separate Account I may be invested in Acacia Capital Corporation, the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds Inc., which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 11, 1997, executive officers of the Fund were elected. On December 29, 1997, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III, NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

/s/ Richard M. Kerman Jr.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.


CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

COMMON STOCKS (92.0%)+
                                     SHARES          VALUE
                                   -----------------------
BANKS (4.1%)
NationsBank Corp. ...............      180,000    $ 10,946,250
Norwest Corp. ...................      331,000      12,784,875
Washington Mutual, Inc. .........      118,000       7,529,875
                                                  ------------
                                                    31,261,000
                                                  ------------
BUILDINGS (0.7%)
Oakwood Homes Corp. .............      158,000       5,243,625
                                                  ------------
COMPUTER SOFTWARE (6.9%)
Computer Associates
 International, Inc. ............      385,312      20,373,372
Compuware Corp. (a)..............      352,000      11,264,000
Microsoft Corp. (a)..............       96,400      12,459,700
Oracle Corp. (a).................      393,000       8,768,812
                                                  ------------
                                                    52,865,884
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (3.0%)
Hewlett-Packard Co. .............      149,000       9,312,500
Sun Microsystems, Inc. (a).......      333,000      13,278,375
                                                  ------------
                                                    22,590,875
                                                  ------------
CONSUMER DURABLES (1.5%)
Harley-Davidson, Inc. ...........      412,000      11,278,500
                                                  ------------
CONSUMER SERVICES (4.5%)
Cendant Corp. (a)................      750,030      25,782,281
Service Corp. International......      222,400       8,214,900
                                                  ------------
                                                    33,997,181
                                                  ------------
COSMETICS (1.4%)
Gillette Co. (The)...............      109,300      10,977,819
                                                  ------------
DRUGS (8.2%)
Elan Corp. PLC ADR (a)(b)........      211,000      10,800,562
Lilly (Eli) & Co. ...............      288,000      20,052,000
Merck & Co., Inc. ...............      119,000      12,643,750
Schering-Plough Corp. ...........      306,500      19,041,313
                                                  ------------
                                                    62,537,625
                                                  ------------
ENERGY (0.1%)
Abacan Resource Corp. (a)........      402,000         628,125
                                                  ------------
FINANCIAL SERVICES (15.2%)
Associates First Capital Corp.
 Class A.........................      166,000      11,806,750
CIT Group, Inc. (The) Class A
 (a).............................      400,000      12,900,000
Equifax Inc. ....................      237,000       8,398,687
Fannie Mae.......................      185,800      10,602,213
Green Tree Financial Corp. ......      348,400       9,123,725
Household International, Inc. ...      114,300      14,580,394

                                     SHARES          VALUE
                                   -----------------------
FINANCIAL SERVICES (Continued)
MGIC Investment Corp. ...........      225,600    $ 15,002,400
SunAmerica Inc. .................      381,300      16,300,575
Travelers Group Inc. ............      325,248      17,522,736
                                                  ------------
                                                   116,237,480
                                                  ------------
HEALTH CARE (5.3%)
Cardinal Health, Inc. ...........      102,000       7,662,750
HEALTHSOUTH Corp. (a)............      465,000      12,903,750
Tenet Healthcare Corp. (a).......      369,925      12,253,766
United Healthcare Corp. .........      156,000       7,751,250
                                                  ------------
                                                    40,571,516
                                                  ------------
INDUSTRIAL (4.6%)
Illinois Tool Works Inc. ........      156,000       9,379,500
Tyco International Ltd. .........      573,800      25,856,862
                                                  ------------
                                                    35,236,362
                                                  ------------
INSURANCE (3.5%)
American International Group,
 Inc. ...........................      120,375      13,090,781
Conseco, Inc. ...................      206,400       9,378,300
Frontier Insurance Group,
 Inc. ...........................      170,000       3,888,750
                                                  ------------
                                                    26,357,831
                                                  ------------
LEISURE (0.7%)
Mirage Resorts, Inc. (a).........      234,000       5,323,500
                                                  ------------
MATERIALS/PROCESSING (1.0%)
Monsanto Co. ....................      189,000       7,938,000
                                                  ------------
MEDICAL EQUIPMENT (5.4%)
Guidant Corp. ...................      228,200      14,205,450
Johnson & Johnson................      173,462      11,426,809
Medtronic, Inc. .................      293,800      15,369,413
                                                  ------------
                                                    41,001,672
                                                  ------------
OIL SERVICES (2.4%)
Diamond Offshore Drilling,
 Inc. ...........................      157,200       7,565,250
ENSCO International Inc. ........      215,000       7,202,500
Halliburton Co. .................       72,000       3,739,500
                                                  ------------
                                                    18,507,250
                                                  ------------
POLLUTION CONTROL (0.9%)
USA Waste Services, Inc. (a).....      177,000       6,947,250
                                                  ------------
RETAIL (11.5%)
Bed Bath & Beyond Inc. (a).......      204,800       7,884,800
CVS Corp. .......................      162,100      10,384,531
Dollar General Corp. ............      245,750       8,908,437
Home Depot, Inc. (The)...........      243,900      14,359,613
Kohl's Corp. (a).................      191,900      13,073,188

+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
RETAIL (Continued)
Kroger Co. (The) (a).............      250,000    $  9,234,375
Safeway Inc. (a).................      255,900      16,185,675
Staples, Inc. (a)................      289,700       8,039,175
                                                  ------------
                                                    88,069,794
                                                  ------------
TECHNOLOGY (6.6%)
Adaptec, Inc. (a)................      207,600       7,707,150
Cisco Systems, Inc. (a)..........      265,350      14,793,262
Intel Corp. .....................      181,900      12,778,475
Linear Technology Corp. .........       81,000       4,667,625
3Com Corp. (a)...................      300,150      10,486,491
                                                  ------------
                                                    50,433,003
                                                  ------------
TELECOMMUNICATION EQUIPMENT
 (2.0%)
Lucent Technologies Inc. ........      192,000      15,336,000
                                                  ------------
TELECOMMUNICATION SERVICES (1.6%)
WorldCom, Inc. (a)...............      396,388      11,990,737
                                                  ------------
TOYS (0.9%)
Mattel, Inc. ....................      181,000       6,742,250
                                                  ------------
Total Common Stocks
 (Cost $470,531,949).............                  702,073,279
                                                  ------------
SHORT-TERM
INVESTMENTS (7.9%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ------------------------
COMMERCIAL PAPER (7.9%)
American Express Credit Corp.
 6.25%, due 1/2/98...............  $20,000,000      20,000,000
Ford Motor Credit Co.
 6.01%, due 1/5/98...............   20,000,000      20,000,000

COMMERCIAL PAPER (Continued)
Prudential Funding Corp.
 5.85%, due 1/6/98...............   20,405,000    $ 20,405,000
                                                  ------------
Total Short-Term Investments
 (Cost $60,405,000)..............                   60,405,000
                                                  ------------
Total Investments
 (Cost $530,936,949) (c).........         99.9%    762,478,279(d)
Cash and Other Assets,
 Less Liabilities................          0.1         600,477
                                    ----------      ----------
Net Assets.......................        100.0%   $763,078,756
                                    ==========      ==========

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1997 net unrealized appreciation was $231,541,330, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $239,743,179 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,201,849.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $530,936,949).........   $762,478,279
Cash.....................................            924
Receivables:
  Investment securities sold.............      8,268,222
  Fund shares sold.......................      1,340,887
  Dividends and interest.................        259,954
                                            ------------
        Total assets.....................    772,348,266
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      8,743,404
  Adviser................................        226,963
  Administrator..........................        126,090
  Custodian..............................         16,496
  Directors..............................            447
Accrued expenses.........................        156,110
                                            ------------
        Total liabilities................      9,269,510
                                            ------------
Net assets applicable to outstanding
  shares.................................   $763,078,756
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    340,834
Additional paid-in capital...............    531,131,454
Accumulated undistributed net
  investment income......................         29,913
Accumulated undistributed net realized
  gain on investments....................         35,225
Net unrealized appreciation
  on investments.........................    231,541,330
                                            ------------
Net assets applicable to outstanding
  shares.................................   $763,078,756
                                            ============
Shares of capital stock outstanding......     34,083,384
                                            ============
Net asset value per share outstanding....   $      22.39
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  3,024,167
  Interest...............................      1,145,435
                                            ------------
        Total income.....................      4,169,602
                                            ------------
Expenses:
  Advisory...............................      2,304,863
  Administration.........................      1,280,480
  Shareholder communication..............        392,347
  Professional...........................         67,913
  Custodian..............................         55,980
  Directors..............................         19,704
  Miscellaneous..........................         18,081
                                            ------------
        Total expenses...................      4,139,368
                                            ------------
Net investment income....................         30,234
                                            ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments.........     17,402,879
Net change in unrealized appreciation
  on investments.........................    113,288,532
                                            ------------
Net realized and unrealized gain
  on investments.........................    130,691,411
                                            ------------
Net increase in net assets resulting
  from operations........................   $130,721,645
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $11,163.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...............................................................   $     30,234    $    323,264
  Net realized gain on investments....................................................     17,402,879         184,606
  Net change in unrealized appreciation on investments................................    113,288,532      61,390,345
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................    130,721,645      61,898,215
                                                                                         ------------    ------------
Dividends and distributions to shareholders:
  From net investment income..........................................................         (1,000)       (322,585)
  From net realized gain on investments...............................................    (10,215,853)             --
                                                                                         ------------    ------------
    Total dividends and distributions to shareholders.................................    (10,216,853)       (322,585)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................    151,573,522     204,401,461
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions.....................................................................     10,216,853         322,585
                                                                                         ------------    ------------
                                                                                          161,790,375     204,724,046
  Cost of shares redeemed.............................................................    (22,838,323)     (7,213,582)
                                                                                         ------------    ------------
  Increase in net assets derived from capital share transactions......................    138,952,052     197,510,464
                                                                                         ------------    ------------
Net increase in net assets............................................................    259,456,844     259,086,094
NET ASSETS:
Beginning of year.....................................................................    503,621,912     244,535,818
                                                                                         ------------    ------------
End of year...........................................................................   $763,078,756    $503,621,912
                                                                                         ============    ============
Accumulated undistributed net investment income.......................................   $     29,913    $        679
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                              JANUARY 29,
                                                                                                                1993 (a)
                                                                                                                THROUGH
                                                                YEAR ENDED DECEMBER 31                        DECEMBER 31,
                                                 1997            1996            1995            1994             1993
                                             ----------------------------------------------------------------------------
Net asset value at beginning of period....   $      18.39    $      15.49    $      11.45    $      12.03    $      10.00
                                             ------------    ------------    ------------    ------------    ------------
Net investment income.....................           0.00(b)         0.01            0.06            0.05            0.02
Net realized and unrealized gain (loss) on
  investments.............................           4.31            2.90            4.04           (0.58)           2.03
                                             ------------    ------------    ------------    ------------    ------------
Total from investment operations..........           4.31            2.91            4.10           (0.53)           2.05
                                             ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income..............          (0.00)(b)        (0.01)         (0.06)          (0.05)          (0.02)
  From net realized gain on investments...          (0.31)             --              --              --              --
                                             ------------    ------------    ------------    ------------    ------------
Total dividends and distributions.........          (0.31)          (0.01)          (0.06)          (0.05)          (0.02)
                                             ------------    ------------    ------------    ------------    ------------
Net asset value at end of period..........   $      22.39    $      18.39    $      15.49    $      11.45    $      12.03
                                             ============    ============    ============    ============    ============
Total investment return (d)...............          23.49%          18.75%          35.78%          (4.38%)         20.54%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           0.00%(c)        0.09%           0.57%           0.63%           0.46%+
  Net expenses............................           0.65%           0.73%           0.73%           0.73%           0.73%+
  Expenses (before reimbursement).........           0.65%           0.75%           0.90%           0.91%           1.15%+
Portfolio turnover rate...................             34%             16%             35%             39%             28%
Average commission rate paid..............   $     0.0589    $     0.0600             (e)             (e)             (e)
Net assets at end of period (in 000's)....   $    763,079    $    503,622    $    244,536    $    113,999    $     43,485

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Less than one-hundredth of a percent.
(d)  Total return is not annualized.
(e) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997


SHORT-TERM
INVESTMENTS (100.2%)+
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
CERTIFICATES OF DEPOSIT (2.8%)
Australia New Zealand Bank Ltd.
 5.72%, due 5/11/98 (c)...........  $2,000,000    $  1,999,566
Bayerische Vereinsbank AG New York
 6.19%, due 9/4/98 (b)(c).........   2,000,000       2,000,000
                                                  ------------
                                                     3,999,566
                                                  ------------
COMMERCIAL PAPER (89.3%)
Abbey National North America
 5.53%, due 1/14/98...............   2,650,000       2,644,708
ABN-AMRO North America Finance
 Inc. 5.56%, due 5/1/98 ..........   2,100,000       2,061,080
Allianz of America Finance Corp.
 5.67%, due 2/9/98 (a)............   3,000,000       2,981,572
Banca CRT Financial Corp.
 5.65%, due 1/23/98...............   5,000,000       4,982,736
Banco Bradesco S.A., Grand Cayman
 Series A
 5.53%, due 6/18/98...............   3,000,000       2,922,580
 5.57%, due 6/18/98...............   2,000,000       1,948,013
Banco Santander S.A.
 5.62%, due 1/14/98...............   6,500,000       6,486,809
BCI Funding Corp.
 5.55%, due 1/9/98................   1,500,000       1,498,150
 5.70%, due 5/7/98................   3,000,000       2,940,150
BellSouth Capital Funding Corp.
 6.65%, due 1/2/98................   7,075,000       7,073,693
BIL North America Inc.
 5.73%, due 3/12/98...............   5,900,000       5,834,264
BTR Dunlop Finance Inc.
 5.67%, due 2/19/98 (a)...........   2,000,000       1,984,565
Caisse Centrale Desjardins du
 Quebec 5.55%, due 3/30/98........   1,000,000         986,433
Compagnie Bancaire USA
 Funding Corp.
 5.57%, due 2/18/98...............   5,000,000       4,962,867
Franklin Resources Inc.
 5.73%, due 3/19/98 (a)...........   3,200,000       3,160,781
 5.79%, due 3/19/98 (a)...........   1,300,000       1,283,901
 5.79%, due 3/25/98 (a)...........   2,000,000       1,973,302
Garanti Funding Corp. I Series A
 5.52%, due 4/29/98...............   4,000,000       3,927,626
General Electric Capital Corp.
 5.72%, due 3/19/98...............   3,000,000       2,963,297
Generale Bank Inc.
 5.67%, due 2/13/98...............   1,700,000       1,688,487

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Goldman Sachs Group L.P.
 5.87%, due 1/8/98................  $6,350,000    $  6,342,752
Internationale Nederlanden (U.S.)
 Funding Corp.
 5.59%, due 5/12/98...............   1,000,000         979,659
Minmetals Capital & Securities
 Inc. 5.80%, due 2/13/98..........   6,650,000       6,603,930
Nacional Financiera S.N.C. Series
 A 5.54%, due 3/16/98.............   3,700,000       3,657,865
National Rural Utilities
 Cooperative Finance Corp.
 5.62%, due 3/12/98...............   3,000,000       2,967,217
 5.70%, due 3/23/98...............   3,500,000       3,455,113
Pemex Capital Inc.
 5.68%, due 4/22/98...............   3,300,000       3,242,206
Receivables Capital Corp.
 5.88%, due 1/9/98 (a)............   3,950,000       3,944,839
 5.90%, due 1/5/98 (a)............     200,000         199,869
Rio Tinto America Inc.
 5.70%, due 3/6/98 (a)............   3,000,000       2,969,600
San Paolo U.S. Financial Co.
 5.57%, due 2/12/98...............   3,850,000       3,824,981
Songs Fuel Co.
 5.58%, due 2/10/98...............   4,000,000       3,975,200
Svenska Handelsbanken Inc.
 5.73%, due 2/17/98...............   5,150,000       5,111,474
Transamerica Finance Corp.
 5.70%, due 1/22/98...............   5,350,000       5,332,211
Unibanco-Uniao de Bancos
 Brasilieros S.A., Grand Cayman
 Series A
 5.74%, due 3/18/98...............   6,850,000       6,766,993
UNIfunding Inc.
 5.59%, due 2/9/98................   2,000,000       1,987,888
                                                  ------------
                                                   125,666,811
                                                  ------------
CORPORATE NOTES (3.1%)
Allstate Corp.
 5.88%, due 6/15/98 (c)...........   1,000,000       1,000,022
American General Finance Corp.
 8.50%, due 8/15/98 (c)...........   1,500,000       1,523,003
Travelers Group Inc.
 5.75%, due 4/15/98 (a)(c)........   1,900,000       1,899,824
                                                  ------------
                                                     4,422,849
                                                  ------------

+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
FEDERAL AGENCY (3.6%)
Federal Home Loan Bank
 5.67%, due 3/5/98 (c)............  $5,000,000    $  5,000,000
                                                  ------------
MEDIUM-TERM NOTE (1.4%)
United States Leasing
 International, Inc. Series C
 6.71%, due 1/27/98 (c)...........   2,000,000       2,001,262
                                                  ------------
Total Short-Term Investments
 (Amortized Cost $141,090,488)
 (d)..............................       100.2%    141,090,488
Liabilities in Excess of
 Cash and Other Assets............        (0.2)       (308,978)
                                    ----------    ------------
Net Assets........................       100.0%   $140,781,510
                                    ==========    ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1997.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST         PERCENT+
                              -------------------------
Banks #.....................  $ 82,223,514       58.4%
Brokerage...................     6,342,752        4.5
Conglomerates...............     2,963,297        2.1
Federal Agency..............     5,000,000        3.6
Finance.....................    17,877,987       12.7
Insurance...................     9,211,716        6.5
Telecommunication
  Services..................     7,073,693        5.0
Utilities...................    10,397,529        7.4
                               -----------     ------
                               141,090,488      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (308,978)      (0.2)
                               -----------     ------
Net Assets..................  $140,781,510      100.0%
                               ===========     ======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.




CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (amortized cost $141,090,488)..........   $141,090,488
Cash.....................................         15,486
Interest receivable......................        405,889
                                            ------------
        Total assets.....................    141,511,863
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         28,967
  Administrator..........................         23,174
  Custodian..............................          4,910
  Directors..............................             79
Accrued expenses.........................         38,422
Dividend payable.........................        634,801
                                            ------------
        Total liabilities................        730,353
                                            ------------
Net assets applicable to outstanding
  shares.................................   $140,781,510
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  1,407,832
Additional paid-in capital...............    139,374,195
Accumulated net realized loss on
  investments............................           (517)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $140,781,510
                                            ============
Shares of capital stock outstanding......    140,783,151
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $  7,165,394
                                            ------------
Expenses:
  Advisory...............................        315,441
  Administration.........................        252,353
  Shareholder communication..............         60,930
  Professional...........................         33,376
  Custodian..............................         17,972
  Directors..............................          4,284
  Miscellaneous..........................          2,070
                                            ------------
        Total expenses...................        686,426
                                            ------------
Net investment income....................      6,478,968
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          1,549
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,480,517
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...............................................................   $  6,478,968    $  4,723,279
  Net realized gain (loss) on investments.............................................          1,549            (733)
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................      6,480,517       4,722,546
                                                                                         ------------    ------------
Dividends to shareholders:
  From net investment income..........................................................     (6,478,968)     (4,723,279)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................    285,479,612     237,101,140
  Net asset value of shares issued to shareholders in reinvestment of dividends.......      6,345,913       4,585,514
                                                                                         ------------    ------------
                                                                                          291,825,525     241,686,654
  Cost of shares redeemed.............................................................   (269,392,486)   (211,178,343)
                                                                                         ------------    ------------
  Increase in net assets derived from capital share transactions......................     22,433,039      30,508,311
                                                                                         ------------    ------------
Net increase in net assets............................................................     22,434,588      30,507,578
NET ASSETS:
Beginning of year.....................................................................    118,346,922      87,839,344
                                                                                         ------------    ------------
End of year...........................................................................   $140,781,510    $118,346,922
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                                                                                               1993 (a)
                                                                                                               THROUGH
                                                                YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                                 1997            1996            1995            1994            1993
                                             ---------------------------------------------------------------------
Net asset value at beginning of period....   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                                 --------        --------        --------        --------       --------
Net investment income.....................           0.05            0.05            0.05            0.04           0.02
                                                 --------        --------        --------        --------       --------
Less dividends:
  From net investment income..............          (0.05)          (0.05)          (0.05)          (0.04)         (0.02)
                                                 --------        --------        --------        --------       --------
Net asset value at end of period..........   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                                 ========        ========        ========        ========       ========
Total investment return (b)...............           5.25%           4.95%           5.59%           3.82%          2.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           5.13%           4.92%           5.44%           3.97%          2.65% +
  Net expenses............................           0.54%           0.62%           0.62%           0.62%          0.62% +
  Expenses (before reimbursement).........           0.54%           0.64%           0.94%           0.89%          1.10% +
Net assets at end of period (in 000's)....   $    140,782    $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.




CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

CONVERTIBLE SECURITIES (69.6%)+
BONDS (44.0%)
                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    --------------------------
ADVERTISING (2.6%)
Omnicom Group, Inc.
 2.25%, due 1/6/13 (b)............  $ 1,000,000    $ 1,045,000
                                                   -----------
AUTO PARTS (5.4%)
Mark IV Industries Inc.
 4.75%, due 11/1/04 (b)...........    1,100,000      1,017,500
MascoTech, Inc.
 4.50%, due 12/15/03..............    1,300,000      1,124,500
                                                   -----------
                                                     2,142,000
                                                   -----------
CELLULAR TELEPHONE (0.9%)
United States Cellular Corp.
 (zero coupon), due 6/15/15 (i)...    1,000,000        358,750
                                                   -----------
COMPUTERS & OFFICE EQUIPMENT
 (0.2%)
Quantum Corp.
 7.00%, due 8/1/04................      100,000         92,500
                                                   -----------
ELECTRICAL EQUIPMENT (2.9%)
Credence Systems Corp.
 5.25%, due 9/15/02 (b)...........    1,350,000      1,134,000
                                                   -----------
GAS UTILITIES (4.4%)
Consolidated Natural Gas Co.
 7.25%, due 12/15/15..............    1,500,000      1,725,000
                                                   -----------
HEALTH CARE (9.7%)
Integrated Health Services, Inc.
 6.00%, due 1/1/03................    1,000,000      1,070,000
NovaCare, Inc.
 5.50%, due 1/15/00...............      250,000        234,375
PhyCor, Inc.
 4.50%, due 2/15/03...............    1,400,000      1,344,000
Renal Treatment Centers, Inc.
 5.625%, due 7/15/06..............    1,000,000      1,200,000
                                                   -----------
                                                     3,848,375
                                                   -----------
MEDIA (4.4%)
Time Warner, Inc.
 (zero coupon), due 6/22/13 (i)...    3,500,000      1,754,375
                                                   -----------
PUBLISHING (1.5%)
Hollinger, Inc., Series U.S.
 (zero coupon), due 10/5/13 (c)...    1,500,000        588,750
                                                   -----------

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    --------------------------
RESTAURANTS & LODGING (3.7%)
Boston Chicken, Inc.
 (zero coupon), due 6/1/15........    6,643,000      1,029,665
 4.50%, due 2/1/04................      500,000        245,000
Fine Host Corp.
 5.00%, due 11/1/04 (b)(j)........      400,000        188,000
                                                   -----------
                                                     1,462,665
                                                   -----------


RETAIL (2.4%)
Loews Corp.
 3.125%, due 9/15/07..............  $   800,000    $   791,000
Saks Holdings, Inc.
 5.50%, due 9/15/06...............      200,000        170,000
                                                   -----------
                                                       961,000
                                                   -----------
SEMICONDUCTORS (1.0%)
Cypress Semiconductor Corp.
 6.00%, due 10/1/02 (b)...........      500,000        421,250
                                                   -----------
STEEL, ALUMINUM & OTHER METALS
 (1.9%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05 (b)..........      700,000        532,000
Inco Ltd.
 5.75%, due 7/1/04 (c)............      250,000        236,875
                                                   -----------
                                                       768,875
                                                   -----------
TELECOMMUNICATION EQUIPMENT (1.1%)
World Access, Inc.
 4.50%, due 10/1/02 (b)...........      500,000        430,000
                                                   -----------
TELECOMMUNICATION
 SERVICES (1.9%)
Gilat Satellite Networks Ltd.
 6.50%, due 6/3/04 (b)............      250,000        233,125
SmarTalk Teleservices, Inc.
 5.75%, due 9/15/04 (b)...........      500,000        532,500
                                                   -----------
                                                       765,625
                                                   -----------
Total Bonds
 (Cost $18,409,049)...............                  17,498,165
                                                   -----------
     PREFERRED STOCKS (25.6%)
                                      SHARES
                                    -----------
AUTO PARTS (2.9%)
Federal-Mogul Financial Trust
 7.00% (b)........................       22,000      1,122,000
                                                   -----------

+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

PREFERRED STOCKS (CONTINUED)
                                      SHARES          VALUE
                                      ------------------------
BANKS (0.3%)
Fuji International Finance Trust
 0.25% (a)(b)(d)..................      322,682    $   107,292
                                                   -----------
CABLE (3.8%)
United International Holdings,
 Inc. 4.00%, Series A (a)(e)......       10,400      1,456,000
US West, Inc.
 4.50%, Series D..................        1,000         61,687
                                                   -----------
                                                     1,517,687
                                                   -----------
COMPUTERS & OFFICE EQUIPMENT
 (4.8%)
Microsoft Corp.
 $2.196, Series A.................       10,800        970,650
Vanstar Financing Trust
 6.75% (a)........................       25,000        925,000
                                                   -----------
                                                     1,895,650
                                                   -----------
CONSUMER STAPLES (4.1%)
Newell Financial Trust I
 5.25% (b)........................       32,000      1,648,000
                                                   -----------
CONTAINERS (1.2%)
Crown Cork & Seal Co., Inc.
 4.50%............................       10,000        470,000
                                                   -----------
DOMESTIC OIL & GAS (0.8%)
Enron Corp.
 6.25%............................       15,000        309,375
                                                   -----------
INSURANCE (3.4%)
Conseco Finance Trust IV
 7.00%, Series F..................       15,000        768,750
Merrill Lynch & Co., Inc.
 7.25% (f)........................        8,000        564,000
                                                   -----------
                                                     1,332,750
                                                   -----------
LEISURE (1.3%)
Royal Caribbean Cruises Ltd.
 7.25%, Series A..................        6,000        510,375
                                                   -----------
RESTAURANTS & LODGING (0.7%)
Host Marriott Financial Trust
 6.75%............................        5,000        296,250
                                                   -----------
STEEL, ALUMINUM & OTHER METALS
 (0.8%)
Bethlehem Steel Corp.
 $3.50 (b)........................        8,000        320,000
                                                   -----------

                                      SHARES          VALUE
                                    --------------------------
TELECOMMUNICATION EQUIPMENT (1.5%)
Loral Space & Communications Ltd.
 6.00%, Series C..................       10,000    $   615,000
                                                   -----------
Total Preferred Stocks
 (Cost $9,758,740)................                  10,144,379
                                                   -----------
Total Convertible Securities
 (Cost $28,167,789)...............                  27,642,544
                                                   -----------
COMMON STOCKS (3.7%)
CHEMICALS (1.1%)
IMC Global, Inc...................        5,000        163,750
Lyondell Petrochemical Co.........        4,952        131,228
Monsanto Co.......................        3,000        126,000
                                                   -----------
                                                       420,978
                                                   -----------
COMPUTERS & OFFICE EQUIPMENT
 (1.0%)
Unisys Corp. (a)..................       29,304        406,593
                                                   -----------
ELECTRIC UTILITIES (0.1%)
Potomac Electric Power Co.........        2,000         51,625
                                                   -----------
OIL SERVICES (0.8%)
Forcenergy, Inc. (a)..............       12,000        314,250
                                                   -----------
RESTAURANTS & LODGING (0.4%)
Apple South, Inc..................       12,000        157,500
                                                   -----------
TELECOMMUNICATION
 SERVICES (0.3%)
Premiere Technologies, Inc. (a)...        5,000        138,125
                                                   -----------
Total Common Stocks
 (Cost $1,468,861)................                   1,489,071
                                                   -----------
PREFERRED STOCK (0.7%)
MINING (0.7%)
Freeport-McMoRan Copper & Gold,
 Inc.
 Series Silver (g)(h).............       15,000        290,625
                                                   -----------
Total Preferred Stock
 (Cost $255,750)..................                     290,625
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.



SHORT-TERM
INVESTMENTS (21.4%)
                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    ----------------------
COMMERCIAL PAPER (21.4%)
American Express Credit Corp.
 6.25%, due 1/2/98................  $ 1,744,000    $ 1,744,000
American General Finance Corp.
 6.01%, due 1/5/98................    1,680,000      1,680,000
Ford Motor Credit Co.
 5.96%, due 1/6/98................    1,280,000      1,280,000
Prudential Funding Corp.
 5.86%, due 1/6/98................    1,816,000      1,816,000
Texaco, Inc.
 5.67%, due 1/7/98................    2,000,000      2,000,000
                                                   -----------
Total Short-Term Investments
 (Cost $8,520,000)................                   8,520,000
                                                   -----------
Total Investments
 (Cost $38,412,400) (k)...........         95.4%    37,942,240(l)
Cash and Other Assets,
 Less Liabilities.................          4.6      1,826,043
                                     ----------    -----------
Net Assets........................        100.0%   $39,768,283
                                     ==========    ===========

------------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  Yankee bond.
(d) 12 Units--each unit reflects an interest in 1,000 Noncumulative Mandatory Convertible preference shares of the Fuji Bank, Limited. The preference shares are convertible into ordinary shares at an initial conversion price of Y (Japanese Yen) 2,002 per ordinary share at a future date.
(e)  Restricted security.
(f) STRYPES--Structured Yield Product Exchangeable for SunAmerica, Inc. common stock.
(g) Depository Shares--each share represents 0.025 shares of silver denominated preferred stock.
(h)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(i) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(j)  Fair valued security. Aggregate of 0.47% of net assets.
(k) The cost stated also represents the aggregate cost for Federal income tax purposes.
(l) At December 31, 1997 net unrealized depreciation was $470,160, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,274,563 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,744,723.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $38,412,400)..........   $ 37,942,240
Cash.....................................            265
Receivables:
  Investment securities sold.............      2,762,228
  Dividends and interest.................        211,376
  Fund shares sold.......................         73,043
  Administrator..........................          4,278
Unamortized organization expense.........         34,489
                                            ------------
        Total assets.....................     41,027,919
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      1,183,602
  Organization...........................         40,031
  Adviser................................         11,842
  Custodian..............................          3,000
  Directors..............................             22
                                            ------------
Accrued expenses.........................         21,139
                                            ------------
        Total liabilities................      1,259,636
Net assets applicable to outstanding
  shares.................................   $ 39,768,283
                                            ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     36,947
Additional paid-in capital...............     38,830,302
Accumulated undistributed net investment
  income.................................         22,890
Accumulated undistributed net realized
  gain on investments....................      1,348,304
Net unrealized depreciation on
  investments............................       (470,160)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 39,768,283
                                            ============
Shares of capital stock outstanding......      3,694,714
                                            ============
Net asset value per share outstanding....   $      10.76
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $  1,216,883
  Dividends..............................        486,724
                                            ------------
        Total income.....................      1,703,607
                                            ------------
Expenses:
  Advisory...............................        104,695
  Administration.........................         58,164
  Professional...........................         27,122
  Shareholder communication..............         12,491
  Custodian..............................          9,595
  Amortization of organization expense...          9,194
  Directors..............................            657
  Miscellaneous..........................          5,248
                                            ------------
        Total expenses before
          reimbursement..................        227,166
Expense reimbursement from
  Administrator..........................        (14,863)
                                            ------------
        Net expenses.....................        212,303
                                            ------------
Net investment income....................      1,491,304
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      3,443,999
Net change in unrealized appreciation on
  investments............................       (722,378)
                                            ------------
Net realized and unrealized gain on
  investments............................      2,721,621
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  4,212,925
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1997
and the period October 1, 1996 (Commencement of Operations) through December 31, 1996

                                                                                           1997            1996
                                                                                       ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.............................................................   $  1,491,304    $   153,883
  Net realized gain on investments..................................................      3,443,999         31,320
  Net change in unrealized appreciation on investments..............................       (722,378)       252,218
                                                                                       ------------    ------------
  Net increase in net assets resulting from operations..............................      4,212,925        437,421
                                                                                       ------------    ------------
Dividends and distributions to shareholders:
  From net investment income........................................................     (1,479,858)      (153,822)
  From net realized gain on investments.............................................     (2,100,589)       (26,554)
                                                                                       ------------    ------------
    Total dividends and distributions to shareholders...............................     (3,580,447)      (180,376)
                                                                                       ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares..................................................     21,744,883      5,079,116
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions...................................................................      3,580,447        180,376
                                                                                       ------------    ------------
                                                                                         25,325,330      5,259,492
  Cost of shares redeemed...........................................................     (1,653,885)       (52,177)
                                                                                       ------------    ------------
  Increase in net assets derived from capital share transactions....................     23,671,445      5,207,315
                                                                                       ------------    ------------
Net increase in net assets..........................................................     24,303,923      5,464,360
NET ASSETS:
Beginning of period.................................................................     15,464,360     10,000,000
                                                                                       ------------    ------------
End of period.......................................................................   $ 39,768,283    $15,464,360
                                                                                       ============    ============
Accumulated undistributed net investment income.....................................   $     22,890    $     2,378
                                                                                       ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                      OCTOBER 1,
                                                                                         YEAR          1996 (a)
                                                                                        ENDED          THROUGH
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         1997            1996
                                                                                     ----------------------------
Net asset value at beginning of period............................................   $     10.27     $     10.00
                                                                                        --------        --------
Net investment income.............................................................          0.44            0.10
Net realized and unrealized gain on investments...................................          1.12            0.29
                                                                                        --------        --------
Total from investment operations..................................................          1.56            0.39
                                                                                        --------        --------
Less dividends and distributions:
  From net investment income......................................................         (0.44)          (0.10)
  From net realized gain on investments...........................................         (0.63)          (0.02)
                                                                                        --------        --------
Total dividends and distributions.................................................         (1.07)          (0.12)
                                                                                        --------        --------
Net asset value at end of period..................................................   $     10.76     $     10.27
                                                                                        ========        ========
Total investment return (b).......................................................         15.43%           3.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................          5.13%           5.14% +
  Net expenses....................................................................          0.73%           0.73% +
  Expenses (before reimbursement).................................................          0.78%           1.46% +
Portfolio turnover rate...........................................................           217%             15%
Average commission rate paid......................................................   $    0.0567     $    0.0537
Net assets at end of period (in 000's)............................................   $    39,768     $    15,464

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

LONG-TERM BONDS (98.8%)+
ASSET-BACKED SECURITIES (10.0%)
                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     -------------------------
AUTO LEASES (2.0%)
Nissan Auto Receivables
 Grantor Trust Series 1997-A Class
 A
 6.15%, due 2/15/03................  $1,441,953    $ 1,441,434
                                                   ------------
CONSUMER LOANS (2.0%)
Chase Manhattan Recreational
 Vehicle Owner Trust Series 1997-A
 Class A5
 6.05%, due 11/15/04...............     780,000        778,448
Green Tree Recreational
 Equipment & Consumer Trust Series
 1996-C Class A1
 6.22%, due 10/15/17 (d)...........     253,608        253,846
NationsCredit Grantor Trust
 Series 1997-2 Class A2
 6.25%, due 11/15/13...............     454,585        454,963
                                                   ------------
                                                     1,487,257
                                                   ------------
EQUIPMENT LOANS (3.2%)
Case Equipment Loan Trust Series
 1997-A Class A3
 6.45%, due 3/15/04................   1,680,000      1,690,164
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
 6.87%, due 6/20/04................     703,408        706,573
                                                   ------------
                                                     2,396,737
                                                   ------------
HOME EQUITY LOANS (2.8%)
Southern Pacific Secured Assets
 Corp. Series 1997 -1 Class A1
 6.169%, due 4/25/27 (d)...........   2,039,538      2,035,867
                                                   ------------
Total Asset-Backed Securities
 (Cost $7,354,057).................                  7,361,295
                                                   ------------
MORTGAGE-BACKED SECURITIES (4.1%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (3.1%)
Asset Securitization Corp. Series
 1997-D5 Class A1C
 6.75%, due 2/14/41 (c)............     775,000        791,422
Merrill Lynch Mortgage Investors,
 Inc. Series 1995-C2 Class A1
 7.344%, due 6/15/21 (c)...........     820,639        834,960
Structured Asset Securities Corp.
 Series 1997-LLI Class A1
 6.79%, due 6/12/04 (c)............     647,653        661,914
                                                   ------------
                                                     2,288,296
                                                   ------------

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     ---------------------
FIRST MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.0%)
Countrywide Mortgage-Backed
 Securities Inc.
 Series 1997-A5 Class A4
 10.00%, due 7/25/27 (c)...........  $  391,515    $   408,926
 Series 1997-A8 Class A2
 10.00%, due 10/25/27 (c)..........      26,408         29,365
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26 (c)............     332,516        334,151
                                                   ------------
                                                       772,442
                                                   ------------
Total Mortgage-Backed Securities
 (Cost $3,040,111).................                  3,060,738
                                                   ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (84.7%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MEDIUM-TERM NOTE)
 (4.7%)
 5.96%, due 7/23/99................   3,465,000      3,473,489
                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (22.4%)
 6.00%, due 10/1/08................   2,754,743      2,728,049
 6.45%, due 1/1/05 TBA (b).........     585,000        590,692
 6.50%, due 6/13/24 TBA (b)........   4,805,000      4,743,448
 6.54%, due 2/4/05 TBA (b).........     550,000        558,212
 6.65%, due 1/30/08 TBA (b)........     455,000        465,055
 6.72%, due 11/1/07 (c)............     644,509        661,936
 6.765%, due 1/1/07 (c)............   1,314,088      1,351,474
 7.00%, due 1/12/25 TBA (b)........   5,380,000      5,418,682
                                                   ------------
                                                    16,517,548
                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (10.6%)
 7.00%, due 12/15/23 (c)...........   5,144,528      5,202,404
 7.50%, due 12/15/23 (c)...........     642,757        660,234
 9.50%, due 5/15/22 (c)............   1,800,456      1,965,882
                                                   ------------
                                                     7,828,520
                                                   ------------

+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     -------------------------
UNITED STATES TREASURY BONDS
 (29.8%)
 6.125%, due 11/15/27 (e)..........  $7,695,000    $ 7,907,844
 6.25%, due 8/15/23 (e)............   4,370,000      4,501,100
 7.625%, due 2/15/25 (e)...........   1,325,000      1,608,007
 8.875%, due 8/15/17...............   3,005,000      3,988,657
 11.25%, due 2/15/15...............     655,000      1,027,020
 12.00%, due 8/15/13...............   1,980,000      2,917,411
                                                   ------------
                                                    21,950,039
                                                   ------------
UNITED STATES TREASURY NOTES
 (17.2%)
 5.50%, due 11/15/98 (a)...........   4,480,000      4,475,117
 6.25%, due 2/28/02................   1,590,000      1,619,065
 7.75%, due 11/30/99 (e)...........   5,175,000      5,366,630
 7.875%, due 11/15/04..............   1,090,000      1,218,588
                                                   ------------
                                                    12,679,400
                                                   ------------
Total U.S. Government &
 Federal Agencies
 (Cost $60,785,862)................                 62,448,996
                                                   ------------
Total Long-Term Bonds
 (Cost $71,180,030)................                 72,871,029
                                                   ------------

SHORT-TERM
INVESTMENTS (16.7%)
                                     PRINCIPAL
                                     AMOUNT         VALUE
                                     -------------------------
COMMERCIAL PAPER (16.7%)
American Express Credit Corp.
 6.11%, due 1/2/98.................  $3,000,000    $ 3,000,000
American General Finance Corp.
 6.65%, due 1/2/98.................   3,330,000      3,330,000
Ford Motor Credit Co.
 5.95%, due 1/2/98.................   3,000,000      3,000,000
General Electric Capital Corp.
 5.91%, due 1/7/98.................   3,000,000      3,000,000
                                                   -----------
Total Short-Term Investments
 (Cost $12,330,000)................                 12,330,000
                                                   -----------
Total Investments
 (Cost $83,510,030) (f)............       115.5%    85,201,029(g)
Liabilities in Excess of
 Cash and Other Assets.............       (15.5)   (11,446,518)
                                      ---------    -----------
Net Assets.........................       100.0%   $73,754,511
                                      =========    ===========

------------
(a) Long-term security maturing within the subsequent twelve month period.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Segregated or partially segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at December 31, 1997.
(e) Represents securities out on loan or a portion which is out on loan.
(f) The cost for Federal income tax purposes is $83,622,877.
(g) At December 31, 1997 net unrealized appreciation was $1,578,152, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,594,433 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $16,281.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $83,510,030)..........   $ 85,201,029
Cash.....................................          4,105
Collateral held for securities loaned, at
  value..................................     12,470,194
Receivables:
  Investment securities sold.............      6,298,874
  Interest...............................        732,231
  Fund shares sold.......................        174,513
                                            ------------
        Total assets.....................    104,880,946
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     12,470,194
Payables:
  Investment securities purchased........     18,581,606
  Adviser................................         18,497
  Administrator..........................         12,332
  Fund shares redeemed...................          4,496
  Custodian..............................          1,973
  Directors..............................             43
Accrued expenses.........................         37,294
                                            ------------
        Total liabilities................     31,126,435
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 73,754,511
                                            ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $     75,024
Additional paid-in capital...............     76,806,312
Accumulated net realized loss on
  investments............................     (4,817,824)
Net unrealized appreciation on
  investments............................      1,690,999
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 73,754,511
                                            ============

Shares of capital stock outstanding......      7,502,387
                                            ============

Net asset value per share outstanding....   $       9.83
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $  5,220,703
                                            ------------
Expenses:
  Advisory...............................        213,390
  Administration.........................        142,260
  Professional...........................         32,634
  Shareholder communication..............         31,826
  Custodian..............................         21,290
  Directors..............................          2,383
  Portfolio pricing......................          2,119
  Miscellaneous..........................          2,329
                                            ------------
        Total expenses...................        448,231
                                            ------------
Net investment income....................      4,772,472
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........        205,612
Net change in unrealized appreciation on
  investments............................      1,417,840
                                            ------------
Net realized and unrealized gain on
  investments............................      1,623,452
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,395,924
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income...............................................................   $  4,772,472    $  4,644,150
  Net realized gain (loss) on investments.............................................        205,612      (1,685,892)
  Net change in unrealized appreciation on investments................................      1,417,840      (1,228,232)
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................      6,395,924       1,730,026
                                                                                         ------------    ------------
Dividends to shareholders:
  From net investment income..........................................................     (4,698,251)     (4,616,401)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................      9,479,059      18,643,180
  Net asset value of shares issued to shareholders in reinvestment of dividends.......      4,698,251       4,616,401
                                                                                         ------------    ------------
                                                                                           14,177,310      23,259,581
  Cost of shares redeemed.............................................................    (15,243,012)    (12,063,044)
                                                                                         ------------    ------------
  Increase (decrease) in net assets derived from capital share transactions...........     (1,065,702)     11,196,537
                                                                                         ------------    ------------
Net increase in net assets............................................................        631,971       8,310,162
NET ASSETS:
Beginning of year.....................................................................     73,122,540      64,812,378
                                                                                         ------------    ------------
End of year...........................................................................   $ 73,754,511    $ 73,122,540
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                                                                                               1993 (a)
                                                                                                               THROUGH
                                                                YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                                 1997            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $       9.59    $      10.01    $       9.21    $      10.15    $     10.00
                                                 --------        --------        --------        --------       --------
Net investment income.....................           0.67            0.65            0.75            0.75           0.82
Net realized and unrealized gain (loss) on
  investments.............................           0.24           (0.42)           0.80           (0.94)         (0.25)
                                                 --------        --------        --------        --------       --------
Total from investment operations..........           0.91            0.23            1.55           (0.19)          0.57
                                                 --------        --------        --------        --------       --------
Less dividends:
  From net investment income..............          (0.67)          (0.65)          (0.75)          (0.75)         (0.42)
                                                 --------        --------        --------        --------       --------
Net asset value at end of period..........   $       9.83    $       9.59    $      10.01    $       9.21    $     10.15
                                                 ========        ========        ========        ========       ========
Total investment return (b)...............           9.48%           2.28%          16.72%          (1.84%)         5.63%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           6.71%           6.66%           7.80%           8.16%          8.46% +
  Net expenses............................           0.63%           0.67%           0.67%           0.67%          0.67% +
  Expenses (before reimbursement).........           0.63%           0.71%           0.82%           0.87%          1.02% +
Portfolio turnover rate...................            345%            304%            592%            483%           501%
Net assets at end of period (in 000's)....   $     73,755    $     73,123    $     64,812    $     61,641    $    46,766

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------


LONG-TERM BONDS (77.7%)+
CONVERTIBLE BONDS (5.8%)
                                    PRINCIPAL
                                    AMOUNT         VALUE
                                   -----------------------
 BANKS (0.3%)
MBI Finance Ltd.
 (zero coupon), due 12/18/01(e)    $2,560,000    $  1,433,600
                                                 ------------
CELLULAR TELEPHONE (0.4%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03(e)...........   2,363,000       1,630,470
                                                 ------------
CONGLOMERATES (1.7%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02(e)...........   9,000,000       7,155,000
                                                 ------------
HEALTH CARE (0.5%)
Physicians Resource Group, Inc.
 6.00%, due 12/1/01(c)...........   3,500,000       2,248,750
                                                 ------------
MEDIA (0.9%)
Rogers Communications, Inc.
 (zero coupon), due 5/20/13(i)...   8,500,000       3,580,625
                                                 ------------
PAPER & FOREST PRODUCTS (0.9%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02(e)............   4,000,000       3,680,000
                                                 ------------
TECHNOLOGY (0.2%)
Samsung Electronics Co., Ltd.
 0.25%, due 12/31/06(e)..........   1,000,000         815,000
                                                 ------------
TELECOMMUNICATION EQUIPMENT
 (0.9%)
Loxley Public Co.
 2.50%, due 4/4/01(e)............   3,250,000       1,787,500
 3.50%, due 4/20/05(e)...........   3,103,000       2,172,100
                                                 ------------
                                                    3,959,600
                                                 ------------
Total Convertible Bonds
 (Cost $28,131,939)..............                  24,503,045
                                                 ------------
CORPORATE BONDS (63.8%)
AEROSPACE (0.6%)
Sequa Corp.
 9.375%, due 12/15/03............   2,000,000       2,065,000
 9.625%, due 10/15/99............     400,000         413,000
                                                 ------------
                                                    2,478,000
                                                 ------------
AUTO MANUFACTURING (1.4%)
Titan Tire Corp.
 7.00%, due 2/11/00 (j)..........   6,000,000       5,835,000

                                    PRINCIPAL
                                    AMOUNT         VALUE
                                   -----------------------
                                                  ------------
AUTO PARTS (0.6%)
CSK Auto, Inc.
 Series A
 11.00%, due 11/1/06.............   2,196,000       2,415,600
                                                 ------------
BANKS (1.8%)
First Nationwide Holdings, Inc.
 12.25%, due 5/15/01.............  $3,500,000    $  3,937,500
Local Financial Corp.
 11.00%, due 9/5/04(c)...........   3,400,000       3,587,000
                                                 ------------
                                                    7,524,500
                                                 ------------
BUILDING MATERIALS (1.3%)
Associated Materials, Inc.
 11.50%, due 8/15/03.............   5,300,000       5,671,000
                                                 ------------
BUILDINGS (2.6%)
Greystone Homes, Inc.
 10.75%, due 3/1/04..............   1,600,000       1,744,000
NVR, Inc.
 11.00%, due 4/15/03.............   2,200,000       2,376,000
Overhead Door, Inc.
 12.25%, due 2/1/00..............   5,000,000       5,162,500
U.S. Home Corp.
 8.25%, due 8/15/04..............   1,700,000       1,729,750
                                                 ------------
                                                   11,012,250
                                                 ------------
CABLE (5.6%)
American Telecasting, Inc.
 (zero coupon), due 6/15/04
 14.50%, beginning 6/15/99.......   1,050,000         346,500
Continental Cablevision, Inc.
 11.00%, due 6/1/07..............   1,000,000       1,111,857
CS Wireless Systems, Inc.
 Series B
 (zero coupon), due 3/1/06
 11.375%, beginning 3/1/01.......   6,853,000       1,781,780
Heartland Wireless
 Communications, Inc.
 Series B
 14.00%, due 10/15/04............   3,500,000       1,295,000
Marcus Cable Operating Co. L.P.
 (zero coupon), due 8/1/04
 13.50%, beginning 8/1/99........   8,400,000       7,770,000
Supercanal Holding, S.A.
 14.50%, due 11/12/98(d)(j)......   4,000,000       3,910,000
United International Holdings,
 Inc.
 (zero coupon), due 11/15/99.....   7,650,000       6,426,000
 Series B
 (zero coupon), due 11/15/99.....   1,600,000       1,344,000
                                                 ------------
                                                   23,985,137
                                                 ------------

+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.



CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                   AMOUNT         VALUE
                                   ---------------------------
CASINOS (4.5%)
El Comandante Capital Corp.
 11.75%, due 12/15/03............  $2,783,000    $  2,755,170
Horseshoe Gaming LLC
 Series B
 12.75%, due 9/30/00.............   3,300,000       3,630,000
Penn National Gaming, Inc.
 10.625%, due 12/15/04(c)........   4,200,000       4,326,000
President Riverboat Casinos, Inc.
 13.00%, due 9/15/01.............   3,500,000       3,255,000
Riviera Holdings Corp.
 11.00%, due 12/31/02............   5,000,000       5,300,000
                                                 ------------
                                                   19,266,170
                                                 ------------
CELLULAR TELEPHONE (2.6%)
CCPR Services, Inc.
 10.00%, due 2/1/07..............   3,740,000       3,590,400
Centennial Cellular Corp.
 8.875%, due 11/1/01.............   5,540,000       5,678,500
 10.125%, due 5/15/05............   1,500,000       1,627,500
PriCellular Wireless Corp.
 Series B
 14.00%, due 11/15/01............      50,000          55,500
                                                 ------------
                                                   10,951,900
                                                 ------------
CHEMICALS (0.2%)
Uniroyal Chemical Co., Inc.
 9.00%, due 9/1/00...............     800,000         830,000
                                                 ------------
CHILD CARE SERVICES (0.3%)
La Petite Holdings Corp.
 9.625%, due 8/1/01..............   1,100,000       1,133,000
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (0.4%)
Unisys Corp.
 10.625%, due 10/1/99............   1,500,000       1,530,000
                                                 ------------
CONSUMER DURABLES (0.5%)
Selmer Co., Inc.
 11.00%, due 5/15/05.............   1,770,000       1,947,000
                                                 ------------
DOMESTIC OIL & GAS (0.4%)
Newpark Resources, Inc.
 8.625%, due 12/15/07 (c)........   1,600,000       1,626,000
                                                 ------------
DRUGS (0.2%)
ICN Pharmaceuticals, Inc.
 Series B
 9.25%, due 8/15/05..............   1,000,000       1,060,000
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT         VALUE
                                   -----------------------
ELECTRIC UTILITIES (1.7%)
CMS Energy Corp.
 7.625%, due 11/15/04............  $3,500,000    $  3,496,041
 8.125%, due 5/15/02.............   1,100,000       1,132,377
Midland Funding Corp. I
 Series C-94
 10.33%, due 7/23/02.............   2,569,207       2,763,221
                                                 ------------
                                                    7,391,639
                                                 ------------
EQUIPMENT FINANCING (1.3%)
Atlas Air, Inc.
 12.25%, due 12/1/02.............     650,000         721,298
Continental Airlines, Inc.
 8.00%, due 6/30/00 (j)..........   1,397,623       1,397,623
Seven Sixty Seven Leasing, Inc.
 7.656%, due 2/2/02 (d)(j).......   3,176,814       3,272,119
                                                 ------------
                                                    5,391,040
                                                 ------------
FINANCE (1.1%)
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04..............   6,000,000       2,760,000
Imperial Credit Industries, Inc.
 Series B
 9.875%, due 1/15/07.............   2,000,000       1,970,000
                                                 ------------
                                                    4,730,000
                                                 ------------
FOOD, BEVERAGE & TOBACCO (2.9%)
Colorado Prime Corp.
 12.50%, due 5/1/04 (c)..........   5,210,000       5,183,950
Foodbrands America, Inc.
 10.75%, due 5/15/06.............   2,500,000       2,900,000
Sparkling Spring Water Group Ltd.
 11.50%, due 11/15/07 (c)........   2,000,000       2,060,000
Standard Commercial Corp.
 8.875%, due 8/1/05 (c)..........   2,000,000       2,020,000
                                                 ------------
                                                   12,163,950
                                                 ------------
HEALTH CARE (6.2%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02..............  10,040,000      10,504,350
Extendicare Health Services, Inc.
 9.35%, due 12/15/07 (c).........   6,100,000       6,252,500
Magellan Health Services, Inc.
 Series A
 11.25%, due 4/15/04.............   3,500,000       3,880,625
Quest Diagnostics, Inc.
 10.75%, due 12/15/06............   5,200,000       5,674,500
                                                 ------------
                                                   26,311,975
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                   AMOUNT         VALUE
                                   -----------------------
INDUSTRIAL (2.4%)
Thermadyne Holdings Corp.
 10.25%, due 5/1/02..............  $5,455,000    $  5,618,650
 10.75%, due 11/1/03.............   4,290,000       4,547,400
                                                 ------------
                                                   10,166,050
                                                 ------------
INSURANCE (1.0%)
Veritas Capital Trust
 10.00%, due 1/1/28 (c)(q).......   4,000,000       4,080,000
                                                 ------------
LEISURE (0.9%)
Bally Total Fitness Holdings
 Corp.
 9.875%, due 10/15/07 (c)........   3,800,000       3,828,500
                                                 ------------
MEDIA (9.4%)
Affiliated Newspapers Investments, Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99........   4,600,000       4,347,000
Allbritton Communications Co.
 11.50%, due 8/15/04.............   4,450,000       4,661,375
Antenna TV, S.A.
 9.00%, due 8/1/07...............   2,160,000       2,160,000
Ascent Entertainment Group, Inc.
 (zero coupon), due 12/15/04
 11.875%, beginning 12/15/02
 (c).............................   3,700,000       2,118,250
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02.......  14,375,000       6,612,500
Garden State Newspapers, Inc.
 12.00%, due 7/1/04..............     300,000         337,875
General Media, Inc.
 10.625%, due 12/31/00...........   2,700,000       2,376,000
Heritage Media Corp.
 11.00%, due 10/1/02.............   2,000,000       2,087,500
SCI Television, Inc.
 11.00%, due 6/30/05.............   2,000,000       2,110,768
Viacom, Inc.
 6.75%, due 1/15/03..............   8,600,000       8,435,491
 8.00%, due 7/7/06...............   4,500,000       4,533,750
                                                 ------------
                                                   39,780,509
                                                 ------------
PAPER & FOREST PRODUCTS (0.9%)
Domain Industries Ltd.
 9.25%, due 11/15/07 (c).........   2,520,000       2,457,000
Stone Container Corp.
 11.875%, due 12/1/98............   1,522,000       1,567,660
                                                 ------------
                                                    4,024,660
                                                 ------------
PERSONAL SERVICES (1.6%)
Loewen Group, Inc. (The)
 6.70%, due 10/1/99 (c)..........   7,000,000       7,027,384
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT         VALUE
                                   -----------------------
PUBLISHING (0.2%)
American Color Graphics, Inc. ARM
 10.00%, due 3/31/01 (j)(p)......  $1,000,000    $    995,000
                                                 ------------
RECREATION & ENTERTAINMENT (0.5%)
Affinity Group, Inc.
 11.50%, due 10/15/03............   2,000,000       2,125,000
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (m)(n)......   5,835,000         233,400
                                                 ------------
                                                    2,358,400
                                                 ------------
RESTAURANTS & LODGING (0.9%)
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99
 (c)(j)..........................   4,400,000       3,729,000
                                                 ------------
RETAIL (2.5%)
Barnes & Noble, Inc.
 Series B
 11.875%, due 1/15/03............   4,827,000       5,128,688
Eckerd Corp.
 9.25%, due 2/15/04..............   5,000,000       5,356,250
Guitar Center Management Co.
 11.00%, due 7/1/06..............     160,000         177,600
                                                 ------------
                                                   10,662,538
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (2.9%)
Easco Corp.
 Series B
 10.00%, due 3/15/01.............   3,200,000       3,264,000
Kaiser Aluminum & Chemical Corp.
 12.75%, due 2/1/03..............   1,800,000       1,921,500
LTV Corp. (The)
 8.20%, due 9/15/07 (c)..........   5,010,000       4,834,650
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05.............   2,000,000       2,245,000
                                                 ------------
                                                   12,265,150
                                                 ------------
TELECOMMUNICATION SERVICES (2.9%)
GCI, Inc
 9.75%, due 8/1/07...............   2,355,000       2,443,313
Intermedia Communications, Inc.
 8.50%, due 1/15/08 (c)..........   2,100,000       2,100,000
Paging Network, Inc.
 10.00%, due 10/15/08............     275,000         284,969

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                   AMOUNT         VALUE
                                   --------------------------
TELECOMMUNICATION SERVICES
 (Continued)
USN Communications, Inc.
 (zero coupon), due 8/15/04
 14.625%, beginning 8/15/00
 (c).............................  $10,000,000   $  7,600,000
                                                 ------------
                                                   12,428,282
                                                 ------------
TRANSPORTATION (1.5%)
Kitty Hawk, Inc.
 9.95%, due 11/15/04 (c).........   2,000,000       2,010,000
Pegasus Shipping Hellas Ltd.
 11.875%, due 11/15/04 (c).......   4,100,000       4,059,000
                                                 ------------
                                                    6,069,000
                                                 ------------
Total Corporate Bonds
 (Cost $270,302,635).............                 270,668,634
                                                 ------------
FOREIGN GOVERNMENT (0.3%)
Vnesheconombank of the USSR
 6.719%, due 12/15/20
 (c)(d)(h)(j)....................   1,800,000       1,109,250
                                                 ------------
Total Foreign Government
 (Cost $1,015,271)...............                   1,109,250
                                                 ------------
LOAN PARTICIPATIONS (0.0%)(B)
CHEMICALS (0.0%)(b)
Kronos International, Inc.
 Bank debt
 3.612%, due 9/15/99 (d)(j)(r)...  DM 291,617         159,748
 Bank debt
 6.218%, due 9/15/00 (d)(j)(r)...     155,021          84,921
                                                 ------------
Total Loan Participations
 (Cost $243,744).................                     244,669
                                                 ------------
U.S. GOVERNMENT (1.6%)
UNITED STATES TREASURY NOTES
 (1.6%)
 6.875%, due 5/15/06.............  $3,500,000       3,745,000
 7.25%, due 5/15/04..............   2,700,000       2,913,894
 9.125%, due 5/15/99.............     100,000         104,484
                                                 ------------
Total U.S. Government
 (Cost $6,633,344)...............                   6,763,378
                                                 ------------
YANKEE BONDS (6.2%)
CABLE (0.7%)
Kabelmedia Holdings GmbH
 (zero coupon), due 8/1/06
 13.625%, beginning 8/1/01.......   3,910,000       2,932,500
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT         VALUE
                                   --------------------------
CELLULAR TELEPHONE (2.9%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........  $10,039,000   $  7,353,568
Occidente y Caribe Celular, S.A.
 Series B
 (zero coupon), due 3/15/04
 14.00%, beginning 3/15/01.......   2,670,000       2,002,500
Rogers Cantel, Inc.
 8.30%, due 10/1/07..............     985,000         977,612
 9.375%, due 6/1/08..............   2,000,000       2,100,000
                                                 ------------
                                                   12,433,680
                                                 ------------
MEDIA (2.1%)
Le Groupe Videotron Ltee
 10.625%, due 2/15/05............   3,900,000       4,309,500
Rogers Communications, Inc.
 8.875%, due 7/15/07.............   4,000,000       4,000,000
Videotron Ltee
 10.25%, due 10/15/02............     500,000         527,500
                                                 ------------
                                                    8,837,000
                                                 ------------
TELECOMMUNICATION SERVICES (0.5%)
Call-Net Enterprises, Inc.
 (zero coupon), due 12/1/04
 13.25%, beginning 12/1/99.......   2,460,000       2,241,675
                                                 ------------
Total Yankee Bonds
 (Cost $25,576,959)..............                  26,444,855
                                                 ------------
Total Long-Term Bonds
 (Cost $331,903,892).............                 329,733,831
                                                 ------------
                    COMMON STOCKS (5.5%)
                                     SHARES
                                   ----------
BANKS (0.2%)
Metropolitan Bank & Trust Co.
 (t).............................     138,000         942,481
                                                 ------------
BUILDING MATERIALS (0.0%)(b)
Hanson, PLC ADR (g)..............       4,312          99,445
                                                 ------------
CABLE (1.0%)
Matav-Cable Systems Media Ltd.
 ADR (a)(g)......................      12,250         220,500
United International Holdings,
 Inc.
 Class A (a).....................     332,000       3,818,000
                                                 ------------
                                                    4,038,500
                                                 ------------
CASINOS (0.7%)
Casino America, Inc. (a).........       7,053          17,192
Colorado Gaming & Entertainment
 Co. (a).........................      12,488          71,806

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   --------------------------
CASINOS (Continued)
Grand Casinos, Inc. (a)..........      42,200    $    574,975
Harrah's Entertainment, Inc.
 (a).............................     125,000       2,359,375
                                                 ------------
                                                    3,023,348
                                                 ------------
CELLULAR TELEPHONE (0.2%)
Clearnet Communications, Inc.
 Class A (a).....................      11,000         125,125
Rogers Cantel Mobile
 Communications, Inc. Class B
 (a).............................      87,000         810,187
                                                 ------------
                                                      935,312
                                                 ------------
DRUGS (0.0%)(b)
ICN Pharmaceuticals, Inc.........       1,443          70,707
                                                 ------------
ELECTRIC UTILITIES (0.1%)
Energy Group, PLC ADR (g)........       4,312         192,154
                                                 ------------
FOOD, BEVERAGE & TOBACCO
 (0.0%)(b)
Imperial Tobacco Group, PLC ADR
 (g).............................       8,625         108,991
                                                 ------------
HEALTH CARE (0.5%)
Columbia/HCA Healthcare Corp.....      10,000         296,250
Quest Diagnostics, Inc. (a)......     115,800       1,954,125
                                                 ------------
                                                    2,250,375
                                                 ------------
MEDIA (0.8%)
Le Groupe Videotron Ltee (s).....      69,000         607,505
Metromedia International Group,
 Inc.............................       3,000          28,500
Rogers Communications, Inc. Class
 B (a)(s)........................     354,900       1,711,138
Viacom, Inc. Class B (a).........      20,700         857,756
                                                 ------------
                                                    3,204,899
                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Gaylord Container Corp. (a)......      95,340         548,205
                                                 ------------
PERSONAL SERVICES (0.2%)
Loewen Group, Inc. (The).........      38,000         978,500
                                                 ------------
RECREATION & ENTERTAINMENT (0.7%)
Hollywood Entertainment Corp.
 (a).............................     250,000       2,656,250
Steinway Musical Instruments,
 Inc. (a)........................       4,100          94,813
                                                 ------------
                                                    2,751,063
                                                 ------------

                                     SHARES         VALUE
                                   --------------------------
RESTAURANTS & LODGING (0.0%)(b)
Lone Star Steakhouse &
 Saloon, Inc. (a)................       6,800         119,000

                                                 ------------

STEEL, ALUMINUM & OTHER METALS
 (0.8%)
Amax Gold, Inc. (a)..............     207,700    $    480,306
Newmont Mining Corp..............      58,000       1,703,750
Noranda, Inc. (s)................      60,000       1,052,337
WHX Corp. (a)....................      15,200         181,450
                                                 ------------
                                                    3,417,843
                                                 ------------
TECHNOLOGY (0.2%)
Samsung Electronics Co., Ltd.
 GDR (c)(o)......................      40,000         560,000
                                                 ------------
TEXTILE & APPAREL (0.0%)(b)
Hosiery Corp. of America, Inc.
 (a).............................         500           3,750
                                                 ------------
Total Common Stocks
 (Cost $24,264,786)..............                  23,244,573
                                                 ------------
PREFERRED STOCKS (5.2%)
CABLE (1.5%)
United International Holdings,
 Inc.
 4.00%, Series A (a)(j)(l).......      44,600       6,244,000
                                                 ------------
CASINOS (0.3%)
Station Casinos, Inc.
 7.00% (l).......................      34,500       1,414,500
                                                 ------------
DOMESTIC OIL & GAS (0.6%)
EEX Capital Inc. (c)(j)..........       2,573       2,630,712
                                                 ------------
DRUGS (0.0%)(b)
ICN Pharmaceuticals, Inc.
 Series B (c)(h)(l)..............         165         165,000
                                                 ------------
EQUIPMENT FINANCING (0.6%)
GPA Group, PLC (a)(j)............   4,750,000       2,565,000
                                                 ------------
MEDIA (1.9%)
Paxson Communications Corp.
 12.50% (f)......................       1,063       1,095,042
Primedia, Inc.
 11.625%, Series B (h)...........      26,933       2,902,031
Spanish Broadcasting System, Inc.
 14.25% (c)(f)...................       2,076       2,200,560
 14.25% (f)......................       1,600       1,696,000
                                                 ------------
                                                    7,893,633
                                                 ------------
REAL ESTATE (0.3%)
Crown America Realty Trust
 11.00%, Series A................      26,120       1,364,770
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


PREFERRED STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   --------------------------
TEXTILE & APPAREL (0.0%)(b)
Anvil Knitwear, Inc. (c)(f)......       2,801    $     67,224
                                                 ------------
Total Preferred Stocks
 (Cost $21,863,223)..............                  22,344,839
                                                 ------------
WARRANTS (0.4%)
CABLE (0.0%)(b)
Supercanal Holding, S.A.
 Series A expire 11/14/99
 (a)(c)(j).......................     492,587          39,407
                                                 ------------
CASINOS (0.0%)(b)
Casino America, Inc.
 expire 5/3/01 (a)...............       1,249           1,249
                                                 ------------
CELLULAR TELEPHONE (0.0%)(b)
Microcell Telecommunications,
 Inc.
 expire 6/1/06 (a)(c)............       5,600          76,664
Occidente y Caribe Celular, S.A.
 expire 3/15/04 (a)(c)...........      10,680             107
                                                 ------------
                                                       76,771
                                                 ------------
FOOD, BEVERAGE & TOBACCO
 (0.0%)(b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c)..........       5,210          52,100
                                                 ------------
MEDIA (0.4%)
General Media, Inc.
 expire 12/21/00 (a).............         900               9
Spanish Broadcasting System, Inc.
 expire 6/30/99 (a)(c)(u1).......       2,500         500,000
 expire 6/30/99 (a)(k)...........       2,500         875,000
                                                 ------------
                                                    1,375,009
                                                 ------------
POLLUTION & RELATED (0.0%)(b)
ICF Kaiser International, Inc.
 expire 12/31/98 (a)(u2).........         960             240
                                                 ------------

                                     SHARES         VALUE
                                   --------------------------


TELECOMMUNICATION SERVICES
 (0.0%)(b)
USN Communications, Inc.
 expire 8/15/04 (a)(c)...........     100,000           1,000
                                                 ------------
Total Warrants
 (Cost $914,897).................                   1,545,776
                                                 ------------

SHORT-TERM
INVESTMENTS (5.5%)
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
COMMERCIAL PAPER (3.9%)
American Express Credit Corp.
 6.55%, due 1/2/98...............  $16,459,000     16,459,000
                                                 ------------
Total Commercial Paper
 (Cost $16,459,000)..............                  16,459,000
                                                 ------------
SHORT-TERM BONDS (1.6%)
FOOD, BEVERAGE & TOBACCO (0.8%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Bank debt
 9.479%, due 8/1/98 (j)(n).......  $4,500,000       3,375,000
                                                 ------------
MEDIA (0.0%)(b)
Time Warner, Inc.
 7.45%, due 2/1/98...............     200,000         200,170
                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
P.T. Polysindo Eka Perkasa (zero
 coupon), due 4/14/98............   4,000,000       3,400,000
                                                 ------------
Total Short-Term Bonds
 (Cost $7,981,362)...............                   6,975,170
                                                 ------------
Total Short-Term Investments
 (Cost $24,440,362)..............                  23,434,170
                                                 ------------
Total Investments
 (Cost $403,387,160) (v).........        94.3%    400,303,189(w)
Cash and Other Assets,
 Less Liabilities................         5.7      24,263,334
                                   ----------    ------------
Net Assets.......................       100.0%   $424,566,523
                                   ==========    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 1997.
(e)  Euro-Dollar bond.
(f) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(g)  ADR--American Depository Receipt.
(h) CIK ("Cash in Kind")--interest or dividend payment is made with cash or additional securities.
(i)  Yankee bond.
(j)  Restricted security.
(k) Each warrant entitles the holder thereof to purchase one share of the Company's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.
(l)  Convertible preferred stock.
(m)  Issuer in bankruptcy.
(n)  Issue in default.
(o)  GDR--Global Depository Receipt.
(p)  ARM--Adjustable Rate Mortgage. Resets quarterly.
(q) 10.00% Trust Preferred Securities. The Issuer Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 10.00% Subordinated Deferrable Interest Debentures due 2028 of Veritas Holdings GmbH.
(r)  Multiple tranche facility.
(s)  Canadian security.
(t)  Philippine security.
(u1) Each warrant entitles the holder thereof to purchase 0.428 shares of the Company's Class A common stock, par value $0.01 per share.
(u2) 4.8 warrants will entitle the holder thereof to purchase one share of common stock at a price equal to $5.00 per share, subject to adjustment under certain circumstances.
(v)  The cost for Federal income tax purposes is $403,483,301.
(w) At December 31, 1997 net unrealized depreciation was $3,180,112, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,717,950 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,898,062.
(x)  The following abbreviation is used in the above portfolio: DM--Deutsche
     Mark

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.



HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $403,387,160).........   $400,303,189
Deposit with broker......................        111,935
Receivables:
  Investment securities sold.............     19,763,763
  Dividends and interest.................      6,030,193
  Fund shares sold.......................        539,583
Unrealized appreciation on forward
  foreign currency contracts.............          2,389
                                            ------------
        Total assets.....................    426,751,052
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      1,177,846
  Custodian..............................        686,325
  Adviser................................        104,706
  Administrator..........................         69,804
  Fund shares redeemed...................         47,801
  Directors..............................            229
Accrued expenses.........................         97,818
                                            ------------
        Total liabilities................      2,184,529
                                            ------------
Net assets applicable to outstanding
  shares.................................   $424,566,523
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    361,819
Additional paid-in capital...............    425,367,693
Accumulated undistributed net investment
  income.................................        461,672
Accumulated undistributed net realized
  gain on investments....................      1,470,295
Net unrealized depreciation on
  investments............................     (3,083,971)
Net unrealized depreciation on
  translation of assets and liabilities
  in foreign currencies and forward
  foreign currency contracts.............        (10,985)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $424,566,523
                                            ============

Shares of capital stock outstanding......     36,181,893
                                            ============

Net asset value per share outstanding....   $      11.73
                                            ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $ 27,943,976
  Dividends (a)..........................      1,266,845
                                            ------------
        Total income.....................     29,210,821
                                            ------------
Expenses:
  Advisory...............................        928,565
  Administration.........................        619,043
  Shareholder communication..............        146,070
  Professional...........................         89,028
  Custodian..............................         16,955
  Directors..............................          9,217
  Portfolio pricing......................          6,614
  Miscellaneous..........................         18,867
                                            ------------
        Total expenses...................      1,834,359
                                            ------------
Net investment income....................     27,376,462
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain from:
  Security transactions..................     16,889,043
  Foreign currency transactions..........         41,314
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........     16,930,357
                                            ------------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions..................     (7,548,249)
  Translation of assets and liabilities
    in foreign currencies and forward
    foreign currency contracts...........        (10,985)
                                            ------------
Net unrealized loss on investments and
  foreign currencies.....................     (7,559,234)
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................      9,371,123
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 36,747,585
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $8,826.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income...........................................................   $27,376,462     $ 9,736,281
  Net realized gain on investments................................................    16,889,043       4,084,739
  Net realized gain on foreign currency transactions..............................        41,314              --
  Net change in unrealized appreciation on investments............................    (7,548,249)      3,943,445
  Net change in unrealized appreciation on translation of assets and liabilities
    in foreign currencies and forward foreign currency contracts..................       (10,985)             --
                                                                                     ------------    ------------
  Net increase in net assets resulting from operations............................    36,747,585      17,764,465
                                                                                     ------------    ------------
Dividends and distributions to shareholders:
  From net investment income......................................................   (27,008,388)     (9,685,708)
  From net realized gain on investments...........................................   (16,799,012)     (2,622,325)
                                                                                     ------------    ------------
    Total dividends and distributions to shareholders.............................   (43,807,400)    (12,308,033)
                                                                                     ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares................................................   202,492,429     146,492,029
  Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions..................................    43,807,400      12,308,033
                                                                                     ------------    ------------
                                                                                     246,299,829     158,800,062
  Cost of shares redeemed.........................................................   (19,674,526)     (2,569,930)
                                                                                     ------------    ------------
  Increase in net assets derived from capital share transactions..................   226,625,303     156,230,132
                                                                                     ------------    ------------
Net increase in net assets........................................................   219,565,488     161,686,564
NET ASSETS:
Beginning of year.................................................................   205,001,035      43,314,471
                                                                                     ------------    ------------
End of year.......................................................................   $424,566,523    $205,001,035
                                                                                     ============    ============
Accumulated undistributed net investment income...................................   $   461,672     $    50,573
                                                                                     ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                            MAY 1,
                                                                                                           1995 (a)
                                                                                                           THROUGH
                                                                            YEAR ENDED DECEMBER 31       DECEMBER 31,
                                                                             1997            1996            1995
                                                                         -------------------------------------------
Net asset value at beginning of period................................   $      11.61    $      10.55    $     10.00
                                                                             --------        --------       --------
Net investment income.................................................           0.85            0.59           0.37
Net realized and unrealized gain on investments.......................           0.65            1.22           0.61
                                                                             --------        --------       --------
Total from investment operations......................................           1.50            1.81           0.98
                                                                             --------        --------       --------
Less dividends and distributions:
  From net investment income..........................................          (0.84)          (0.59)         (0.37)
  From net realized gain on investments...............................          (0.54)          (0.16)         (0.04)
  In excess of net realized gain on investments.......................             --              --          (0.02)
                                                                             --------        --------       --------
Total dividends and distributions.....................................          (1.38)          (0.75)         (0.43)
                                                                             --------        --------       --------
Net asset value at end of period......................................   $      11.73    $      11.61    $     10.55
                                                                             ========        ========       ========
Total investment return (b)...........................................          13.03%          17.16%         10.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................................           8.84%           8.59%         10.02% +
  Net expenses........................................................           0.59%           0.67%          0.67% +
  Expenses (before reimbursement).....................................           0.59%           0.71%          1.25% +
Portfolio turnover rate...............................................            153%            149%            95%
Average commission rate paid..........................................   $     0.0581    $     0.0613            (c)
Net assets at end of period (in 000's)................................   $    424,567    $    205,001    $    43,314

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

COMMON STOCKS (82.1%)+
                                       SHARES         VALUE
                                      ------------------------
AUSTRALIA (1.6%)
Amcor, Ltd. (forest products &
 paper)............................       2,200    $    9,676
Boral, Ltd. (building materials &
 components).......................       3,400         8,596
Brambles Industries, Ltd. (business
 & public services)................         600        11,904
Broken Hill Proprietary Co., Ltd.
 (energy sources)..................       3,500        32,497
Coles Myer, Ltd. (merchandising)...       2,570        12,341
CSR, Ltd. (multi-industry).........       3,200        10,842
Foster's Brewing Group, Ltd.
 (beverages & tobacco).............       5,520        10,502
National Australia Bank, Ltd.
 (banking).........................       2,520        35,187
News Corp., Ltd. (broadcasting &
 publishing).......................       2,939        16,220
Pacific Dunlop, Ltd.
 (multi-industry)..................       3,200         6,776
Santos, Ltd. (energy sources)......       1,700         7,000
Telstra Corp., Ltd.
 (telecommunications) (a)..........     137,400       290,062
Westpac Banking Corp., Ltd.
 (banking).........................       2,800        17,908
WMC, Ltd. (metals-nonferrous)......       3,100        10,806
                                                   -----------
                                                      480,317
                                                   -----------
AUSTRIA (1.5%)
Austrian Airlines Oesterreichische
 Luftverkehrs AG
 (transportation-airlines) (a).....         700        14,884
Bank Austria AG (banking)..........       1,200        60,707
Creditanstalt-Bankverein Stamm AG
 (banking).........................         700        44,819
EA-Generali AG (insurance).........         150        39,353
Flughafen Wien AG
 (transportation-airlines).........         450        17,857
Oesterreichische Brau-Beteiligungs
 AG (beverages & tobacco)..........         300        14,964
OMV AG (energy sources)............         600        82,998
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class
 A (utilities-electrical & gas)....         700        74,145
Voest-Alpine Technologie AG
 (machinery & engineering).........         300        45,483
Wienerberger Baustoffindustrie AG
 (building materials &
 components).......................         250        47,922
                                                   -----------
                                                      443,132
                                                   -----------
BELGIUM (2.8%)
Electrabel, S.A.
 (utilities-electrical & gas)......         650       150,353
Fortis AG (insurance)..............         950       198,208
Generale de Banque, S.A.
 (banking).........................         250       108,808
Kredietbank N.V. (banking).........         250       104,928

                                       SHARES         VALUE
                                     ----------------------
BELGIUM (Continued)
PetroFina, S.A. (energy sources)...         420       155,023
Reunies Electrobel & Tractebel,
 S.A. (multi-industry).............         290        25,282
Solvay, S.A. Class A (chemicals)...       1,840       115,716
                                                   -----------
                                                      858,318
                                                   -----------
FRANCE (8.3%)
Alcatel Alsthom, S.A. (electrical &
 electronics)......................         678    $   86,217
AXA-UAP, S.A. (insurance)..........       2,493       192,988
Carrefour, S.A. (merchandising)....         265       138,317
Compagnie de Saint Gobain, S.A.
 (miscellaneous-materials &
 commodities)......................         311        44,201
Compagnie de Suez, S.A.
 (banking).........................          10            26
Compagnie Financiere de Paribas,
 S.A. Class A (banking)............       1,451       126,145
Compagnie Generale des Eaux, S.A.
 (business & public services)......       1,337       186,686
Elf Aquitaine, S.A. (energy
 sources)..........................       1,312       152,663
Eridania Beghin-Say, S.A. (food &
 household products)...............         550        86,031
Groupe Danone, S.A. (food &
 household products)...............         316        56,467
Havas, S.A. (business & public
 services).........................       1,311        94,361
Lafarge, S.A. (building materials &
 components).......................         860        56,453
L'Air Liquide, S.A. (chemicals)....         863       135,134
L'Oreal, S.A. (health & personal
 care).............................         417       163,241
LVMH (Moet Hennessy Louis Vuitton),
 S.A. (beverages & tobacco)........         510        84,691
Michelin (CGDE), S.A. Class B
 (tire & rubber)...................       1,253        63,110
Pernod-Ricard, S.A.
 (beverages & tobacco).............         430        25,303
Pinault-Printemps-Redoute, S.A.
 (building materials &
 components).......................         250       133,439
PSA Peugeot, S.A. (automobiles)....         150        18,925
Rhone-Poulenc, S.A. Class A
 (chemicals).......................       1,468        65,788
Schneider, S.A. (machinery &
 engineering)......................       1,567        85,124
Societe Generale, S.A. Class A
 (banking).........................       1,134       154,571
Suez Lyonnaise des Eaux, S.A.
 (multi-industry)..................       1,030       114,028
Thomson CSF, S.A. (aerospace &
 military technology)..............       3,047        96,082
Total, S.A. Class B (energy
 sources)..........................       1,494       162,665
                                                   -----------
                                                    2,522,656
                                                   -----------
GERMANY (10.2%)
Allianz AG Registered
 (insurance).......................       1,000       259,171
BASF AG (chemicals)................       2,400        85,092

+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     -------------------------
GERMANY (Continued)
Bayer AG (chemicals)...............       3,100    $  115,859
Daimler-Benz AG (automobiles)......       4,200       294,787
Deutsche Bank AG (banking).........       4,800       339,035
Deutsche Telekom AG
 (telecommunications)..............       9,300       175,082
Dresdner Bank AG (banking).........       3,000       138,484
Karstadt AG (merchandising)........         200        68,308
Linde AG (machinery &
 engineering)......................         150        91,600
Mannesmann AG (machinery &
 engineering)......................         500       252,775
Preussag AG (multi-industry).......          50        15,267
RWE AG (utilities-electrical &
 gas)..............................       8,850       474,974
Siemens AG (electrical &
 electronics)......................       1,700       100,693
Thyssen AG (metals-steel)..........         300        64,236
VEBA AG (utilities-electrical &
 gas)..............................       2,600       177,137
Viag AG (multi-industry)...........         600       323,351
Volkswagen AG (automobiles)........         200       112,567
                                                   -----------
                                                    3,088,418
                                                   -----------
ITALY (5.5%)
Assicurazioni Generali S.p.A.
 (insurance).......................       1,000        24,593
Banca Commerciale Italiana S.p.A.
 (banking).........................      28,000        97,465
Benetton Group S.p.A.
 (textile & apparel)...............       4,160        68,164
Credito Italiano S.p.A.
 (banking).........................      34,000       104,976
Edison S.p.A. (energy sources).....       8,000        48,450
Ente Nazionale Idrocarburi S.p.A.
 (energy sources)..................      50,000       283,849
Fiat S.p.A. (automobiles)..........       1,500         4,368
Fiat S.p.A. di Risp
 (automobiles).....................      16,500        27,317
Istituto Bancario San Paolo di
 Torino S.p.A. (banking)...........       1,000         9,565
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance).......................      55,000       111,601
Italgas S.p.A.
 (utilities-electrical & gas)......      10,000        41,318
Mediobanca S.p.A. (financial
 services).........................      11,000        86,479
Montedison S.p.A.
 (multi-industry)..................      79,940        71,896
Olivetti Group S.p.A.
 (data processing & reproduction)
 (a)...............................      19,200        11,617
Parmalat Finanziaria S.p.A. (food &
 household products)...............      35,000        50,119
Pirelli S.p.A. (industrial
 components).......................      26,000        69,607
Riunione Adriatica di Sicurta
 S.p.A. (insurance)................       5,200        51,065
Sirti S.p.A.
 (telecommunications)..............       7,000        42,393
Telecom Italia S.p.A.
 (telecommunications)..............      32,000       204,666
Telecom Italia S.p.A. di Risp
 (telecommunications)..............      12,790        56,465

                                       SHARES         VALUE
                                     -------------------------
ITALY (CONTINUED)
Telecom Italia Mobile S.p.A.
 (telecommunications)..............      31,000       143,263
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications).........      21,000        59,787
                                                   -----------
                                                    1,669,023
                                                   -----------
JAPAN (14.1%)
Ajinomoto Co., Inc.
 (food & household products).......       3,000    $   29,303
Asahi Chemical Industry Co., Ltd.
 (chemicals) (d)...................       4,000        13,598
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 components) (d)...................      49,000       233,653
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (d).....................      12,000       166,126
Bridgestone Corp.
 (industrial components)...........       3,000        65,297
Dai Nippon Printing Co., Ltd.
 (business & public services)......       2,000        37,686
Daiei, Inc. (merchandising) (d)....      10,000        41,531
Fanuc, Ltd. (electronic components
 & instruments)....................       2,000        75,987
Fuji Bank, Ltd. (banking) (d)......      14,000        56,852
Fuji Photo Film, Ltd. (recreation &
 other consumer goods).............       8,000       307,640
Fujitsu, Ltd. (data processing &
 reproduction) (d).................      11,000       118,441
Furukawa Electric Co., Ltd.
 (industrial components) (d).......      15,000        64,489
Hankyu Corp.
 (transportation-road & rail)......       3,000        14,098
Hitachi Corp., Ltd.
 (electrical & electronics) (d)....      20,000       143,053
Honda Motor Co., Ltd.
 (automobiles).....................       6,000       221,039
Industrial Bank of Japan, Ltd.
 (banking) (d).....................      19,000       135,900
Ito-Yokado Co., Ltd.
 (merchandising)...................       1,000        51,145
Itochu Corp. (wholesale &
 international trade) (d)..........      30,000        47,300
Japan Airlines Co.
 (transportation-airlines)
 (a)(d)............................       9,000        24,573
Japan Energy Corp. (energy
 sources)..........................      28,000        26,488
Kajima Corp. (construction &
 housing)..........................       2,000         5,061
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)......       3,000        50,991
Kawasaki Steel Corp.
 (metals-steel)....................       6,000         8,214
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)......       7,000        37,524
Kirin Brewery Co., Ltd.
 (beverages & tobacco).............      11,000        80,371
Komatsu, Ltd. (machinery &
 engineering)......................      10,000        50,376

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ------------------------
JAPAN (Continued)
Marubeni Corp. (wholesale &
 international trade)..............      17,000    $   29,941
Marui Co., Ltd. (merchandising)....       2,000        31,225
Matsushita Electric Industrial Co.,
 Ltd. (appliances & household
 durables).........................      17,000       249,727
Mitsubishi Chemical
 Corp. (chemicals).................       1,967         2,829
Mitsubishi Corp.
 (multi-industry)..................       5,000        39,609
Mitsubishi Estate Co., Ltd.
 (construction & housing)..........       3,000        32,764
Mitsui Engineering & Shipbuilding
 Co., Ltd.
 (machinery & engineering) (a).....      21,000        13,405
Mitsui Fudosan Co., Ltd.
 (construction & housing)..........       6,000        58,144
Mitsui Marine & Fire Insurance Co.,
 Ltd. (insurance)..................      12,000        61,466
Mitsui Trust & Banking Co., Ltd.
 (financial services)..............       3,000         5,837
Mitsukoshi, Ltd. (merchandising)...       3,000         8,006
NEC Corp. (electrical &
 electronics)......................       8,000        85,524
Nippon Express Co., Ltd.
 (transportation-road & rail)......      13,000        64,989
Nippon Oil Co., Ltd. (energy
 sources)..........................       8,000        20,735
Nippon Paper Industries Co.
 (forest products & paper).........       3,000        11,813
Nippon Yusen Kabushiki Kaisha
 (transportation-shipping).........       5,000        13,767
Nissan Motor Co., Ltd.
 (automobiles).....................      27,000       112,135
NKK Corp. (metals-steel)...........      58,000        46,392
Obayashi Corp.
 (construction & housing)..........       5,000        17,074
Oji Paper Co., Ltd.
 (forest products & paper).........       1,000         3,992
Osaka Gas Co., Ltd.
 (utilities-electrical & gas)......       6,000        13,752
Sankyo Co., Ltd. (health &
 personal care)....................       2,000        45,377
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).........................      45,000       117,672
Sekisui Chemical Co., Ltd.
 (chemicals).......................       1,000         5,099
Sekisui House, Ltd.
 (construction & housing)..........       2,000        12,905
Sharp Corp. (appliances &
 household durables)...............       5,000        34,533
Shimizu
 Corp. (construction & housing)....       4,000         9,291
Shiseido Co., Ltd. (health &
 personal care)....................       8,000       109,520
Sumitomo Bank, Ltd. (banking)......      14,000       160,434
Sumitomo Chemical Co., Ltd.
 (chemicals).......................       5,000        11,536
Sumitomo Corp. (wholesale &
 international trade)..............      14,000        78,602
Sumitomo Metal Mining Co.
 (metals-nonferrous)...............       4,000        13,229
Taisei Corp. (construction &
 housing)..........................      19,000        31,272
Taisho Pharmaceutical Co., Ltd.
 (health & personal care)..........       1,000        25,611

                                       SHARES         VALUE
                                     ------------------------
JAPAN (Continued)
Takeda Chemical Industries, Ltd.
 (health & personal care)..........       6,000    $  171,663
Tobu Railway Co., Ltd.
 (transportation-road & rail)......      14,000        43,931
Tohoku Electric Power Co., Inc.
 (utilities-electrical & gas)......       1,000        15,228
Tokai Bank, Ltd. (banking).........      11,000        51,437
Tokyo Dome
 Corp. (leisure & tourism).........       2,000        13,352
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)......       6,000       109,827
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas)......      15,000        34,148
Tokyu Corp.
 (transportation-road & rail)......       5,000        19,381
Toppan Printing Co., Ltd. (business
 & public services)................       1,000        13,075
Tostem Corp. (building materials &
 components).......................       1,000        10,767
Toto, Ltd. (building materials &
 components).......................       1,000         6,414
Toyoda Automatic Loom Works, Ltd.
 (machinery & engineering).........       1,000        18,458
Yamanouchi Pharmaceutical Co., Ltd.
 (health & personal care)..........       3,000        64,604
Yamazaki Baking Co., Ltd. (food &
 household products)...............       1,000         9,768
                                                   -----------
                                                    4,266,996
                                                   -----------
NETHERLANDS (3.2%)
Elsevier N.V. (broadcasting &
 publishing).......................       1,500        24,270
ING Groep N.V. (insurance).........       4,270       179,880
Koninklijke PTT Nederland N.V.
 (forest products & paper).........       2,926       122,108
Philips Electronics N.V.
 (appliances & household
 durables).........................         600        35,990
Royal Dutch Petroleum Co.
 (energy sources)..................       8,200       450,201
Unilever CVA N.V. (food &
 household products)...............       1,200        73,993
Wolters Kluwer CVA N.V.
 (broadcasting & publishing).......         601        77,644
                                                   -----------
                                                      964,086
                                                   -----------
NEW ZEALAND (2.4%)
Brierley Investments Ltd.
 (multi-industry)..................     129,700        92,632
Carter Holt Harvey Ltd.
 (forest products & paper).........      79,100       122,173
Fletcher Challenge Building
 (building materials &
 components).......................      16,500        33,724
Fletcher Challenge Energy
 (energy sources)..................      16,700        58,473
Fletcher Challenge Forest
 (forest products & paper).........       2,716         2,255

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     -------------------------
NEW ZEALAND (Continued)
Fletcher Challenge Paper
 (forest products & paper).........      34,700    $   45,335
Telecom Corp. of New Zealand Ltd.
 (telecommunications)..............      74,600       361,695
                                                   -----------
                                                      716,287
                                                   -----------
NORWAY (1.4%)
Bergesen d.y. ASA Class A
 (transportation-shipping).........       2,100        49,565
Bergesen d.y. ASA Class B
 (transportation-shipping).........         500        11,665
Dyno Industrier ASA (chemicals)....         500         9,631
Hafslund ASA Class A
 (energy sources)..................       1,000         6,104
Hafslund ASA Class B
 (energy sources)..................         600         2,865
Kvaerner ASA Class B (machinery &
 engineering)......................         400        18,610
Norsk Hydro ASA (energy sources)...       3,700       180,428
Norske Skogindustrier ASA Class A
 (forest products & paper).........         900        26,125
Nycomed Amersham PLC
 (health & personal care) (a)......         650        24,423
Nycomed Amersham PLC Class B
 (health & personal care) (a)......         390        14,178
Orkla ASA Class A
 (multi-industry)..................         900        77,521
                                                   -----------
                                                      421,115
                                                   -----------
PORTUGAL (1.3%)
Banco Comercial Portugues, S.A.
 Registered (banking)..............       2,700        55,276
Banco Espirito Santo e Comercial de
 Lisboa, S.A. Registered
 (banking).........................       1,600        47,663
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)......       6,300       119,416
Jeronimo Martins & Filho SGPS, S.A.
 (food & household products).......       1,100        34,940
Portugal Telecom, S.A. Registered
 (telecommunications)..............       3,100       143,992
                                                   -----------
                                                      401,287
                                                   -----------
SPAIN (4.5%)
Acerinox, S.A. (metals-steel)......         140        20,732
Autopistas Concesionares Espanola,
 S.A. (business & public
 services).........................       7,126        95,611
Banco de Bilbao Vizcaya, S.A.
 Registered (banking)..............       6,010       194,398
Banco de Central Hispanoamericano,
 S.A. (banking)....................       2,860        69,616
Banco de Santander, S.A.
 (banking).........................       4,280       142,933
Corporacion Bancaria de Espana,
 S.A. (banking)....................       1,140        69,335
Corporacion Mapfre, S.A.
 (insurance).......................         620        16,434
Endesa,
S.A. (utilities-electrical & gas)...      8,930       158,485

                                       SHARES         VALUE
                                     ------------------------
SPAIN (Continued)
Fomento de Construcciones y
 Contratas, S.A. (construction &
 housing)..........................       1,840        70,019
Gas Natural SDG, S.A.
 (utilities-electrical & gas)......       1,320    $   68,418
Iberdrola, S.A.
 (utilities-electrical & gas)......       7,730       101,687
Repsol, S.A. (energy sources)......       3,040       129,645
Telefonica de Espana, S.A.
 (telecommunications)..............       7,780       222,044
                                                   -----------
                                                    1,359,357
                                                   -----------
SWITZERLAND (7.7%)
Credit Suisse Group Registered
 (banking).........................       1,300       201,433
Nestle S.A. Registered (food &
 household products)...............         400       600,322
Novartis S.A. Registered (health &
 personal care)....................         300       487,470
Schweizerische Bankverein
 Registered (banking) (a)..........         700       217,887
Schweizerische Rueckversicherungs
 Gesellschaft Registered
 (insurance).......................         100       187,309
Sulzer Medica Registered (health &
 personal care) (a)................         500       119,982
UBS-Union Bank of Switzerland
 Bearer (banking)..................         200       289,603
Zurich Versicherungs Gesellschaft
 Registered (insurance)............         500       238,593
                                                   -----------
                                                    2,342,599
                                                   -----------
UNITED KINGDOM (17.6%)
Abbey National PLC (banking).......       7,790       134,458
Barclays PLC (banking).............       7,425       197,306
Bass PLC (beverages & tobacco).....       4,500        69,304
B.A.T Industries PLC
 (beverages & tobacco).............       6,671        60,865
BG PLC (energy sources)............      35,364       159,435
BG PLC Class B (energy sources)....      28,090        14,097
BOC Group PLC (chemicals)..........       4,963        82,192
Boots Co. PLC (merchandising)......       6,770        98,361
British Airways PLC
 (transportation-airlines).........       7,718        75,751
British Petroleum Co. PLC
 (energy sources)..................      30,054       395,855
British Telecommunications PLC
 (telecommunications)..............      44,820       353,801
BTR PLC (multi-industry)...........      43,261       132,754
Cable & Wireless PLC
 (telecommunications)..............       9,093        79,970
Centrica PLC (energy sources)......      11,990        17,361
Commercial Union PLC (insurance)...       7,693       113,670
Diageo PLC (beverages & tobacco)...      37,975       348,974
EMI Group PLC (recreation &
 other consumer goods).............       1,974        17,028
Energy Group PLC (energy
 sources)..........................       3,239        35,947

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ------------------------
UNITED KINGDOM (Continued)
General Electric Co. PLC
 (electrical & electronics)........      18,990    $  124,672
GKN PLC (machinery &
 engineering)......................       3,697        75,856
Glaxo Wellcome PLC (health &
 personal care)....................      17,259       408,363
Granada Group PLC (leisure &
 tourism)..........................       9,080       139,990
Great Universal Stores PLC (The)
 (merchandising)...................      12,200       150,554
Hanson PLC (multi-industry)........       4,049        18,155
HSBC Holdings PLC (financial
 services).........................       3,110        80,391
Imperial Chemical Industries PLC
 (chemicals).......................       4,700        72,694
Imperial Tobacco Group PLC
 (beverages & tobacco).............       3,239        20,465
Kingfisher PLC (merchandising).....      10,131       141,358
Lloyds TSB Group PLC (banking).....      19,354       250,303
Marks & Spencer PLC
 (merchandising)...................      16,242       160,081
MEPC PLC (real estate).............       8,010        67,150
National Power PLC
 (utilities-electrical & gas)......      12,540       124,316
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)...       4,355        49,766
Prudential Corp. PLC (insurance)...       9,120       106,018
Rank Group PLC (leisure &
 tourism)..........................       5,210        29,897
Reed International PLC
 (broadcasting & publishing).......      26,300       256,399
Reuters Holdings PLC
 (broadcasting & publishing).......       5,820        64,017
Rio Tinto PLC Registered
 (metals-nonferrous)...............       6,773        78,623
RMC Group PLC (building materials &
 components).......................       8,270       116,752
Sainsbury (J.) PLC
 (merchandising)...................      11,780        98,756
Scottish Power PLC
 (utilities-electrical & gas)......       7,100        62,676
Thorn PLC (appliances &
 household durables)...............         848         2,191
Thorn PLC Class B (appliances &
 household durables) (a)...........         990           309
Unilever PLC (food &
 household products)...............      11,280        96,791
Vodafone Group PLC
 (multi-industry)..................      20,215       147,516
                                                   -----------
                                                    5,331,188
                                                   -----------
Total Common Stocks
 (Cost $24,030,311)................                24,864,779
                                                   -----------

PREFERRED STOCK (0.1%)
                                       SHARES         VALUE
                                     -------------------------
AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG
 AS 12.00
 (banking) (e)(h)..................         450    $   25,184
                                                   -----------
Total Preferred Stock
 (Cost $26,481)....................                    25,184
                                                   -----------
WARRANTS (0.0%) (b)
FRANCE (0.0%) (b)
Compagnie Generale des Eaux, S.A.
 Call Warrants
 Strike price FF 900
 Expire 5/2/01
 (business & public services)
 (a)(h)............................       1,337           909
                                                   -----------
Total Warrants.....................                       909
                                                   -----------
SHORT-TERM
INVESTMENTS (12.9%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
COMMERCIAL PAPER (12.9%)
UNITED STATES (12.9%)
Ford Motor Credit Co.
 6.25%, due 1/2/98
 (financial services)..............  $1,300,000     1,299,774
Marsh & McLennan Cos.
 6.05%, due 1/5/98
 (insurance) (c)...................   1,300,000     1,299,126
Merrill Lynch & Co. Inc.
 6.00%, due 1/2/98
 (financial services)..............   1,300,000     1,299,783
                                                   -----------
Total Short-Term Investments (Cost
 $3,898,683).......................                 3,898,683
                                                   -----------
Total Investments (Cost
 $27,955,475) (f)..................        95.1%   28,789,555 (g)
Cash and Other Assets,
 Less Liabilities..................         4.9     1,482,609
                                          ------   -----------
Net Assets.........................       100.0%   $30,272,164
                                          ======   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Segregated or partially segregated as collateral for forward foreign currency contracts.
(e)  Dividend rate shown represents the most recent annual payment.
(f)  The cost for Federal income tax purposes is $28,606,912.
(g) At December 31, 1997 net unrealized appreciation for securities was $182,643, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,710,382 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,527,739.
(h)  AS--Austrian Schilling
     FF --French Franc
The table below sets forth the diversification of International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                    VALUE      PERCENT+
                                 ----------------------
Aerospace & Military
  Technology..................   $    96,082      0.3%
Appliances & Household
  Durables....................       440,422      1.5
Automobiles...................       791,138      2.6
Banking.......................     3,808,768     12.6
Beverages & Tobacco...........       715,439      2.4
Broadcasting & Publishing.....       438,549      1.4
Building Materials &
  Components..................       414,067      1.4
Business & Public Services....       440,232      1.5
Chemicals.....................       715,168      2.4
Construction & Housing........       236,529      0.8
Data Processing &
  Reproduction................       130,058      0.4
Electrical & Electronics......       540,159      1.8
Electronic Components &
  Instruments.................        75,987      0.2
Energy Sources................     2,422,779      8.0
Financial Services............     2,772,265      9.2
Food & Household Products.....     1,037,734      3.4
Forest Products & Paper.......       343,476      1.1
Health & Personal Care........     1,634,432      5.4
Industrial Components.........       199,392      0.7
Insurance.....................     3,079,475     10.2
Leisure & Tourism.............       183,239      0.6
Machinery & Engineering.......       651,687      2.2
Merchandising.................       999,984      3.3
Metals-Nonferrous.............       102,658      0.3
Metals-Steel..................       139,574      0.5
Miscellaneous-Materials &
  Commodities.................        44,201      0.1
Miscellaneous-Materials &
  Components..................       233,653      0.8
Multi-Industry................     1,075,630      3.5
Real Estate...................        67,150      0.2
Recreation & Other Consumer
  Goods.......................       324,668      1.1
Telecommunications............     2,133,220      7.0
Textile & Apparel.............        68,165      0.2
Tire & Rubber.................        63,110      0.2
Transportation-Airlines.......       133,064      0.4
Transportation-Road & Rail....       179,923      0.6
Transportation-Shipping.......       124,763      0.4
Utilities-Electrical & Gas....     1,776,872      5.9
Wholesale & International
  Trade.......................       155,843      0.5
                                 -----------    ------
                                  28,789,555     95.1
Cash and Other Assets, Less
  Liabilities.................     1,482,609      4.9
                                 -----------    ------
Net Assets....................   $30,272,164    100.0%
                                 ===========    ======

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $27,955,475)..........   $ 28,789,555
Cash denominated in foreign currencies
  (identified cost $255,748).............        252,896
Cash.....................................        339,665
Receivables:
  Investment securities sold.............        701,878
  Dividends and interest.................         77,784
  Fund shares sold.......................         57,640
  Administrator..........................         18,040
Unrealized appreciation on forward
  foreign currency contracts.............        318,256
                                            ------------
        Total assets.....................     30,555,714
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         15,313
  Custodian..............................         12,600
  Fund shares redeemed...................            292
  Directors..............................             20
Accrued expenses.........................         35,581
Unrealized depreciation on forward
  foreign currency contracts.............        219,744
                                            ------------
        Total liabilities................        283,550
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 30,272,164
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     29,353
Additional paid-in capital...............     30,375,415
Accumulated undistributed net
  investment income......................         14,716
Accumulated net realized loss on
  investments............................     (1,073,801)
Net unrealized appreciation on
  investments............................        834,080
Net unrealized appreciation on
  translation of assets and liabilities
  in foreign currencies and forward
  foreign currency contracts.............         92,401
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 30,272,164
                                            ============
Shares of capital stock outstanding......      2,935,266
                                            ============
Net asset value per share outstanding....   $      10.31
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    562,414
  Interest...............................        146,096
                                            ------------
        Total income.....................        708,510
                                            ------------
Expenses:
  Advisory...............................        191,069
  Administration.........................         63,690
  Custodian..............................         43,927
  Professional...........................         38,720
  Shareholder communication..............         27,756
  Portfolio pricing......................         20,026
  Directors..............................          1,103
  Miscellaneous..........................         13,031
                                            ------------
        Total expenses before
          reimbursement..................        399,322
Expense reimbursement from
  Administrator..........................        (90,428)
                                            ------------
        Net expenses.....................        308,894
                                            ------------
Net investment income....................        399,616
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................       (849,274)
  Foreign currency transactions..........      2,485,547
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........      1,636,273
                                            ------------
Net change in unrealized appreciation on
  investments:
  Security transactions..................        370,622
  Translation of assets and liabilities
    in foreign currencies and forward
    foreign currency contracts...........     (1,103,190)
                                            ------------
Net unrealized loss on investments and
  foreign currencies.....................       (732,568)
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................        903,705
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  1,303,321
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $89,922.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...........................................................   $   399,616     $   249,190
  Net realized loss on investments................................................      (849,274)       (100,619)
  Net realized gain on foreign currency transactions..............................     2,485,547         858,716
  Net change in unrealized appreciation on investments............................       370,622         319,371
  Net change in unrealized appreciation on translation of assets and liabilities
    in foreign currencies and forward foreign currency contracts..................    (1,103,190)      1,159,064
                                                                                     -----------     -----------
  Net increase in net assets resulting from operations............................     1,303,321       2,485,722
                                                                                     -----------     -----------
Dividends and distributions to shareholders:
  From net investment income......................................................    (2,375,801)     (1,745,204)
  From net realized gain on investments and foreign currency transactions.........            --         (44,794)
                                                                                     -----------     -----------
    Total dividends and distributions to shareholders.............................    (2,375,801)     (1,789,998)
                                                                                     -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares................................................    10,523,926      18,900,627
  Net asset value of shares issued to shareholders in reinvestment of dividends
    and distributions.............................................................     2,375,801       1,789,998
                                                                                     -----------     -----------
                                                                                      12,899,727      20,690,625
  Cost of shares redeemed.........................................................   (16,064,303)     (1,507,839)
                                                                                     -----------     -----------
  Increase (decrease) in net assets derived from capital share transactions.......    (3,164,576)     19,182,786
                                                                                     -----------     -----------
Net increase (decrease) in net assets.............................................    (4,237,056)     19,878,510
NET ASSETS:
Beginning of year.................................................................    34,509,220      14,630,710
                                                                                     -----------     -----------
End of year.......................................................................   $30,272,164     $34,509,220
                                                                                     ===========     ===========
Accumulated undistributed net investment income (excess distribution).............   $    14,716     $  (518,472)
                                                                                     ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                            MAY 1,
                                                                                                           1995 (a)
                                                                                                           THROUGH
                                                                            YEAR ENDED DECEMBER 31       DECEMBER 31,
                                                                             1997            1996            1995
                                                                         --------------------------------------------
Net asset value at beginning of period................................   $      10.65    $      10.20    $     10.00
                                                                              -------         -------        -------
Net investment income.................................................           1.06            0.44           0.64
Net realized and unrealized gain on investments.......................           0.27            0.06           0.01
Net realized and unrealized gain (loss) on foreign currency
  transactions........................................................          (0.78)           0.56           0.05
                                                                              -------         -------        -------
Total from investment operations......................................           0.55            1.06           0.70
                                                                              -------         -------        -------
Less dividends and distributions:
  From net investment income..........................................          (0.89)          (0.60)         (0.06)
  From net realized gain on investments and foreign currency
    transactions......................................................             --           (0.01)         (0.44)
                                                                              -------         -------        -------
Total dividends and distributions.....................................          (0.89)          (0.61)         (0.50)
                                                                              -------         -------        -------
Net asset value at end of period......................................   $      10.31    $      10.65    $     10.20
                                                                              =======         =======        =======
Total investment return (b)...........................................           5.17%          10.54%          6.96%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................................           1.25%           1.01%          1.07% +
  Net expenses........................................................           0.97%           0.97%          0.97% +
  Expenses (before reimbursement).....................................           1.25%           1.51%          2.51% +
Portfolio turnover rate...............................................             61%             16%            14%
Average commission rate paid..........................................   $     0.0351    $     0.0364            (c)
Net assets at end of period (in 000's)................................   $     30,272    $     34,509    $    14,631

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

LONG-TERM BONDS (35.1%)+
ASSET-BACKED SECURITIES (4.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
AIRPLANE LEASES (0.2%)
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 7.35%, due 6/15/06 (f)..........  $ 1,120,757    $  1,120,757
                                                  ------------
AUTO LOANS (0.7%)
Nissan Auto Receivables
 Grantor Trust
 Series 1997-A Class A
 6.15%, due 2/15/03..............    3,125,783       3,124,658
                                                  ------------
CONSUMER LOANS (1.9%)
BankBoston Recreational Vehicle
 Asset-Backed Trust Series 1997-1
 Class A10
 6.39%, due 1/15/03..............    1,620,000       1,625,476
Chase Manhattan Recreational
 Vehicle Owner Trust Series
 1997-A Class A5
 6.05%, due 11/15/04.............    1,665,000       1,661,687
Green Tree Recreational,
 Equipment & Consumer Trust
 Series 1997-C Class A1
 6.49%, due 2/15/18..............    4,172,732       4,187,920
NationsCredit Grantor Trust
 Series 1997-2 Class A2
 6.25%, due 11/15/13.............      985,732         986,550
                                                  ------------
                                                     8,461,633
                                                  ------------
CREDIT CARD RECEIVABLES (0.2%)
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.975%, due 2/15/00 (f).........      725,000         725,029
                                                  ------------
EQUIPMENT LOANS (0.3%)
Newcourt Receivables Asset Trust
 Series 1996-3 Class A
 6.24%, due 12/20/04.............      587,693         586,447
 Series 1996-2 Class A
 6.87%, due 6/20/04..............      831,064         834,804
                                                  ------------
                                                     1,421,251
                                                  ------------
MANUFACTURED HOUSING LOANS (0.5%)
Mid-State Trust VI
 Class A-4
 7.79%, due 7/1/35...............    1,991,307       2,060,943
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
UTILITY LOANS (1.0%)
California Infrastructure &
 Economic Development Bank
 Special Purpose Trust
 PG&E-1
 Rate Reduction Certificates
 Series 1997-1 Class A3
 6.15%, due 6/25/02..............  $ 1,400,000    $  1,403,444
 SCE-1
 Rate Reduction Certificates
 Series 1997-1 Class A5
 6.28%, due 9/25/05..............    1,110,000       1,117,226
 SDG&E-1
 Rate Reduction Certificates
 Series 1997-1 Class A6
 6.31%, due 9/25/08..............    2,125,000       2,135,901
                                                  ------------
                                                     4,656,571
                                                  ------------
Total Asset-Backed Securities
 (Cost $21,456,622)..............                   21,570,842
                                                  ------------
BRADY BOND (0.1%)

EURO BOND (0.1%)
Poland-Global Registered
 Series RSTA
 3.75%, due 10/27/24
 4.00%, beginning 10/27/98.......      900,000         605,250
                                                  ------------
Total Brady Bond
 (Cost $517,352).................                      605,250
                                                  ------------
CERTIFICATE OF DEPOSIT (0.2%)

BANKS (0.2%)
Mercantile Safe Deposit & Trust
 Co. 6.30%, due 8/16/99..........    1,000,000       1,003,700
                                                  ------------
Total Certificate of Deposit
 (Cost $1,000,000)...............                    1,003,700
                                                  ------------
CORPORATE BONDS (5.0%)

AEROSPACE (0.1%)
Wyman-Gordon Co.
 8.00%, due 12/15/07.............      610,000         614,575
                                                  ------------
AIRLINES (0.2%)
American Airlines Pass-Through
 Trust
 Series 1991-A2
 10.18%, due 1/2/13..............      665,000         840,912
                                                  ------------

  + Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
BANKS (1.6%)
Bankers Trust New York Corp.
 Medium-Term Notes
 Series A
 6.70%, due 10/1/07..............  $   680,000    $    679,232
Capital One Bank
 Medium-Term Senior Bank Notes
 7.15%, due 9/15/06..............    1,750,000       1,784,510
First Nationwide Holdings Inc.
 12.25%, due 5/15/01.............      560,000         630,000
Regions Financial Corp.
 7.75%, due 9/15/24..............    1,125,000       1,259,685
Southtrust Bank
 Birmingham, Alabama N A
 Medium-Term Notes
 7.69%, due 5/15/25..............    1,000,000       1,113,370
Star Capital I Guaranteed
 6.7025%, due 6/15/27 (f)........    1,295,000       1,281,143
SunTrust Capital I
 6.545%, due 5/15/27 (f).........      350,000         344,120
                                                  ------------
                                                     7,092,060
                                                  ------------
BUILDING MATERIALS (0.1%)
Triangle Pacific Corp.
 10.50%, due 8/1/03..............      500,000         525,000
                                                  ------------
BUILDINGS (0.1%)
Greystone Homes Inc.
 10.75%, due 3/1/04..............      310,000         337,900
U.S. Home Corp.
 8.25%, due 8/15/04..............      260,000         264,550
                                                  ------------
                                                       602,450
                                                  ------------
CABLE (0.1%)
Jones Intercable, Inc.
 9.625%, due 3/15/02.............      360,000         387,000
                                                  ------------
CASINOS (0.0%)(b)
Grand Casinos Inc. Guaranteed
 10.125%, due 12/1/03............      150,000         161,250
                                                  ------------
CHEMICALS (0.2%)
ISP Holdings Inc.
 Series B
 9.00%, due 10/15/03.............      310,000         321,237
Terra Industries Inc.
 Series B
 10.50%, due 6/15/05.............      445,000         478,375
                                                  ------------
                                                       799,612
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
DRUGS (0.2%)
ICN Pharmaceuticals, Inc.
 Series B
 9.25%, due 8/15/05..............  $   250,000    $    265,000
Merck & Co., Inc.
 Medium-Term Notes
 Series B
 5.76%, due 5/3/37...............      450,000         460,796
                                                  ------------
                                                       725,796
                                                  ------------
ELECTRIC UTILITIES (0.1%)
CMS Energy Corp.
 8.125%, due 5/15/02.............      300,000         308,830
                                                  ------------
FINANCE (0.3%)
Associates Corp. of North America
 5.96%, due 5/15/37..............    1,365,000       1,389,625
                                                  ------------
FOOD, BEVERAGE & TOBACCO (0.1%)
Standard Commercial Corp.
 Guaranteed
 8.875%, due 8/1/05 (c)..........      365,000         368,650
                                                  ------------
HEALTH CARE (0.1%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02..............      325,000         340,031
                                                  ------------
HOSPITAL MANAGEMENT & SERVICES
 (0.1%)
Tenet Healthcare Corp.
 8.625%, due 12/1/03.............      360,000         381,707
                                                  ------------
MEDIA (0.2%)
Viacom Inc.
 8.00%, due 7/7/06...............      755,000         760,662
                                                  ------------
RETAIL (0.8%)
Dayton Hudson Corp.
 5.895%, due 6/15/37.............    2,170,000       2,187,317
Sears Roebuck Acceptance Corp.
 Medium-Term Notes
 Series IV
 6.36%, due 12/4/01..............    1,165,000       1,168,099
                                                  ------------
                                                     3,355,416
                                                  ------------
SHIPBUILDING (0.1%)
Newport News Shipbuilding Inc.
 8.625%, due 12/1/06.............      350,000         367,937
                                                  ------------
STEEL, ALUMINUM & OTHER METALS
 (0.1%)
LTV Corp. (The)
 8.20%, due 9/15/07 (c)..........      508,000         490,220
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
TOBACCO (0.4%)
Philip Morris Cos. Inc.
 7.25%, due 1/15/03..............  $ 1,730,000    $  1,784,824
                                                  ------------
TRANSPORTATION (0.1%)
Trico Marine Services, Inc.
 Series B
 8.50%, due 8/1/05...............      325,000         329,469
 Series E
 8.50%, due 8/1/05 (c)...........      325,000         329,469
                                                  ------------
                                                       658,938
                                                  ------------
Total Corporate Bonds
 (Cost $21,659,899)..............                   21,955,495
                                                  ------------
MORTGAGE-BACKED SECURITIES (4.2%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (2.4%)
Asset Securitization Corp.
 Series 1997-D5 Class A1C
 6.75%, due 2/14/41..............    1,685,000       1,720,705
Commercial Mortgage
 Acceptance Corp.
 Series 1997-ML1 Class A3
 6.57%, due 10/15/07.............    1,345,000       1,356,809
Commercial Mortgage Pass-Through
 Certificates
 Series 1997-LLI Class A1
 6.79%, due 6/12/04..............    1,419,854       1,451,119
GS Mortgage Securitization Corp.
 II
 Series 1997-GL Class A2B
 6.86%, due 7/13/30..............    1,360,000       1,396,842
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1995-C2 Class A1
 7.3437%, due 6/15/21 (f)........    1,767,768       1,798,616
PNC Mortgage Securities Corp.
 Series 1997-6 Class A2
 6.60%, due 7/25/27 ARM (e)(i)...    3,067,561       3,075,966
                                                  ------------
                                                    10,800,057
                                                  ------------
RESIDENTIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.8%)
Bear Stearns Mortgage Securities
 Inc.
 Series 1996-4 Class AI2
 10.50%, due 9/25/27.............      537,367         559,195
Financial Asset Securitization,
 Inc.
 Series 1997-NAMC 2 Class FXA8
 10.00%, due 7/25/27.............    1,909,514       2,010,795
Norwest Asset Securities Corp.
 Series 1997-10 Class A2
 6.50%, due 8/25/27..............    1,390,000       1,392,849

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
RESIDENTIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS)(Continued)
Residential Asset Securitization
 Trust
 Series 1997-A3 Class A7
 10.00%, due 5/25/27.............  $ 1,005,565    $  1,053,681
 Series 1997-A5 Class A4
 10.00%, due 7/25/27.............      800,052         835,631
 Series 1997-A8 Class A2
 10.00%, due 10/25/27............      568,912         632,618
 Series 1997-A9 Class A8
 10.00%, due 11/26/27............      632,840         671,747
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26..............      771,911         775,709
                                                  ------------
                                                     7,932,225
                                                  ------------
Total Mortgage-Backed Securities
 (Cost $18,653,363)..............                   18,732,282
                                                  ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (19.3%)

FEDERAL AGENCY (1.7%)
Fannie Mae
 Medium-Term Notes
 5.96%, due 7/23/99..............    7,485,000       7,503,338
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH
  SECURITIES) (5.7%)
 6.00%, due 10/1/08 (e)..........    4,837,996       4,791,116
 6.50%, due 1/14/28 TBA (d)......    9,605,000       9,481,960
 6.65%, due 1/30/08 TBA (d)......    1,005,000       1,027,210
 6.72%, due 11/1/07 (e)..........    1,398,934       1,436,761
 6.835%, due 1/1/07 (e)..........    2,520,266       2,603,712
 7.00%, due 1/14/28 TBA (d)......    6,010,000       6,053,212
                                                  ------------
                                                    25,393,971
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (3.2%)
 7.00%, due 12/15/23 (e).........   10,152,958      10,267,179
 7.50%, due 12/15/23 (e).........    1,933,105       1,985,666
 9.50%, due 12/15/17-5/15/22 (e).    1,761,738       1,927,590
                                                  ------------
                                                    14,180,435
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
UNITED STATES TREASURY
  BONDS (5.0%)
 6.125%, due 11/15/27 (g)........  $15,260,000    $ 15,682,091
 7.625%, due 2/15/25 (g).........    2,140,000       2,597,083
 8.875%, due 8/15/17.............    1,530,000       2,030,830
 12.00%, due 8/15/13.............    1,480,000       2,180,691
                                                  ------------
                                                    22,490,695
                                                  ------------
UNITED STATES TREASURY
  NOTES (3.7%)
 5.625%, due 11/30/00 (g)........    2,165,000       2,160,930
 6.25%, due 2/28/02..............      195,000         198,565
 6.625%, due 5/15/07 (g).........      835,000         883,797
 7.75%, due 11/30/99 (g).........    8,995,000       9,328,085
 7.875%, due 11/15/04............    3,700,000       4,136,489
                                                  ------------
                                                    16,707,866
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $84,996,181)..............                   86,276,305
                                                  ------------
YANKEE BONDS (1.5%)

BANKS (0.2%)
BCH Cayman Islands Ltd.
 Guaranteed 7.70%, due 7/15/06...      960,000       1,017,466
                                                  ------------
FINANCE (0.3%)
Spintab AB
 7.50%, due 8/14/49
 7.939%, beginning 8/14/06 (c)...    1,215,000       1,250,964
                                                  ------------
FINANCIAL SERVICES (0.2%)
Banesto Finance Ltd. Guaranteed
 7.50%, due 3/25/07..............      660,000         693,746
                                                  ------------
FOREIGN GOVERNMENT (0.2%)
Quebec Province of Canada
 Series NN
 7.125%, due 2/9/24..............      925,000         955,303
                                                  ------------
MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.............      520,000         520,000
                                                  ------------
SUPRANATIONAL (0.1%)
Corporacion Andina de Fomento
 7.79%, due 3/1/17...............      575,000         596,304
                                                  ------------
UTILITIES (0.4%)
Hydro-Quebec
 Series IO
 8.05%, due 7/7/24...............    1,335,000       1,544,675
                                                  ------------

                                                      VALUE
                                                  ------------
Total Yankee Bonds
 (Cost $6,452,327)...............                    6,578,458
                                                  ------------

Total Long-Term Bonds
 (Cost $154,735,744).............                 $156,722,332
                                                  ------------

COMMON STOCKS (57.3%)


                                      SHARES
                                    -----------
BANKS (2.6%)
NationsBank Corp.................       68,200       4,147,412
Norwest Corp.....................      119,000       4,596,375
Washington Mutual, Inc...........       42,700       2,724,794
                                                  ------------
                                                    11,468,581
                                                  ------------
BUILDINGS (0.5%)
Oakwood Homes Corp...............       68,400       2,270,025
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (2.1%)
EMC Corp. (a)....................       40,600       1,113,962
Hewlett-Packard Co...............       56,400       3,525,000
Sun Microsystems, Inc. (a).......      119,000       4,745,125
                                                  ------------
                                                     9,384,087
                                                  ------------
CONSUMER DURABLES (0.9%)
Harley-Davidson, Inc.............      151,800       4,155,525
                                                  ------------
CONSUMER SERVICES (2.5%)
Cendant Corp. (a)................      272,703       9,374,166
Service Corp. International......       43,400       1,603,087
                                                  ------------
                                                    10,977,253
                                                  ------------
COSMETICS (0.8%)
Gillette Co. (The)...............       37,000       3,716,187
                                                  ------------
DRUGS (5.1%)
Elan Corp. PLC ADR (a)(h)........       77,400       3,961,913
Lilly (Eli) & Co.................      105,000       7,310,625
Merck & Co., Inc.................       43,000       4,568,750
Schering-Plough Corp.............      111,600       6,933,150
                                                  ------------
                                                    22,774,438
                                                  ------------
ENERGY (1.5%)
Diamond Offshore Drilling,
 Inc.............................       58,500       2,815,312
ENSCO International Inc..........       80,000       2,680,000
Halliburton Co...................       26,500       1,376,344
                                                  ------------
                                                     6,871,656
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
FINANCE (9.1%)
Associates First Capital Corp.
 Class A.........................       59,300    $  4,217,713
CIT Group, Inc. (The) Class A
 (a).............................       75,000       2,418,750
Equifax Inc......................       87,100       3,086,606
Fannie Mae.......................       59,800       3,412,338
Green Tree Financial Corp........      120,000       3,142,500
Household International, Inc.....       39,900       5,089,744
MGIC Investment Corp.............       87,400       5,812,100
SunAmerica Inc...................      162,750       6,957,562
Travelers Group Inc..............      123,600       6,658,950
                                                  ------------
                                                    40,796,263
                                                  ------------
HEALTH CARE (3.3%)
Cardinal Health, Inc.............       36,000       2,704,500
HEALTHSOUTH Corp. (a)............      169,000       4,689,750
Tenet Healthcare Corp. (a).......      136,475       4,520,734
United Healthcare Corp...........       60,400       3,001,125
                                                  ------------
                                                    14,916,109
                                                  ------------
INDUSTRIAL (2.9%)
Illinois Tool Works Inc..........       58,000       3,487,250
Tyco International Ltd...........      208,900       9,413,556
                                                  ------------
                                                    12,900,806
                                                  ------------
INSURANCE (2.0%)
American International Group,
 Inc.............................       50,625       5,505,469
Conseco, Inc.....................       74,800       3,398,725
                                                  ------------
                                                     8,904,194
                                                  ------------
LEISURE (0.5%)
Mirage Resorts, Inc. (a).........       86,400       1,965,600
                                                  ------------
MATERIALS/PROCESSING (0.6%)
Monsanto Co......................       68,300       2,868,600
                                                  ------------
MEDICAL EQUIPMENT (3.5%)
Guidant Corp.....................       83,000       5,166,750
Johnson & Johnson................       66,552       4,384,113
Medtronic, Inc...................      117,400       6,141,487
                                                  ------------
                                                    15,692,350
                                                  ------------
OIL & GAS EXPLORATION (0.0%)(b)
Abacan Resource Corp. (a)........       85,000         132,813
                                                  ------------
POLLUTION & RELATED (0.6%)
USA Waste Services, Inc. (a).....       67,000       2,629,750
                                                  ------------
RETAIL (7.2%)
Bed Bath & Beyond Inc. (a).......       77,900       2,999,150
CVS Corp.........................       60,800       3,895,000

                                     SHARES          VALUE
                                   ---------------------------
RETAIL (Continued)
Dollar General Corp..............       81,750    $  2,963,438
Home Depot, Inc. (The)...........       88,900       5,233,987
Kohl's Corp. (a).................       71,400       4,864,125
Kroger Co. (The) (a).............       93,600       3,457,350
Safeway Inc. (a).................       93,200       5,894,900
Staples, Inc. (a)................      107,500       2,983,125
                                                  ------------
                                                    32,291,075
                                                  ------------
SOFTWARE (4.5%)
Computer Associates
 International, Inc..............      141,525       7,483,134
Compuware Corp. (a)..............      130,800       4,185,600
Microsoft Corp. (a)..............       37,600       4,859,800
Oracle Corp. (a).................      153,037       3,414,638
                                                  ------------
                                                    19,943,172
                                                  ------------
TECHNOLOGY (4.3%)
Adaptec, Inc. (a)................       76,500       2,840,063
Cisco Systems, Inc. (a)..........       99,150       5,527,613
Intel Corp.......................       66,700       4,685,675
Linear Technology Corp...........       36,000       2,074,500
3Com Corp. (a)...................      119,700       4,182,019
                                                  ------------
                                                    19,309,870
                                                  ------------
TELECOMMUNICATION EQUIPMENT
 (1.3%)
Lucent Technologies Inc..........       72,000       5,751,000
                                                  ------------
TELECOMMUNICATION SERVICES (1.0%)
WorldCom, Inc. (a)...............      145,432       4,399,318
                                                  ------------
TOYS (0.5%)
Mattel, Inc......................       55,400       2,063,650
                                                  ------------

Total Common Stocks
 (Cost $161,787,304).............                  256,182,322
                                                  ------------
PREFERRED STOCK (0.1%)

MEDIA & ENTERTAINMENT (0.1%)
Time Warner Capital I Guaranteed
 8.875%, 12/31/25................        7,700         203,569
                                                  ------------

Total Preferred Stock
 (Cost $198,593).................                      203,569
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

SHORT-TERM
INVESTMENTS (10.9%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
COMMERCIAL PAPER (9.5%)
American Express Credit Corp.
 6.10%, due 1/2/98...............  $ 5,400,000    $  5,400,000
 6.25%, due 1/2/98...............   10,000,000      10,000,000
American General Finance Corp.
 6.65%, due 1/2/98...............   14,915,000      14,915,000
Ford Motor Credit Co.
 5.95%, due 1/2/98...............   12,240,000      12,240,000
                                                  ------------
Total Commercial Paper
 (Cost $42,555,000)..............                   42,555,000
                                                  ------------
U.S. GOVERNMENT (0.8%)
United States Treasury Note
 5.50%, due 11/15/98 (g).........    3,670,000       3,666,000
                                                  ------------
Total U.S. Government
 (Cost $3,660,803)...............                    3,666,000
                                                  ------------
YANKEE BOND (0.6%)
FINANCE (0.6%)
Deutsche Bank Finance NV
 Guaranteed
 6.375%, due 12/23/98............    2,485,000       2,494,791
                                                  ------------
Total Yankee Bond
 (Cost $2,493,051)...............                    2,494,791
                                                  ------------
Total Short-Term Investments
 (Cost $48,708,854)..............                   48,715,791
                                                  ------------
Total Investments
 (Cost $365,430,495)(j)..........        103.4%    461,824,014(k)

Liabilities in Excess of
 Cash and Other Assets...........         (3.4)    (15,200,429)
                                    ----------    ------------
Net Assets.......................        100.0%   $446,623,585
                                    ==========    ============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e) Segregated or partially segregated as collateral for TBA.
(f) Floating rate. Rate shown is the rate in effect at December 31, 1997.
(g) Represents securities out on loan or a portion which is out on loan.
(h) ADR--American Depository Receipt.
(i) ARM--Adjustable Rate Mortgage. Resets annually.
(j) The cost for Federal income tax purposes is $365,481,837.
(k) At December 31, 1997 net unrealized appreciation was $96,342,177, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $98,916,963 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,574,786.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $365,430,495).........   $461,824,014
Cash.....................................         44,443
Collateral held for securities loaned, at
  value..................................     25,264,581
Receivables:
  Investment securities sold.............     13,225,948
  Dividends and interest.................      1,710,322
  Fund shares sold.......................        524,635
                                            ------------
        Total assets.....................    502,593,943
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     25,264,581
Payables:
  Investment securities purchased........     30,404,248
  Adviser................................        118,776
  Administrator..........................         74,234
  Custodian..............................         12,967
  Directors..............................            263
Accrued expenses.........................         95,289
                                            ------------
        Total liabilities................     55,970,358
                                            ------------
Net assets applicable to outstanding
  shares.................................   $446,623,585
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    271,204
Additional paid-in capital...............    347,911,159
Accumulated undistributed net investment
  income.................................        115,108
Accumulated undistributed net realized
  gain on investments....................      1,932,595
Net unrealized appreciation on
  investments............................     96,393,519
                                            ------------
Net assets applicable to outstanding
  shares.................................   $446,623,585
                                            ============
Shares of capital stock outstanding......     27,120,377
                                            ============
Net asset value per share outstanding....   $      16.47
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $ 10,812,131
  Dividends (a)..........................      1,144,569
                                            ------------
        Total income.....................     11,956,700
                                            ------------
Expenses:
  Advisory...............................      1,249,328
  Administration.........................        780,830
  Shareholder communication..............        190,709
  Professional...........................         53,699
  Custodian..............................         48,998
  Directors..............................         12,470
  Miscellaneous..........................          7,262
                                            ------------
        Total expenses...................      2,343,296
                                            ------------
Net investment income....................      9,613,404
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     13,159,109
Net change in unrealized appreciation on
  investments............................     40,611,907
                                            ------------
Net realized and unrealized gain on
  investments............................     53,771,016
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 63,384,420
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,721.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income...........................................................   $ 9,613,404     $ 6,700,275
  Net realized gain on investments................................................    13,159,109         925,325
  Net change in unrealized appreciation on investments............................    40,611,907      23,203,457
                                                                                     ------------    ------------
  Net increase in net assets resulting from operations............................    63,384,420      30,829,057
                                                                                     ------------    ------------
Dividends and distributions to shareholders:
  From net investment income......................................................    (9,410,905)     (6,719,788)
  From net realized gain on investments...........................................    (8,039,987)             --
                                                                                     ------------    ------------
    Total dividends and distributions to shareholders.............................   (17,450,892)     (6,719,788)
                                                                                     ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares................................................    67,934,966     114,153,151
  Net asset value of shares issued to shareholders in reinvestment of dividends
    and distributions.............................................................    17,450,892       6,719,788
                                                                                     ------------    ------------
                                                                                      85,385,858     120,872,939
  Cost of shares redeemed.........................................................   (17,593,189)     (6,978,226)
                                                                                     ------------    ------------
  Increase in net assets derived from capital share transactions..................    67,792,669     113,894,713
                                                                                     ------------    ------------
Net increase in net assets........................................................   113,726,197     138,003,982
NET ASSETS:
Beginning of year.................................................................   332,897,388     194,893,406
                                                                                     ------------    ------------
End of year.......................................................................   $446,623,585    $332,897,388
                                                                                     ============    ============
Accumulated undistributed net investment income...................................   $   115,108     $        --
                                                                                     ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                                                                                               1993 (a)
                                                                                                               THROUGH
                                                                YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                                 1997            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $      14.56    $      13.26    $      10.58    $      11.32    $     10.00
                                             ------------    ------------    ------------    ------------    -----------
Net investment income.....................           0.37            0.30            0.31            0.27           0.16
Net realized and unrealized gain (loss) on
  investments.............................           2.21            1.30            2.69           (0.72)          1.34
                                             ------------    ------------    ------------    ------------    -----------
Total from investment operations..........           2.58            1.60            3.00           (0.45)          1.50
                                             ------------    ------------    ------------    ------------    -----------
Less dividends and distributions:
  From net investment income..............          (0.36)          (0.30)          (0.32)          (0.29)         (0.16)
  From net realized gain on investments...          (0.31)             --              --              --             --
  In excess of net realized gain on
    investments...........................             --              --              --              --          (0.02)
                                             ------------    ------------    ------------    ------------    -----------
Total dividends and distributions.........          (0.67)          (0.30)          (0.32)          (0.29)         (0.18)
                                             ------------    ------------    ------------    ------------    -----------
Net asset value at end of period..........   $      16.47    $      14.56    $      13.26    $      10.58    $     11.32
                                             ============    ============    ============    ============    ===========
Total investment return (b)...............          17.79%          12.08%          28.33%          (3.99%)        15.04%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           2.46%           2.52%           3.06%           3.50%          3.48% +
  Net expenses............................           0.60%           0.69%           0.69%           0.69%          0.69% +
  Expenses (before reimbursement).........           0.60%           0.71%           0.81%           0.88%          1.07% +
Portfolio turnover rate...................            125%            175%            253%            297%           197%
Average commission rate paid..............   $     0.0585    $     0.0599             (c)             (c)            (c)
Net assets at end of period (in 000's)....   $    446,624    $    332,897    $    194,893    $    122,333    $    55,548

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

COMMON STOCKS (87.5%)+
                                     SHARES          VALUE
                                   ---------------------------
AEROSPACE/DEFENSE ELECTRONICS
 (1.1%)
Coltec Industries, Inc. (a)......      122,300    $  2,835,831
                                                  ------------
AIRLINES (2.5%)
AMR Corp. (a)....................       27,500       3,533,750
Northwest Airlines Corp. Class A
 (a).............................       67,100       3,212,412
                                                  ------------
                                                     6,746,162
                                                  ------------
AUTO MANUFACTURING (2.3%)
Ford Motor Co. ..................      122,900       5,983,694
                                                  ------------
AUTO PARTS (3.3%)
Echlin Inc.......................       99,300       3,593,419
LucasVarity PLC-ADR (b)..........       90,000       3,138,750
Mark IV Industries, Inc..........       89,565       1,959,234
                                                  ------------
                                                     8,691,403
                                                  ------------
BANKS (5.3%)
Banc One Corp....................       65,300       3,546,606
Bankers Trust New York Corp......       13,500       1,517,906
Chase Manhattan Corp.............       16,000       1,752,000
NationsBank Corp.................       46,134       2,805,524
PNC Bank Corp....................       38,000       2,168,375
Wells Fargo & Co.................        6,400       2,172,400
                                                  ------------
                                                    13,962,811
                                                  ------------
CAPITAL GOODS (1.5%)
Xerox Corp.......................       55,700       4,111,356
                                                  ------------
CHEMICALS (4.3%)
Agrium Inc.......................      124,500       1,517,344
Geon Co. (The)...................       49,600       1,159,400
Georgia Gulf Corp................       66,800       2,045,750
IMC Global Inc...................       89,000       2,914,750
Imperial Chemical Industries
 PLC ADR (b).....................       38,000       2,467,625
PPG Industries, Inc..............       22,000       1,256,750
                                                  ------------
                                                    11,361,619
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (2.3%)
Ceridian Corp. (a)...............       58,200       2,666,288
Lexmark International Group, Inc.
 Class A (a).....................       90,200       3,427,600
                                                  ------------
                                                     6,093,888
                                                  ------------
CONGLOMERATES (2.5%)
American Standard Cos. Inc.
 (a).............................       93,900       3,597,544
Tenneco Inc......................       76,200       3,009,900
                                                  ------------
                                                     6,607,444
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
CONTAINERS (2.1%)
Crown Cork & Seal Co., Inc.......       49,200       2,466,150
Owens-Illinois Inc. (a)..........       84,900       3,220,894
                                                  ------------
                                                     5,687,044
                                                  ------------
DOMESTIC OIL (2.9%)
Amerada Hess Corp................       32,000    $  1,756,000
Noble Affiliates, Inc............       78,200       2,756,550
Unocal Corp......................       82,700       3,209,794
                                                  ------------
                                                     7,722,344
                                                  ------------
ENERGY (2.9%)
Coastal Corp. (The)..............       39,400       2,440,338
MAPCO Inc........................       68,600       3,172,750
Seagull Energy Corp. (a).........       98,600       2,033,625
                                                  ------------
                                                     7,646,713
                                                  ------------
FINANCE (2.3%)
Transamerica Corp................       35,000       3,727,500
Travelers Group Inc..............       44,349       2,389,302
                                                  ------------
                                                     6,116,802
                                                  ------------
FOOD (0.7%)
IBP, Inc.........................       94,900       1,986,969
                                                  ------------
FOOD, BEVERAGE & TOBACCO (4.0%)
Philip Morris Cos. Inc...........       46,200       2,093,437
RJR Nabisco Holdings Corp........      139,800       5,242,500
UST Inc..........................       84,000       3,102,750
                                                  ------------
                                                    10,438,687
                                                  ------------
HEALTH CARE (5.8%)
Aetna Inc........................       54,500       3,845,656
Allegiance Corp..................       92,600       3,281,513
Columbia/HCA Healthcare Corp.....      142,800       4,230,450
Foundation Health Systems, Inc.
 Class A (a).....................      176,900       3,958,137
                                                  ------------
                                                    15,315,756
                                                  ------------
HOSPITAL MANAGEMENT (1.1%)
Tenet Healthcare Corp. (a).......       90,000       2,981,250
                                                  ------------
HOUSEHOLD PRODUCTS (0.7%)
Premark International, Inc.......       62,300       1,806,700
                                                  ------------
INSURANCE (4.6%)
Allstate Corp. (The).............       34,000       3,089,750
Chubb Corp.......................       40,800       3,085,500
CIGNA Corp.......................       13,100       2,267,119
Equitable Cos., Inc. (The).......       75,200       3,741,200
                                                  ------------
                                                    12,183,569
                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
INTERNATIONAL OIL (1.8%)
British Petroleum Co., PLC ADR
 (b).............................       30,000    $  2,390,625
Occidental Petroleum Corp........       77,600       2,274,650
                                                  ------------
                                                     4,665,275
                                                  ------------
OIL SERVICES (0.2%)
Burlington Resources Inc.........       10,250         459,328
                                                  ------------
PAPER & FOREST
 PRODUCTS (3.9%)
Bowater Inc......................      108,000       4,799,250
Chesapeake Corp..................       20,200         694,375
Georgia-Pacific Corp.............       34,900       2,120,175
Georgia-Pacific Corp.
 (Timber Group) (a)..............       91,900       2,084,981
Rayonier Inc.....................       13,800         587,363
                                                  ------------
                                                    10,286,144
                                                  ------------
RAILROADS (3.3%)
CSX Corp.........................       89,000       4,806,000
Illinois Central Corp............       45,150       1,537,922
Union Pacific Corp...............       36,100       2,253,994
                                                  ------------
                                                     8,597,916
                                                  ------------
RECREATION & ENTERTAINMENT (1.3%)
Harrah's Entertainment, Inc.
 (a).............................      181,800       3,431,475
                                                  ------------
RETAIL (3.2%)
Federated Department Stores, Inc.
 (a).............................       90,200       3,884,237
Penney (J.C.) Co., Inc...........       12,000         723,750
Toys "R" Us, Inc. (a)............      123,300       3,876,244
                                                  ------------
                                                     8,484,231
                                                  ------------
TECHNOLOGY (1.1%)
International Business Machines
 Corp............................       27,200       2,844,100
                                                  ------------
TELECOMMUNICATION (2.8%)
AT&T Corp........................      118,900       7,282,625
                                                  ------------
TELECOMMUNICATION
 SERVICES (1.1%)
GTE Corp.........................       57,800       3,020,050
                                                  ------------
TEXTILE & APPAREL (1.1%)
Burlington Industries, Inc.
 (a).............................      151,000       2,085,687
Reebok International Ltd. (a)....       25,900         746,244
                                                  ------------
                                                     2,831,931
                                                  ------------
TIRE & RUBBER (1.0%)
Goodyear Tire & Rubber Co.
 (The)...........................       39,700       2,525,913
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
UTILITIES (14.5%)
Boston Edison Co.................      138,000    $  5,226,750
Central & South West Corp........      177,000       4,790,062
FPL Group, Inc...................       85,000       5,030,938
GPU, Inc.........................        7,800         328,575
Long Island Lighting Co..........      170,500       5,136,312
Northeast Utilities..............      104,700       1,236,769
OGE Energy Corp..................       72,500       3,964,843
PECO Energy Co...................      103,000       2,497,750
PG&E Corp........................      174,500       5,311,344
Pinnacle West Capital Corp.......       42,700       1,809,413
Public Service Enterprise Group
 Inc.............................       95,200       3,016,650
                                                  ------------
                                                    38,349,406
                                                  ------------
Total Common Stocks
 (Cost $196,299,850).............                  231,058,436
                                                  ------------
SHORT-TERM
INVESTMENTS (13.7%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (13.7%)
American Express Credit Corp.
 6.15%, due 1/2/98...............  $11,167,000      11,167,000
Ford Motor Credit Co.
 6.01%, due 1/5/98...............    5,000,000       5,000,000
General Electric Capital Corp.
 5.90%, due 1/7/98...............    9,626,000       9,626,000
Prudential Funding Corp.
 5.80%, due 1/5/98...............    5,437,000       5,437,000
 5.85%, due 1/5/98...............    5,000,000       5,000,000
                                                  ------------
Total Short-Term Investments
 (Cost $36,230,000)..............                   36,230,000
                                                  ------------
Total Investments
 (Cost $232,529,850) (c).........        101.2%    267,288,436(d)
Liabilities in Excess of
 Cash and Other Assets...........         (1.2)     (3,109,004)
                                  ------------    ------------
Net Assets.......................        100.0%   $264,179,432
                                  ============    ============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for Federal income tax purposes is $232,661,792.
(d) At December 31, 1997 net unrealized appreciation was $34,626,644, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $39,312,730 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,686,086.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $232,529,850).........   $267,288,436
Cash.....................................            367
Receivables:
  Fund shares sold.......................        594,123
  Dividends and interest.................        564,353
                                            ------------
        Total assets.....................    268,447,279
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      4,106,594
  Adviser................................         77,477
  Administrator..........................         43,042
  Custodian..............................          6,809
  Directors..............................            139
Accrued expenses.........................         33,786
                                            ------------
        Total liabilities................      4,267,847
                                            ------------
Net assets applicable to outstanding
  shares.................................   $264,179,432
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    164,157
Additional paid-in capital...............    226,527,210
Accumulated undistributed net investment
  income.................................            696
Accumulated undistributed net realized
  gain on investments....................      2,728,783
Net unrealized appreciation on
  investments............................     34,758,586
                                            ------------
Net assets applicable to outstanding
  shares.................................   $264,179,432
                                            ============
Shares of capital stock outstanding......     16,415,676
                                            ============
Net asset value per share outstanding....   $      16.09
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  3,556,666
  Interest...............................        960,349
                                            ------------
        Total income.....................      4,517,015
                                            ------------
Expenses:
  Advisory...............................        669,824
  Administration.........................        372,124
  Shareholder communication..............         78,194
  Professional...........................         42,118
  Custodian..............................         25,692
  Directors..............................          5,463
  Miscellaneous..........................          9,144
                                            ------------
        Total expenses...................      1,202,559
                                            ------------
Net investment income....................      3,314,456
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     13,030,231
Net change in unrealized appreciation on
  investments............................     21,662,906
                                            ------------
Net realized and unrealized gain on
  investments............................     34,693,137
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 38,007,593
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $5,654.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income...........................................................  $  3,314,456    $  1,417,822
  Net realized gain on investments................................................    13,030,231       2,468,445
  Net change in unrealized appreciation on investments............................    21,662,906      11,576,673
                                                                                    ------------    ------------
  Net increase in net assets resulting from operations............................    38,007,593      15,462,940
                                                                                    ------------    ------------
Dividends and distributions to shareholders:
  From net investment income......................................................    (3,316,396)     (1,415,317)
  From net realized gain on investments...........................................   (11,200,731)     (1,616,124)
                                                                                    ------------    ------------
    Total dividends and distributions to shareholders.............................   (14,517,127)     (3,031,441)
                                                                                    ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares................................................   114,898,296      81,567,373
  Net asset value of shares issued to shareholders in reinvestment
    of dividends and distributions................................................    14,517,127       3,031,441
                                                                                    ------------    ------------
                                                                                     129,415,423      84,598,814
  Cost of shares redeemed.........................................................    (9,141,345)     (1,044,875)
                                                                                    ------------    ------------
  Increase in net assets derived from capital share transactions..................   120,274,078      83,553,939
                                                                                    ------------    ------------
Net increase in net assets........................................................   143,764,544      95,985,438
NET ASSETS:
Beginning of year.................................................................   120,414,888      24,429,450
                                                                                    ------------    ------------
End of year.......................................................................  $264,179,432    $120,414,888
                                                                                    ============    ============
Accumulated undistributed net investment income...................................  $        696    $      2,636
                                                                                    ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                            MAY 1,
                                                                                                           1995 (a)
                                                                                                           THROUGH
                                                                            YEAR ENDED DECEMBER 31       DECEMBER 31,
                                                                             1997            1996            1995
                                                                         -------------------------------------------
Net asset value at beginning of period................................   $      13.90    $      11.58    $     10.00
                                                                         ------------    ------------    -----------
Net investment income.................................................           0.21            0.17           0.10
Net realized and unrealized gain on investments.......................           2.94            2.52           1.58
                                                                         ------------    ------------    -----------
Total from investment operations......................................           3.15            2.69           1.68
                                                                         ------------    ------------    -----------
Less dividends and distributions:
  From net investment income..........................................          (0.21)          (0.17)         (0.10)
  From net realized gain on investments...............................          (0.75)          (0.20)            --
                                                                         ------------    ------------    -----------
Total dividends and distributions.....................................          (0.96)          (0.37)         (0.10)
                                                                         ------------    ------------    -----------
Net asset value at end of period......................................   $      16.09    $      13.90    $     11.58
                                                                         ============    ============    ===========
Total investment return (b)...........................................          22.89%          23.22%         16.76%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................................           1.78%           2.10%          2.57% +
  Net expenses........................................................           0.65%           0.73%          0.73% +
  Expenses (before reimbursement).....................................           0.65%           0.79%          1.45% +
Portfolio turnover rate...............................................             48%             41%            20%
Average commission rate paid..........................................   $     0.0594    $     0.0593            (c)
Net assets at end of period (in 000's)................................   $    264,179    $    120,415    $    24,429

------------
(a)   Commencement of Operations.
(b)   Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +    Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

                   LONG-TERM BONDS (96.6%)+
                   CORPORATE BONDS (58.9%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AUTO PARTS/EQUIPMENT (2.3%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  5,162,500
                                                  ------------
BANKS (7.1%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,225,000
First Union Capital Corp.
 7.935%, due 1/15/27.............    5,000,000       5,337,500
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,107,500
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,487,500
                                                  ------------
                                                    16,157,500
                                                  ------------
BEVERAGES (1.8%)
Coca-Cola Enterprises, Inc.
 7.125%, due 8/1/17..............    4,000,000       4,190,000
                                                  ------------
CONGLOMERATES-- DIVERSIFIED
 (0.9%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,132,500
                                                  ------------
DATA PROCESSING (1.3%)
International Business Machines
 Corp.
 6.375%, due 6/15/00.............    3,000,000       3,022,500
                                                  ------------
DIVERSIFIED UTILITIES (5.3%)
Consumers Energy Co.
 7.375%, due 9/15/23.............    7,000,000       7,043,750
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       2,055,000
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,996,250
                                                  ------------
                                                    12,095,000
                                                  ------------
ELECTRIC UTILITIES (5.8%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17 (a)..........    5,000,000       5,268,750
Connecticut Light & Power Co.
 7.75%, due 6/1/02...............    3,000,000       3,033,750
Texas Utilities Electric Co.
 5.75%, due 7/1/98 (b)...........    5,000,000       4,993,750
                                                  ------------
                                                    13,296,250
                                                  ------------
FINANCE (14.3%)
Aristar, Inc.
 6.50%, due 11/15/03.............    5,000,000       5,018,750
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,968,750

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FINANCE (Continued)
Ford Motor Credit Co.
 7.20%, due 6/15/07..............  $ 5,000,000    $  5,287,500
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000       5,917,500
 9.625%, due 12/15/01............    1,000,000       1,113,750
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,090,000
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000       7,253,750
                                                  ------------
                                                    32,650,000
                                                  ------------
FOOD (2.0%)
ConAgra, Inc.
 9.875%, due 11/15/05............    1,000,000       1,207,500
Ralcorp Holding, Inc.
 8.75%, due 9/15/04..............    3,000,000       3,405,000
                                                  ------------
                                                     4,612,500
                                                  ------------
OIL & GAS (1.9%)
Oryx Energy Co.
 9.50%, due 11/1/99..............    4,235,000       4,446,750
                                                  ------------
PAPER PRODUCTS (2.1%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,871,250
                                                  ------------
PLASTIC PRODUCTS (1.8%)
USA Waste Services, Inc.
 6.50%, due 12/15/02.............    4,000,000       3,990,000
                                                  ------------
RAILROADS (4.7%)
Norfolk Southern Corp.
 6.95%, due 5/1/02...............    5,000,000       5,137,500
 7.80%, due 5/15/27..............    5,000,000       5,656,250
                                                  ------------
                                                    10,793,750
                                                  ------------
RETAIL STORES (7.6%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000       5,087,500
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       5,225,000
Sears Roebuck & Co.
 8.45%, due 11/1/98 (b)..........    7,000,000       7,136,360
                                                  ------------
                                                    17,448,860
                                                  ------------
Total Corporate Bonds
 (Cost $129,765,535).............                  134,869,360
                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

U.S. GOVERNMENT &
FEDERAL AGENCIES (28.6%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (MORTGAGE PASS-
THROUGH SECURITIES) (15.0%)
 6.00%, due 12/1/27..............  $ 4,000,000    $  3,855,000
 6.50%, due 11/1/09..............    7,037,811       7,079,602
 7.00%, due 2/1/27...............   10,362,223      10,446,416
 8.00%, due 5/1/25...............   12,503,018      12,983,609
                                                  ------------
                                                    34,364,627
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (2.0%)
 9.00%, due 4/15/26..............    4,191,358       4,497,851
                                                  ------------
UNITED STATES TREASURY BONDS
 (8.0%)
 6.375%, due 8/15/27.............    5,000,000       5,276,200
 6.50%, due 11/15/26.............    8,000,000       8,539,840
 7.125%, due 2/15/23.............    4,000,000       4,565,800
                                                  ------------
                                                    18,381,840
                                                  ------------
UNITED STATES TREASURY NOTES
 (3.6%)
 6.125%, due 8/15/07.............    5,000,000       5,137,200
 7.25%, due 5/15/04..............    3,000,000       3,236,640
                                                  ------------
                                                     8,373,840
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $63,708,839)..............                   65,618,158
                                                  ------------
YANKEE BONDS (9.1%)

BANKS (0.9%)
Banco Nacional de Comercio
 Exterior 7.50%, due 7/1/00......    2,000,000       1,975,000
                                                  ------------
COMMERCIAL PRINTING (2.3%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000       5,275,000
                                                  ------------
CRUDE PETROLEUM &
 NATURAL GAS (2.3%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99..............    5,000,000       5,187,500
                                                  ------------
PAPER PRODUCTS (1.7%)
Celulosa Arauco Constitucion S.A.
 6.95%, due 9/15/05..............    4,000,000       3,980,000
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
TELECOMMUNICATION SERVICES (1.9%)
British Telecommunications
 Finance, Inc.
 9.375%, due 2/15/99.............  $ 4,200,000    $  4,357,500
                                                  ------------
Total Yankee Bonds
 (Cost $20,415,318)..............                   20,775,000
                                                  ------------
Total Long-Term Bonds
 (Cost $213,889,692).............                  221,262,518
                                                  ------------
    SHORT-TERM
INVESTMENTS (1.9%)
COMMERCIAL PAPER (1.9%)
Associates Corp. of North America
 5.50%, due on demand (c)........    3,370,000       3,370,000
PHH Corp.
 6.10%, due 1/12/98..............      473,000         472,118
Procter & Gamble Co.
 6.05%, due 1/6/98...............      400,000         399,664
                                                  ------------
Total Short-Term Investments
 (Cost $4,241,782)...............                    4,241,782
                                                  ------------
Total Investments
 (Cost $218,131,474) (d).........         98.5%    225,504,300(e)
Cash and Other Assets,
 Less Liabilities................          1.5       3,444,737
                                    ----------    ------------
Net Assets.......................        100.0%   $228,949,037
                                    ==========    ============

------------
(a)  May be sold to institutional investors only.
(b)  Long-term security maturing within the subsequent twelve month period.
(c) Adjustable rate. Rate shown is the rate in effect at December 31, 1997.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1997 net unrealized appreciation was $7,372,826, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,489,292 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $116,466.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $218,131,474).........   $225,504,300
Cash.....................................          6,030
Receivables:
  Interest...............................      3,565,987
  Fund shares sold.......................        196,296
                                            ------------
        Total assets.....................    229,272,613
                                            ------------
LIABILITIES:
Payables:
  Adviser................................        142,365
  Fund shares redeemed...................         87,890
  Administrator..........................         38,596
  Directors..............................            137
Accrued expenses.........................         54,588
                                            ------------
        Total liabilities................        323,576
                                            ------------
Net assets applicable to outstanding
  shares.................................   $228,949,037
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    174,192
Additional paid-in capital...............    221,402,019
Net unrealized appreciation on
  investments............................      7,372,826
                                            ------------
Net assets applicable to outstanding
  shares.................................   $228,949,037
                                            ============
Shares of capital stock outstanding......     17,419,232
                                            ============
Net asset value per share outstanding....   $      13.14
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest...............................   $ 15,475,479
                                            ------------
Expenses:
  Advisory...............................        559,158
  Administration.........................        447,326
  Shareholder communication..............         53,832
  Professional...........................         31,261
  Directors..............................          7,522
  Portfolio pricing......................          7,108
  Miscellaneous..........................         10,393
                                            ------------
        Total expenses...................      1,116,600
                                            ------------
Net investment income....................     14,358,879
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      2,351,172
Net change in unrealized appreciation on
  investments............................      3,848,534
                                            ------------
Net realized and unrealized gain on
  investments............................      6,199,706
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 20,558,585
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:
  Net investment income...............................................................   $ 14,358,879    $ 14,382,960
  Net realized gain on investments....................................................      2,351,172         961,896
  Net change in unrealized appreciation on investments................................      3,848,534     (10,866,414)
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................     20,558,585       4,478,442
                                                                                         ------------    ------------
Dividends and distributions to shareholders:
  From net investment income..........................................................    (14,330,709)    (14,405,743)
  From net realized gain on investments...............................................       (640,312)             --
                                                                                         ------------    ------------
    Total dividends and distributions to shareholders.................................    (14,971,021)    (14,405,743)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................     21,412,921      25,643,335
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions.....................................................................     14,971,021      14,405,743
                                                                                         ------------    ------------
                                                                                           36,383,942      40,049,078
  Cost of shares redeemed.............................................................    (39,397,355)    (38,777,335)
                                                                                         ------------    ------------
  Increase (decrease) in net assets derived from capital share transactions...........     (3,013,413)      1,271,743
                                                                                         ------------    ------------
Net increase (decrease) in net assets.................................................      2,574,151      (8,655,558)
NET ASSETS:
Beginning of year.....................................................................    226,374,886     235,030,444
                                                                                         ------------    ------------
End of year...........................................................................   $228,949,037    $226,374,886
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1997            1996            1995            1994            1993
                                               ----------------------------------------------------------------------------
Net asset value at beginning of year........   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.88            0.87            0.88            0.88            0.95
Net realized and unrealized gain (loss) on
  investments...............................           0.35           (0.59)           1.33           (1.34)           0.53
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           1.23            0.28            2.21           (0.46)           1.48
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.88)          (0.87)          (0.88)          (0.88)          (0.96)
  From net realized gain on investments.....          (0.04)             --              --              --              --
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (0.92)          (0.87)          (0.88)          (0.88)          (0.96)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      13.14    $      12.83    $      13.42    $      12.09    $      13.43
                                               ============    ============    ============    ============    ============
Total investment return.....................           9.65%           2.05%          18.31%          (3.39%)         11.40%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           6.42%           6.31%           6.55%           6.53%           6.79%
  Net expenses..............................           0.50%           0.58%           0.62%           0.62%#          0.27%#
  Expenses (before reimbursement)...........           0.50%           0.58%           0.91%           0.67%#          0.27%#
Portfolio turnover rate.....................            187%            103%             81%             88%             41%
Net assets at end of year (in 000's)........   $    228,949    $    226,375    $    235,030    $    206,686    $    228,683

------------
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

                    COMMON STOCKS (95.1%)+
                                     SHARES          VALUE
                                   ---------------------------
AEROSPACE/DEFENSE (2.6%)
Coltec Industries Inc. (a).......      270,000    $  6,260,625
Lockheed Martin Corp. ...........       80,000       7,880,000
Loral Space & Communications Ltd.
 (a).............................      258,500       5,541,594
                                                  ------------
                                                    19,682,219
                                                  ------------
AUTO & AUTO SERVICES (1.2%)
Ford Motor Co. ..................      150,000       7,303,125
United Rentals, Inc. (a).........      113,800       2,197,762
                                                  ------------
                                                     9,500,887
                                                  ------------
BANKS (8.4%)
Ahmanson (H.F.) & Co. ...........      135,000       9,036,563
Bank of New York Co., Inc.
 (The)...........................      150,000       8,671,875
BankBoston Corp..................      100,000       9,393,750
Chase Manhattan Corp. (The)......       90,000       9,855,000
Fleet Financial Group, Inc.......       96,300       7,216,481
NationsBank Corp.................      160,000       9,730,000
Norwest Corp.....................      250,000       9,656,250
                                                  ------------
                                                    63,559,919
                                                  ------------
BEVERAGES (1.0%)
PepsiCo, Inc. ...................      200,000       7,287,500
                                                  ------------
BUILDING PRODUCTS (1.5%)
Masco Corp. .....................       96,000       4,884,000
Sherwin-Williams Co. (The).......      225,000       6,243,750
                                                  ------------
                                                    11,127,750
                                                  ------------
CAPITAL GOODS (0.5%)
Checkpoint Systems, Inc. (a).....      214,400       3,752,000
                                                  ------------
CHEMICALS (1.6%)
FMC Corp. (a)....................       40,000       2,692,500
Sealed Air Corp. (a).............      150,000       9,262,500
                                                  ------------
                                                    11,955,000
                                                  ------------
COMMERCIAL SERVICES (2.6%)
Cendant Corp. (a)................      300,000      10,312,500
Service Corp. International......      250,000       9,234,375
                                                  ------------
                                                    19,546,875
                                                  ------------
COMMUNICATIONS (3.2%)
Northern Telecom Ltd. ...........       60,000       5,340,000
Teleport Communications Group
 Inc. Class A (a)................      184,500      10,124,437
Tyco International Ltd. .........      200,000       9,012,500
                                                  ------------
                                                    24,476,937
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
COMPUTERS & OFFICE EQUIPMENT
 (7.6%)
Computer Associates
 International, Inc. ............      172,500    $  9,120,938
Computer Sciences Corp. (a)......      100,000       8,350,000
Compuware Corp. (a)..............      200,000       6,400,000
EMC Corp. (a)....................      200,000       5,487,500
Fiserv, Inc. (a).................      155,000       7,614,375
International Business Machines
 Corp. ..........................       60,000       6,273,750
SunGard Data Systems Inc. (a)....      300,000       9,300,000
Tech Data Corp. (a)..............      125,000       4,859,375
                                                  ------------
                                                    57,405,938
                                                  ------------
DRUGS (7.2%)
Bristol-Myers Squibb Co. ........       95,000       8,989,375
Elan Corp. PLC ADR (a)(c)........      146,900       7,519,444
Johnson & Johnson................      120,000       7,905,000
Lilly (Eli) & Co.................      160,000      11,140,000
Pfizer Inc. .....................      135,000      10,065,937
SmithKline Beecham PLC ADR
 (a)(c)..........................      180,000       9,258,750
                                                  ------------
                                                    54,878,506
                                                  ------------
ELECTRICAL (2.6%)
General Electric Co..............      200,000      14,675,000
Mark IV Industries, Inc. ........      234,945       5,139,422
                                                  ------------
                                                    19,814,422
                                                  ------------
ELECTRONICS (0.8%)
Computer Products, Inc. (a)......      140,000       3,167,500
Methode Electronics, Inc. Class
 A...............................      160,000       2,600,000
                                                  ------------
                                                     5,767,500
                                                  ------------
FINANCE (5.3%)
Comdisco Inc. ...................      300,000      10,031,250
Fannie Mae.......................      160,000       9,130,000
Freddie Mac......................      200,000       8,387,500
Republic New York Corp. .........       75,000       8,564,062
SLM Holding Corp. ...............       30,000       4,173,750
                                                  ------------
                                                    40,286,562
                                                  ------------
FOOD (4.8%)
CPC International Inc. ..........       80,000       8,620,000
Hershey Foods Corp. .............      126,700       7,847,481
International Home Foods, Inc.
 (a).............................      196,800       5,510,400
Sara Lee Corp. ..................      117,000       6,588,563
Sysco Corp. .....................      180,000       8,201,250
                                                  ------------
                                                    36,767,694
                                                  ------------
HEALTH CARE (0.6%)
Meditrust Corp. (d)..............      125,000       4,578,125
                                                  ------------

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
HEAVY INDUSTRIAL (0.4%)
United States Filter Corp. (a)...      110,000    $  3,293,125
                                                  ------------
HOSPITAL & MEDICAL
 SERVICES (2.4%)
Cardinal Health, Inc. ...........      100,000       7,512,500
HEALTHSOUTH Corp. (a)............      280,000       7,770,000
Orthodontic Centers of
 America, Inc. (a)...............      200,000       3,325,000
                                                  ------------
                                                    18,607,500
                                                  ------------
HOUSEHOLD PRODUCTS (3.1%)
Gillette Co. (The)...............       75,000       7,532,812
Newell Co. ......................      195,000       8,287,500
Procter & Gamble Co. (The).......       92,300       7,366,694
                                                  ------------
                                                    23,187,006
                                                  ------------
INSURANCE--PROPERTY & CASUALTY
 (6.1%)
Allstate Corp. (The).............      100,000       9,087,500
Conseco, Inc. ...................      225,000      10,223,437
Equitable Cos. Inc. (The)........      150,000       7,462,500
ESG Re Limited (a)...............       35,000         822,500
Provident Cos., Inc. ............      260,000      10,042,500
Travelers Group Inc. ............      154,500       8,323,688
                                                  ------------
                                                    45,962,125
                                                  ------------
INTERNET SOFTWARE (1.1%)
America Online, Inc. (a).........       90,000       8,026,875
                                                  ------------
LEISURE/AMUSEMENT (1.6%)
AMF Bowling, Inc. (a)............      150,000       3,750,000
Carnival Corp. Class A...........      155,000       8,583,125
                                                  ------------
                                                    12,333,125
                                                  ------------
LODGING & RESTAURANTS (1.9%)
Hilton Hotels Corp. .............      218,000       6,485,500
Marriott International, Inc. ....      110,000       7,617,500
                                                  ------------
                                                    14,103,000
                                                  ------------
MEDIA & INFORMATION SERVICES
 (4.1%)
CBS Corp. .......................      280,000       8,242,500
Comcast Corp. Special Class A....      300,000       9,468,750
News Corp. Ltd. (The) ADR (c)....      240,000       5,355,000
Viacom Inc. Class B (a)..........      200,000       8,287,500
                                                  ------------
                                                    31,353,750
                                                  ------------
MEDICAL (0.3%)
Centocor, Inc. (a)...............       71,100       2,364,075
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
METAL (0.3%)
Ispat International NV-NY (a)....      120,000    $  2,595,000
                                                  ------------
NETWORKING PRODUCTS (1.3%)
Cisco Systems, Inc. (a)..........      135,000       7,526,250
Xylan Corp. (a)..................      175,000       2,646,875
                                                  ------------
                                                    10,173,125
                                                  ------------
OIL & ENERGY SERVICES (5.6%)
BJ Services Co. (a)..............       44,300       3,186,831
Consolidated Natural Gas Co. ....      120,000       7,260,000
Halliburton Co. .................      140,000       7,271,250
Mobil Corp. .....................       80,000       5,775,000
Quaker State Corp. ..............      333,000       4,745,250
Schlumberger Ltd. ...............      100,000       8,050,000
Smith International, Inc. (a)....       90,000       5,523,750
XCL Ltd. (a).....................       87,787         367,607
                                                  ------------
                                                    42,179,688
                                                  ------------
PAPER & FOREST PRODUCTS (1.2%)
Boise Cascade Corp. .............      175,000       5,293,750
Stone Container Corp. (a)........      400,000       4,175,000
                                                  ------------
                                                     9,468,750
                                                  ------------
REAL ESTATE (2.4%)
Chelsea GCA Realty, Inc. ........       96,300       3,677,456
First Industrial Realty Trust,
 Inc. ...........................      175,000       6,321,875
Healthcare Realty Trust, Inc. ...      125,000       3,617,188
Liberty Property Trust...........      166,500       4,755,656
                                                  ------------
                                                    18,372,175
                                                  ------------
RETAIL TRADE & MERCHANDISING
 (4.9%)
Costco Cos., Inc. (a)............      200,000       8,925,000
Federated Department Stores, Inc.
 (a).............................      160,000       6,890,000
Kroger Co. (The) (a).............      296,000      10,933,500
Smart & Final Inc. ..............      163,000       2,934,000
Staples, Inc. (a)................      260,000       7,215,000
                                                  ------------
                                                    36,897,500
                                                  ------------
SCHOOLS (0.5%)
Sylvan Learning Systems, Inc.
 (a).............................      100,000       3,900,000
                                                  ------------
TELECOMMUNICATIONS (1.0%)
CIENA Corp. (a)..................       70,000       4,278,750
DSC Communications Corp. (a).....      150,000       3,600,000
                                                  ------------
                                                     7,878,750
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
UTILITIES--ELECTRIC (0.8%)
CMS Energy Corp. ................      135,000    $  5,948,438
                                                  ------------
UTILITIES--TELEPHONE (3.1%)
Ameritech Corp. .................      103,000       8,291,500
Bell Atlantic Corp. .............      100,000       9,100,000
WorldCom, Inc. (a)...............      205,000       6,201,250
                                                  ------------
                                                    23,592,750
                                                  ------------
WASTE DISPOSAL (1.5%)
Republic Industries, Inc. (a)....      225,000       5,245,312
USA Waste Services, Inc. (a).....      160,000       6,280,000
                                                  ------------
                                                    11,525,312
                                                  ------------
Total Common Stocks
 (Cost $562,605,347).............                  722,149,903
                                                  ------------
SHORT-TERM
INVESTMENTS (5.9%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
COMMERCIAL PAPER (5.9%)
American Express Credit Corp.
 6.25%, due 1/2/98...............  $ 4,928,000       4,927,144
Associates Corp. of North America
 5.50%, due on demand (b)........   26,400,000      26,400,000
PHH Corp.
 6.10%, due 1/8/98...............    5,462,000       5,455,522
Walt Disney Co.
 6.10%, due 1/5/98...............    8,090,000       8,084,517
                                                  ------------
Total Short-Term Investments
 (Cost $44,867,183)..............                   44,867,183
                                                  ------------
Total Investments
 (Cost $607,472,530) (e).........        101.0%    767,017,086(f)
Liabilities in Excess of
 Cash and Other Assets...........         (1.0)     (7,962,799)
                                    ----------    ------------
Net Assets.......................        100.0%   $759,054,287
                                    ==========    ============
COMMERCIAL PAPER (Continued)

------------
(a) Non-income producing security.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1997.
(c) ADR--American Depository Receipt.
(d) Paired common stock shares of Meditrust Corp. and Meditrust Operating Co. under the same management that are sold as a unit.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.
(f) At December 31, 1997 net unrealized appreciation was $159,544,556, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $174,357,797 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $14,813,241.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

ASSETS:
Investment in securities, at value
  (identified cost $607,472,530).........   $767,017,086
Cash.....................................          8,826
Receivables:
  Dividends and interest.................        743,639
  Fund shares sold.......................        534,643
                                            ------------
        Total assets.....................    768,304,194
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      8,423,666
  Adviser................................        468,269
  Administrator..........................        125,644
  Fund shares redeemed...................        110,661
  Directors..............................            457
Accrued expenses.........................        121,210
                                            ------------
        Total liabilities................      9,249,907
                                            ------------
Net assets applicable to outstanding
  shares.................................   $759,054,287
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    373,724
Additional paid-in capital...............    599,136,007
Net unrealized appreciation on
  investments............................    159,544,556
                                            ------------
Net assets applicable to outstanding
  shares.................................   $759,054,287
                                            ============
Shares of capital stock outstanding......     37,372,405
                                            ============
Net asset value per share outstanding....   $      20.31
                                            ============
STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  6,962,329
  Interest...............................      1,711,229
                                            ------------
        Total income.....................      8,673,558
                                            ------------
Expenses:
  Advisory...............................      1,667,722
  Administration.........................      1,334,178
  Shareholder communication..............        244,142
  Professional...........................         53,796
  Directors..............................         21,223
  Miscellaneous..........................         34,840
                                            ------------
        Total expenses...................      3,355,901
                                            ------------
Net investment income....................      5,317,657
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     97,560,028
Net change in unrealized appreciation on
  investments............................     52,771,507
                                            ------------
Net realized and unrealized gain on
  investments............................    150,331,535
                                            ------------
Net increase in net assets resulting from
  operations.............................   $155,649,192
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $18,598.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...............................................................   $  5,317,657    $  4,810,773
  Net realized gain on investments....................................................     97,560,028      69,850,131
  Net change in unrealized appreciation on investments................................     52,771,507      32,938,177
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................    155,649,192     107,599,081
                                                                                         ------------    ------------
Dividends and distributions to shareholders:
  From net investment income..........................................................     (5,271,609)     (4,810,773)
  From net realized gain on investments...............................................    (98,150,349)    (69,699,164)
                                                                                         ------------    ------------
    Total dividends and distributions to shareholders.................................   (103,421,958)    (74,509,937)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................     99,117,945      74,877,524
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions.....................................................................    103,421,958      74,509,937
                                                                                         ------------    ------------
                                                                                          202,539,903     149,387,461
  Cost of shares redeemed.............................................................    (60,398,261)    (45,298,015)
                                                                                         ------------    ------------
  Increase in net assets derived from capital share transactions......................    142,141,642     104,089,446
                                                                                         ------------    ------------
Net increase in net assets............................................................    194,368,876     137,178,590
NET ASSETS:
Beginning of year.....................................................................    564,685,411     427,506,821
                                                                                         ------------    ------------
End of year...........................................................................   $759,054,287    $564,685,411
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1997            1996            1995            1994            1993
                                               ----------------------------------------------------------------------------
Net asset value at beginning of year........   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.16            0.18            0.22            0.22            0.24
Net realized and unrealized gain (loss) on
  investments...............................           4.74            4.06            4.06           (0.03)           1.88
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           4.90            4.24            4.28            0.19            2.12
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.16)          (0.18)          (0.22)          (0.22)          (0.25)
  From net realized gain on investments.....          (3.06)          (2.65)          (1.53)          (0.92)          (1.76)
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (3.22)          (2.83)          (1.75)          (1.14)          (2.01)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      20.31    $      18.63    $      17.22    $      14.69    $      15.64
                                               ============    ============    ============    ============    ============
Total investment return.....................          26.75%          24.50%          29.16%           1.20%          13.71%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           0.80%           0.98%           1.29%           1.41%           1.42%
  Net expenses..............................           0.50%           0.58%           0.62%           0.62%#          0.27%#
  Expenses (before reimbursement)...........           0.50%           0.58%           0.91%           0.65%#          0.27%#
Portfolio turnover rate.....................            103%            104%            104%            108%            121%
Average commission rate paid................   $     0.0599    $     0.0595             (a)             (a)             (a)
Net assets at end of year (in 000's)........   $    759,054    $    564,685    $    427,507    $    330,161    $    319,196

------------
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

------------

COMMON STOCKS (97.1%)+
                                    SHARES         VALUE
                                  -------------------------
AEROSPACE/DEFENSE (1.6%)
Boeing Co. (The)................     63,866     $ 3,125,442
General Dynamics Corp. .........      4,009         346,528
Lockheed Martin Corp. ..........     12,410       1,222,385
Northrop Grumman Corp. .........      4,279         492,085
Raytheon Co. Class B............     21,668       1,094,234
Rockwell International Corp. ...     13,306         695,239
United Technologies Corp. ......     14,838       1,080,392
                                                ------------
                                                  8,056,305
                                                ------------
AIRLINES (0.4%)
AMR Corp. (a)...................      5,876         755,066
Delta Air Lines, Inc. ..........      4,804         571,676
Southwest Airlines Co. .........     13,943         343,346
US Airways Group, Inc. (a)......      5,776         361,000
                                                ------------
                                                  2,031,088
                                                ------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. ............     14,479         399,982
Aluminum Co. of America.........     11,120         782,570
Reynolds Metals Co. ............      4,625         277,500
                                                ------------
                                                  1,460,052
                                                ------------
AUTO PARTS & EQUIPMENT (0.3%)
Cooper Tire & Rubber Co. .......      4,999         121,851
Echlin Inc. ....................      3,973         143,773
Genuine Parts Co. ..............     11,376         386,073
Goodyear Tire & Rubber Co.
 (The)..........................      9,989         635,550
                                                ------------
                                                  1,287,247
                                                ------------
AUTOMOBILES (1.6%)
Chrysler Corp. .................     42,307       1,488,678
Ford Motor Co. .................     76,577       3,728,343
General Motors Corp. ...........     45,169       2,738,370
                                                ------------
                                                  7,955,391
                                                ------------
BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc. ......     31,382       1,380,808
Brown-Forman Corp. Class B......      4,407         243,487
Coors (Adolph) Co. Class B......      2,418          80,398
Seagram Co. Ltd. (The)..........     22,752         735,174
                                                ------------
                                                  2,439,867
                                                ------------
BEVERAGES--SOFT DRINKS (2.8%)
Coca-Cola Co. (The).............    157,862      10,517,556
PepsiCo, Inc. ..................     96,836       3,528,462
                                                ------------
                                                 14,046,018
                                                ------------
BROADCAST/MEDIA (0.9%)
CBS Corp. ......................     44,906       1,321,920
Clear Channel Communications,
 Inc. (a).......................      6,177         490,685
Comcast Corp. Special Class A...     22,244         702,076
Tele-Communications, Inc. Series
 A TCI Group (a)................     32,328         903,164
US West Media Group (a).........     38,641       1,115,759
                                                ------------
                                                  4,533,604
                                                ------------

                                    SHARES         VALUE
                                  -------------------------
BUILDING MATERIALS (0.2%)
Masco Corp. ....................     10,557         537,088
Owens Corning...................      3,336         113,841
Sherwin-Williams Co. (The)......     11,027         305,999
                                                ------------
                                                    956,928
                                                ------------
CHEMICALS (2.0%)
Air Products & Chemicals,
 Inc. ..........................      7,096     $   583,646
Dow Chemical Co. (The)..........     14,579       1,479,769
Du Pont (E.I.) De Nemours &
 Co. ...........................     72,091       4,329,966
Eastman Chemical Co. ...........      5,094         303,411
Goodrich (B.F.) Co. (The).......      4,612         191,110
Hercules Inc. ..................      6,135         307,133
Monsanto Co. ...................     37,804       1,587,768
Praxair, Inc. ..................     10,078         453,510
Rohm & Haas Co. ................      3,860         369,595
Union Carbide Corp. ............      7,979         342,598
                                                ------------
                                                  9,948,506
                                                ------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ...........      6,538         292,575
Engelhard Corp. ................      9,149         158,964
FMC Corp. (a)...................      2,392         161,011
PPG Industries, Inc. ...........     11,428         652,825
                                                ------------
                                                  1,265,375
                                                ------------
CHEMICALS--SPECIALTY (0.2%)
Grace (W.R.) & Co. .............      4,663         375,080
Great Lakes Chemical Corp. .....      3,818         171,333
Morton International, Inc. .....      8,495         292,015
Nalco Chemical Co. .............      4,222         167,033
Sigma-Aldrich Corp. ............      6,332         251,697
                                                ------------
                                                  1,257,158
                                                ------------
COMMUNICATION--EQUIPMENT
 MANUFACTURERS (2.2%)
Andrew Corp. (a)................      5,817         139,608
Bay Networks, Inc. (a)..........     13,486         344,736
Cabletron Systems, Inc. (a).....     10,109         151,635
Cisco Systems, Inc. (a).........     64,131       3,575,303
DSC Communications Corp. (a)....      7,483         179,592
Lucent Technologies Inc. .......     40,941       3,270,163
NextLevel Systems, Inc. (a).....      9,322         166,631
Northern Telecom Ltd. ..........     16,775       1,492,975
Scientific-Atlanta, Inc. .......      4,919          82,393
Tellabs, Inc. (a)...............     11,590         612,821
3Com Corp. (a)..................     22,051         770,407
                                                ------------
                                                 10,786,264
                                                ------------
COMPUTER--SOFTWARE & SERVICES
 (3.6%)
Adobe Systems Inc. .............      4,633         191,111
Autodesk, Inc. .................      3,128         115,736
Automatic Data Processing,
 Inc. ..........................     18,673       1,146,055
Ceridian Corp. (a)..............      4,853         222,328
Computer Associates
 International, Inc. ...........     34,877       1,844,121
Computer Sciences Corp. (a).....      4,885         407,898
Equifax Inc. ...................      9,621         340,944
First Data Corp. ...............     27,357         800,192
HBO & Co. ......................     12,664         607,872
Microsoft Corp. (a).............     77,033       9,956,515
Novell, Inc. (a)................     22,269         167,018

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  -------------------------
COMPUTER--SOFTWARE & SERVICES
 (Continued)
Oracle Corp. (a)................     62,472     $ 1,393,907
Parametric Technology Corp.
 (a)............................      8,124         384,875
Shared Medical Systems Corp. ...      1,537         101,442
                                                ------------
                                                 17,680,014
                                                ------------
COMPUTER SYSTEMS (3.6%)
Apple Computer, Inc. (a)........      8,092         106,208
Compaq Computer Corp. (a).......     48,253       2,723,279
Data General Corp. (a)..........      3,097          54,004
Dell Computer Corp. (a).........     20,852       1,751,568
Digital Equipment Corp. (a).....      9,407         348,059
EMC Corp. (a)...................     31,576         866,366
Hewlett-Packard Co. ............     66,404       4,150,250
International Business Machines
 Corp. .........................     62,011       6,484,025
Seagate Technology, Inc. (a)....     15,615         300,589
Silicon Graphics, Inc. (a)......     11,972         148,902
Sun Microsystems, Inc. (a)......     23,946         954,847
Unisys Corp. (a)................     11,203         155,441
                                                ------------
                                                 18,043,538
                                                ------------
CONGLOMERATES (0.2%)
Tenneco Inc. ...................     10,890         430,155
Textron Inc. ...................     10,487         655,437
                                                ------------
                                                  1,085,592
                                                ------------
CONTAINERS--METAL & GLASS (0.2%)
Ball Corp. .....................      1,903          67,200
Crown Cork & Seal Co., Inc. ....      8,172         409,622
Owens-Illinois, Inc. (a)........      8,969         340,261
                                                ------------
                                                    817,083
                                                ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ................      3,371         148,535
Stone Container Corp. ..........      6,224          64,963
Temple-Inland Inc. .............      3,514         183,826
                                                ------------
                                                    397,324
                                                ------------
COSMETICS (0.9%)
Alberto-Culver Co. Class B......      3,614         115,874
Avon Products, Inc. ............      8,404         515,795
Gillette Co. (The)..............     35,768       3,592,449
International Flavors &
 Fragrances Inc. ...............      7,052         363,178
                                                ------------
                                                  4,587,296
                                                ------------
DRUGS (4.7%)
Lilly (Eli) & Co. ..............     70,819       4,930,773
Merck & Co., Inc. ..............     76,454       8,123,238
Pfizer Inc. ....................     82,442       6,147,082
Pharmacia & Upjohn, Inc. .......     32,410       1,187,016
Schering-Plough Corp. ..........     46,739       2,903,660
                                                ------------
                                                 23,291,769
                                                ------------
ELECTRIC POWER COMPANIES (2.7%)
American Electric Power Co.,
 Inc. ..........................     12,109         625,127
Baltimore Gas & Electric Co. ...      9,368         319,097

                                    SHARES         VALUE
                                  -------------------------
ELECTRIC POWER COMPANIES
 (Continued)
Carolina Power & Light Co. .....      9,682         410,880
Central & South West Corp. .....     13,528     $   366,101
Cinergy Corp. ..................     10,060         385,424
Consolidated Edison Co. of New
 York, Inc. ....................     14,945         612,745
Dominion Resources, Inc. .......     11,792         501,897
DTE Energy Co. .................      9,178         318,362
Duke Energy Corp. ..............     22,980       1,272,518
Edison International............     24,362         662,342
Entergy Corp. ..................     15,582         466,486
FirstEnergy Corp. (a)...........     14,647         424,763
FPL Group, Inc. ................     11,602         686,693
GPU, Inc. ......................      7,661         322,720
Houston Industries Inc. ........     18,170         484,912
Niagara Mohawk Power Corp.
 (a)............................      9,236          96,978
Northern States Power Co. ......      4,725         275,231
PacifiCorp......................     18,874         515,496
PECO Energy Co. ................     14,213         344,665
PG&E Corp. .....................     27,980         851,641
PP&L Resources, Inc. ...........     10,458         250,338
Public Service Enterprise Group
 Inc. ..........................     14,772         468,088
Southern Co. (The)..............     44,003       1,138,578
Texas Utilities Co. ............     15,699         652,490
Unicom Corp. ...................     13,712         421,644
Union Electric Co. .............      8,618         372,729
                                                ------------
                                                 13,247,945
                                                ------------
ELECTRICAL EQUIPMENT (3.8%)
AMP Inc. .......................     13,935         585,270
Emerson Electric Co. ...........     28,295       1,596,899
General Electric Co. (d)........    208,913      15,328,991
General Signal Corp. ...........      3,251         137,152
Grainger (W.W.), Inc. ..........      3,230         313,916
Honeywell Inc. .................      8,112         555,672
Raychem Corp. ..................      5,604         241,322
Thomas & Betts Corp. ...........      3,387         160,036
                                                ------------
                                                 18,919,258
                                                ------------
ELECTRONIC--DEFENSE (0.0%)(b)
EG&G, Inc. .....................      2,856          59,440
                                                ------------
ELECTRONIC-- INSTRUMENTATION
 (0.1%)
Perkin-Elmer Corp. (The)........      2,790         198,264
Tektronix, Inc. ................      3,172         125,889
                                                ------------
                                                    324,153
                                                ------------
ELECTRONIC-- SEMICONDUCTORS
 (2.5%)
Advanced Micro Devices, Inc.
 (a)............................      8,966         160,828
Applied Materials, Inc. (a).....     23,282         701,370
Intel Corp. ....................    104,398       7,333,959
KLA-Tencor Corp. (a)............      5,377         207,687
LSI Logic Corp. (a).............      8,980         177,355
Micron Technology, Inc. ........     13,384         347,984
Motorola, Inc. .................     38,006       2,168,717
National Semiconductor Corp.
 (a)............................     10,274         266,482
Texas Instruments Inc. .........     24,871       1,119,195
                                                ------------
                                                 12,483,577
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  --------------------------
ENGINEERING & CONSTRUCTION
 (0.0%)(b)
Fluor Corp. ....................      5,314     $   198,611
Foster Wheeler Corp. ...........      2,625          71,039
                                                ------------
                                                    269,650
                                                ------------
ENTERTAINMENT (1.5%)
King World Productions, Inc.
 (a)............................      2,399         138,542
Time Warner Inc. ...............     35,770       2,217,740
Viacom Inc. Class B (a).........     22,564         934,996
Walt Disney Co. (The)...........     43,029       4,262,560
                                                ------------
                                                  7,553,838
                                                ------------
FINANCIAL-- MISCELLANEOUS (2.8%)
American Express Co. ...........     29,625       2,644,031
American General Corp. .........     15,566         841,537
Fannie Mae......................     67,776       3,867,468
Freddie Mac.....................     44,412       1,862,528
Green Tree Financial Corp. .....      8,743         228,957
MBIA Inc. ......................      5,735         383,170
MBNA Corp. .....................     31,868         870,395
Morgan Stanley, Dean Witter,
 Discover & Co. ................     37,845       2,237,586
SunAmerica Inc. ................     12,494         534,118
Transamerica Corp. .............      4,078         434,307
                                                ------------
                                                 13,904,097
                                                ------------
FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc. ..........      6,951         522,194
SUPERVALU Inc. .................      3,836         160,632
SYSCO Corp. ....................     10,887         496,039
                                                ------------
                                                  1,178,865
                                                ------------
FOODS (2.9%)
Archer-Daniels-Midland Co. .....     35,572         771,468
Campbell Soup Co. ..............     29,349       1,705,911
ConAgra, Inc. ..................     30,189         990,577
CPC International Inc. .........      9,141         984,943
General Mills, Inc. ............     10,108         723,986
Heinz (H.J.) Co. ...............     23,551       1,196,685
Hershey Foods Corp. ............      9,073         561,959
Kellogg Co. ....................     26,199       1,300,125
Quaker Oats Co. (The)...........      8,807         464,569
Ralston-Ralston Purina Group....      6,777         629,837
Sara Lee Corp. .................     30,714       1,729,582
Unilever, N.V. .................     40,869       2,551,758
Wrigley (Wm.) Jr. Co. ..........      7,414         589,876
                                                ------------
                                                 14,201,276
                                                ------------
GOLD (0.2%)
Barrick Gold Corp. .............     23,841         444,039
Battle Mountain Gold Co. .......     14,607          85,816
Echo Bay Mines Ltd. (a).........      8,856          21,586
Homestake Mining Co. ...........      9,396          83,390
Newmont Mining Corp. ...........      9,906         290,989
Placer Dome Inc. ...............     15,225         193,167
                                                ------------
                                                  1,118,987
                                                ------------

                                    SHARES         VALUE
                                  --------------------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)......      5,986     $   233,828
Snap-on Inc. ...................      3,866         168,654
Stanley Works (The).............      5,661         267,129
                                                ------------
                                                    669,611
                                                ------------
HEALTH CARE-- DIVERSIFIED (4.1%)
Abbott Laboratories.............     48,817       3,200,564
Allergan, Inc. .................      4,201         140,996
American Home Products Corp. ...     41,385       3,165,953
Bristol-Myers Squibb Co. .......     63,429       6,001,969
Johnson & Johnson...............     85,873       5,656,884
Mallinckrodt Inc. ..............      4,706         178,828
Warner-Lambert Co. .............     17,310       2,146,440
                                                ------------
                                                 20,491,634
                                                ------------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a).................     10,466         217,169
United Healthcare Corp. ........     12,007         596,598
                                                ------------
                                                    813,767
                                                ------------
HEALTH CARE-- MISCELLANEOUS
 (0.4%)
ALZA Corp. (a)..................      5,436         172,933
Amgen Inc. (a)..................     16,864         912,764
HEALTHSOUTH Corp. (a)...........     25,132         697,413
Manor Care, Inc. ...............      4,007         140,245
                                                ------------
                                                  1,923,355
                                                ------------
HEAVY DUTY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. .......      2,504         147,893
Dana Corp. .....................      6,617         314,308
Eaton Corp. ....................      4,916         438,753
ITT Industries, Inc. ...........      7,494         235,124
Navistar International Corp.
 (a)............................      4,803         119,174
PACCAR Inc. ....................      4,854         254,835
                                                ------------
                                                  1,510,087
                                                ------------
HOMEBUILDING (0.0%)(b)
Centex Corp. ...................      1,849         116,372
Kaufman & Broad Home Corp. .....      2,451          54,994
Pulte Corp. ....................      1,503          62,844
                                                ------------
                                                    234,210
                                                ------------
HOSPITAL MANAGEMENT (0.4%)
Columbia/HCA Healthcare
 Corp. .........................     41,379       1,225,853
Tenet Healthcare Corp. (a)......     19,531         646,964
                                                ------------
                                                  1,872,817
                                                ------------
HOTEL--MOTEL (0.4%)
Harrah's Entertainment, Inc.
 (a)............................      6,446         121,668
Hilton Hotels Corp. ............     15,996         475,881
ITT Corp. (a)...................      7,430         615,761
Marriott International, Inc. ...      8,164         565,357
                                                ------------
                                                  1,778,667
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  --------------------------
HOUSEHOLD--FURNISHINGS &
 APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ..........................      2,621     $   195,920
Maytag Corp. ...................      6,065         226,300
Whirlpool Corp. ................      4,702         258,610
                                                ------------
                                                    680,830
                                                ------------
HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)................      6,488         512,958
Colgate-Palmolive Co. ..........     18,882       1,387,827
Fort James Corp. ...............     13,338         510,179
Kimberly-Clark Corp. ...........     35,497       1,750,446
Procter & Gamble Co. (The)......     85,748       6,843,762
                                                ------------
                                                 11,005,172
                                                ------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. ...........     10,835         401,572
Newell Co. .....................     10,165         432,013
Rubbermaid Inc. ................      9,534         238,350
Tupperware Corp. ...............      3,966         110,552
                                                ------------
                                                  1,182,487
                                                ------------
INSURANCE BROKERS (0.3%)
Aon Corp. ......................     10,661         625,001
Marsh & McLennan Cos., Inc. ....     10,807         805,797
                                                ------------
                                                  1,430,798
                                                ------------
INVESTMENT BANK/BROKERAGE
 (0.5%)
Merrill Lynch & Co., Inc. ......     21,148       1,542,482
Schwab (Charles) Corp. (The)....     16,874         707,654
                                                ------------
                                                  2,250,136
                                                ------------
LEISURE TIME (0.1%)
Brunswick Corp. ................      6,248         189,393
Mirage Resorts, Inc. (a)........     11,311         257,325
                                                ------------
                                                    446,718
                                                ------------
LIFE INSURANCE (0.6%)
Aetna Inc. .....................      9,572         675,424
Conseco, Inc. ..................     12,022         546,250
Jefferson-Pilot Corp. ..........      4,536         353,241
Lincoln National Corp. .........      6,544         511,250
Torchmark Corp. ................      8,808         370,487
UNUM Corp. .....................      8,852         481,327
                                                ------------
                                                  2,937,979
                                                ------------
MACHINE TOOLS (0.0%)(b)
Cincinnati Milacron Inc. .......      2,488          64,532
                                                ------------
MACHINERY-- DIVERSIFIED (0.8%)
Briggs & Stratton Corp. ........      1,593          77,360
Case Corp. .....................      4,677         282,666
Caterpillar Inc. ...............     23,797       1,155,642
Cooper Industries, Inc. ........      7,838         384,062
Deere & Co. ....................     16,126         940,347
Harnischfeger Industries,
 Inc. ..........................      3,130         110,528
Ingersoll-Rand Co. .............     10,585         428,693
NACCO Industries, Inc. Class
 A..............................        555          59,489

MACHINERY--DIVERSIFIED (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
Thermo Electron Corp. (a).......      9,698         431,561
Timken Co. (The)................      3,898         133,994
                                                ------------
                                                  4,004,342
                                                ------------
MAJOR REGIONAL BANKS (5.5%)
Banc One Corp. .................     37,465     $ 2,034,818
Bank of New York Co., Inc.
 (The)..........................     24,011       1,388,136
BankBoston Corp. ...............      9,273         871,082
Barnett Banks, Inc. ............     12,329         886,147
BB&T Corp. .....................      8,704         557,600
Comerica Inc. ..................      6,834         616,769
CoreStates Financial Corp. .....     12,669       1,014,312
Fifth Third Bancorp.............      9,858         805,891
First Union Corp. ..............     40,015       2,050,769
Fleet Financial Group, Inc. ....     15,934       1,194,054
Huntington Bancshares Inc. .....     12,236         440,496
KeyCorp ........................     13,877         982,665
Mellon Bank Corp. ..............     16,103         976,244
National City Corp. ............     13,764         904,983
NationsBank Corp. ..............     45,493       2,766,543
Norwest Corp. ..................     48,225       1,862,691
PNC Bank Corp. .................     19,562       1,116,257
Republic New York Corp. ........      3,480         397,372
State Street Corp. .............     10,261         597,062
SunTrust Banks, Inc. ...........     13,415         957,496
Synovus Financial Corp. ........     11,177         366,047
U.S. Bancorp....................     15,757       1,763,799
Wachovia Corp. .................     12,994       1,054,138
Wells Fargo & Co. ..............      5,628       1,910,354
                                                ------------
                                                 27,515,725
                                                ------------
MANUFACTURED HOUSING (0.0%)(b)
Fleetwood Enterprises, Inc. ....      2,293          97,309
                                                ------------
MANUFACTURING-- DIVERSIFIED
 (1.1%)
Aeroquip-Vickers, Inc. .........      1,815          89,048
AlliedSignal Inc. ..............     36,044       1,403,463
Crane Co. ......................      2,872         124,573
Dover Corp. ....................     14,108         509,652
Illinois Tool Works Inc. .......     15,961         959,655
Johnson Controls, Inc. .........      5,380         256,895
Millipore Corp. ................      2,831          96,077
Pall Corp. .....................      8,055         166,638
Parker-Hannifin Corp. ..........      7,219         331,172
Tyco International Ltd. ........     33,877       1,526,582
                                                ------------
                                                  5,463,755
                                                ------------
MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ..............      3,651         114,322
Bausch & Lomb Inc. .............      3,615         143,244
Baxter International Inc. ......     17,906         903,134
Becton, Dickinson & Co. ........      7,865         393,250
Biomet, Inc. ...................      7,211         184,782
Boston Scientific Corp. (a).....     12,347         566,418
Guidant Corp. ..................      9,421         586,457
Medtronic, Inc. ................     29,813       1,559,593
St. Jude Medical, Inc. (a)......      5,820         177,510
United States Surgical Corp. ...      4,867         142,664
                                                ------------
                                                  4,771,374
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  --------------------------
METALS--MISCELLANEOUS (0.1%)
ASARCO Inc. ....................      2,531     $    56,789
Cyprus Amax Minerals Co. .......      5,980          91,942
Freeport-McMoRan Copper & Gold
 Inc. Class B...................     12,340         194,355
Inco Ltd. ......................     10,690         181,730
Phelps Dodge Corp. .............      3,886         241,904
                                                ------------
                                                    766,720
                                                ------------
MISCELLANEOUS (1.2%)
AirTouch Communications, Inc.
 (a)............................     32,169       1,337,024
American Greetings Corp. Class
 A..............................      4,729         185,022
Corning Inc. ...................     14,653         543,992
Harcourt General, Inc. .........      4,496         246,156
Harris Corp. ...................      5,000         229,375
Jostens, Inc. ..................      2,514          57,979
Minnesota Mining & Manufacturing
 Co. ...........................     26,077       2,139,944
Pioneer Hi-Bred International,
 Inc. ..........................      4,207         451,201
TRW, Inc. ......................      7,874         420,275
Whitman Corp. ..................      6,576         171,387
                                                ------------
                                                  5,782,355
                                                ------------
MONEY CENTER BANKS (2.7%)
BankAmerica Corp. ..............     44,239       3,229,447
Bankers Trust New York Corp. ...      6,360         715,103
Chase Manhattan Corp. ..........     27,024       2,959,128
Citicorp........................     29,301       3,704,745
First Chicago NBD Corp. ........     18,556       1,549,426
Morgan (J.P.) & Co., Inc. ......     11,473       1,295,015
                                                ------------
                                                 13,452,864
                                                ------------
MULTI-LINE INSURANCE (2.1%)
American International Group,
 Inc. ..........................     44,800       4,872,000
CIGNA Corp. ....................      4,837         837,103
Hartford Financial Services
 Group, Inc. ...................      7,471         699,005
Travelers Group Inc. ...........     73,212       3,944,297
                                                ------------
                                                 10,352,405
                                                ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The).............      6,659         412,442
Columbia Gas System, Inc. ......      3,470         272,612
Consolidated Natural Gas Co. ...      6,087         368,264
Eastern Enterprises.............      1,289          58,005
Enron Corp. ....................     20,252         841,723
NICOR Inc. .....................      3,056         128,925
ONEOK, Inc. ....................      2,027          81,840
Pacific Enterprises.............      5,318         200,090
Peoples Energy Corp. ...........      2,203          86,743
Sonat, Inc. ....................      5,429         248,377
Williams Cos., Inc. (The).......     20,318         576,523
                                                ------------
                                                  3,275,544
                                                ------------
OFFICE EQUIPMENT & SUPPLIES
 (0.5%)
Moore Corp. Ltd. ...............      5,581          84,412
Pitney Bowes Inc. ..............      9,207         828,055
Xerox Corp. ....................     20,740       1,530,871
                                                ------------
                                                  2,443,338
                                                ------------

                                    SHARES         VALUE
                                  --------------------------
OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc. ........      1,578         107,107
Rowan Cos., Inc. (a)............      5,494         167,567
                                                ------------
                                                    274,674
                                                ------------
OIL--EXPLORATION & PRODUCTION
 (0.3%)
Anadarko Petroleum Corp. .......      3,839     $   232,979
Apache Corp. ...................      5,769         202,276
Burlington Resources Inc. ......     11,258         504,499
Oryx Energy Co. (a).............      6,700         170,850
Union Pacific Resources Group,
 Inc. ..........................     16,182         392,413
                                                ------------
                                                  1,503,017
                                                ------------
OIL--INTEGRATED DOMESTIC (1.1%)
Amerada Hess Corp. .............      5,906         324,092
Ashland Inc. ...................      4,758         255,445
Atlantic Richfield Co. .........     20,486       1,641,441
Kerr-McGee Corp. ...............      3,004         190,191
Occidental Petroleum Corp. .....     21,590         632,857
Pennzoil Co. ...................      3,001         200,504
Phillips Petroleum Co. .........     16,751         814,517
Sun Co., Inc. ..................      4,581         192,688
Unocal Corp. ...................     15,816         613,859
USX-Marathon Group..............     18,428         621,945
                                                ------------
                                                  5,487,539
                                                ------------
OIL--INTEGRATED INTERNATIONAL
 (5.7%)
Amoco Corp. ....................     31,089       2,646,451
Chevron Corp. ..................     41,817       3,219,909
Exxon Corp. ....................    157,371       9,629,138
Mobil Corp. ....................     50,135       3,619,120
Royal Dutch Petroleum Co. ......    136,740       7,409,599
Texaco Inc. ....................     34,980       1,902,038
                                                ------------
                                                 28,426,255
                                                ------------
OIL--WELL EQUIPMENT & SERVICES
 (1.0%)
Baker Hughes Inc. ..............     10,751         469,012
Dresser Industries, Inc. .......     11,168         468,358
Halliburton Co. ................     16,720         868,395
McDermott International,
 Inc. ..........................      3,468         127,016
Schlumberger Ltd. ..............     31,640       2,547,020
Western Atlas Inc. (a)..........      3,390         250,860
                                                ------------
                                                  4,730,661
                                                ------------
PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp. ............      3,550         107,387
Champion International Corp. ...      6,121         277,358
Georgia-Pacific Corp. ..........      5,845         355,084
International Paper Co. ........     19,261         830,630
Louisiana-Pacific Corp. ........      7,004         133,076
Mead Corp. (The)................      6,766         189,448
Potlatch Corp. .................      1,847          79,421
Union Camp Corp. ...............      4,399         236,171
Westvaco Corp. .................      6,544         205,727
Weyerhaeuser Co. ...............     12,611         618,727
Willamette Industries, Inc. ....      7,075         227,727
                                                ------------
                                                  3,260,756
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  --------------------------
PERSONAL LOANS (0.4%)
Beneficial Corp. ...............      3,411     $   283,539
Countrywide Credit Industries,
 Inc. ..........................      6,802         291,636
Household International,
 Inc. ..........................      6,823         870,359
Providian Financial Corp. ......      5,964         269,498
                                                ------------
                                                  1,715,032
                                                ------------
PHOTOGRAPHY/ IMAGING (0.3%)
Eastman Kodak Co. ..............     20,775       1,263,380
IKON Office Solutions, Inc. ....      8,488         238,725
Polaroid Corp. .................      2,877         140,074
                                                ------------
                                                  1,642,179
                                                ------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries,
 Inc. ..........................     12,589         465,793
Waste Management, Inc. .........     28,980         796,950
                                                ------------
                                                  1,262,743
                                                ------------
PROPERTY--CASUALTY INSURANCE
 (1.6%)
Allstate Corp. (The)............     27,386       2,488,703
Chubb Corp. (The)...............     10,903         824,539
Cincinnati Financial Corp. .....      3,500         492,625
General Re Corp. ...............      5,116       1,084,592
Loews Corp. ....................      7,361         781,186
MGIC Investment Corp. ..........      7,330         487,445
Progressive Corp. (The).........      4,512         540,876
SAFECO Corp. ...................      8,894         433,583
St. Paul Cos., Inc. (The).......      5,292         434,275
USF&G Corp. ....................      7,236         159,644
                                                ------------
                                                  7,727,468
                                                ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)....      6,403         473,822
Meredith Corp. .................      3,365         120,088
                                                ------------
                                                    593,910
                                                ------------
PUBLISHING--NEWSPAPER (0.6%)
Dow Jones & Co., Inc. ..........      6,190         332,326
Gannett Co., Inc. ..............     18,021       1,113,923
Knight-Ridder, Inc. ............      5,356         278,512
New York Times Co. (The) Class
 A..............................      6,160         407,330
Times Mirror Co. (The) Class
 A..............................      6,051         372,136
Tribune Co. ....................      7,757         482,873
                                                ------------
                                                  2,987,100
                                                ------------
RAILROADS (0.7%)
Burlington Northern Santa Fe
 Corp. .........................      9,914         921,382
CSX Corp. ......................     13,920         751,680
Norfolk Southern Corp. .........     23,935         737,497
Union Pacific Corp. ............     15,777         985,077
                                                ------------
                                                  3,395,636
                                                ------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. .......      9,695         121,188
McDonald's Corp. ...............     43,887       2,095,604
Tricon Global Restaurants, Inc.
 (a)............................      9,763         283,737
Wendy's International, Inc. ....      8,389         201,860
                                                ------------
                                                  2,702,389
                                                ------------

                                    SHARES         VALUE
                                  --------------------------
RETAIL STORES--APPAREL (0.4%)
Charming Shoppes, Inc. (a)......      6,739     $    31,589
Gap, Inc. (The).................     25,730         911,789
Limited, Inc. (The).............     17,285         440,768
TJX Cos., Inc. (The)............     10,424         358,325
                                                ------------
                                                  1,742,471
                                                ------------
RETAIL STORES-- DEPARTMENT
 (0.6%)
Dillard's, Inc. Class A.........      7,176         252,954
Federated Department Stores,
 Inc. (a).......................     13,234         569,889
May Department Stores Co.
 (The)..........................     14,803         779,933
Mercantile Stores Co., Inc. ....      2,380         144,883
Nordstrom, Inc. ................      4,945         298,554
Penney (J.C.) Co., Inc. ........     15,873         957,340
                                                ------------
                                                  3,003,553
                                                ------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp. ........      2,518          80,891
Rite Aid Corp. .................      7,887         462,868
Walgreen Co. ...................     31,361         983,951
                                                ------------
                                                  1,527,710
                                                ------------
RETAIL STORES-- FOOD CHAIN
 (0.5%)
Albertson's, Inc. ..............     15,715         744,498
American Stores Co. ............     17,387         357,520
Giant Food Inc. Class A.........      3,779         127,305
Great Atlantic & Pacific Tea
 Co., Inc. (The)................      2,440          72,437
Kroger Co. (The) (a)............     16,248         600,161
Winn-Dixie Stores, Inc. ........      9,498         414,944
                                                ------------
                                                  2,316,865
                                                ------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.6%)
Dayton Hudson Corp. ............     13,890         937,575
Kmart Corp. (a).................     31,125         359,883
Sears, Roebuck & Co. ...........     24,961       1,129,485
Wal-Mart Stores, Inc. ..........    143,808       5,671,428
                                                ------------
                                                  8,098,371
                                                ------------
RETAIL STORES-- SPECIALTY (1.2%)
AutoZone, Inc. (a)..............      9,521         276,109
Circuit City Stores-- Circuit
 City Group.....................      6,227         221,448
Costco Cos., Inc. (a)...........     13,574         605,740
CVS Corp. ......................     10,937         700,651
Home Depot, Inc. (The)..........     46,594       2,743,222
Lowe's Cos., Inc. ..............     11,086         528,664
Pep Boys-Manny, Moe & Jack
 (The)..........................      3,969          94,760
Tandy Corp. ....................      6,573         253,471
Toys "R" Us, Inc. (a)...........     18,238         573,357
Woolworth Corp. (a).............      8,583         174,878
                                                ------------
                                                  6,172,300
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  --------------------------
SAVINGS & LOANS (0.4%)
Ahmanson (H.F.) & Co. ..........      6,169     $   412,938
Golden West Financial Corp. ....      3,691         361,026
Washington Mutual, Inc. ........     16,430       1,048,439
                                                ------------
                                                  1,822,403
                                                ------------
SHOES (0.2%)
NIKE, Inc. Class B..............     18,420         722,985
Reebok International Ltd. ......      3,546         102,169
                                                ------------
                                                    825,154
                                                ------------
SPECIALIZED SERVICES (1.0%)
Block (H&R), Inc. ..............      6,603         295,897
Cendant Corp. (a)...............     50,362       1,731,194
Cognizant Corp. ................     10,494         467,639
Dun & Bradstreet Corp. (The)....     10,772         333,259
Ecolab Inc. ....................      4,074         225,852
Interpublic Group of Cos., Inc.
 (The)..........................      7,944         395,710
Laidlaw Inc. ...................     20,982         285,880
National Service Industries,
 Inc. ..........................      2,713         134,463
Omnicom Group Inc. .............     10,400         440,700
Safety-Kleen Corp. .............      3,707         101,711
Service Corp. International.....     16,038         592,403
                                                ------------
                                                  5,004,708
                                                ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...................      5,260         181,470
Donnelley (R.R.) & Sons Co. ....      9,298         346,351
Harland (John H.) Co. ..........      1,933          40,593
                                                ------------
                                                    568,414
                                                ------------
STEEL (0.2%)
Allegheny Teledyne Inc. ........     11,120         287,730
Armco Inc. (a)..................      6,806          33,605
Bethlehem Steel Corp. (a).......      7,179          61,919
Inland Steel Industries,
 Inc. ..........................      3,074          52,642
Nucor Corp. ....................      5,600         270,550
USX-U.S. Steel Group Inc. ......      5,508         172,125
Worthington Industries, Inc. ...      6,222         102,663
                                                ------------
                                                    981,234
                                                ------------
TELECOMMUNICATIONS-- LONG
 DISTANCE (2.3%)
AT&T Corp. .....................    103,531       6,341,274
MCI Communications Corp. .......     44,445       1,902,802
Sprint Corp. ...................     27,368       1,604,449
WorldCom, Inc. (a)..............     57,614       1,742,823
                                                ------------
                                                 11,591,348
                                                ------------
TELEPHONE (4.1%)
ALLTEL Corp. ...................     11,828         485,687
Ameritech Corp. ................     35,070       2,823,135
Bell Atlantic Corp. ............     49,516       4,505,956
BellSouth Corp. ................     63,162       3,556,810
Frontier Corp. .................     10,456         251,597
GTE Corp. ......................     61,011       3,187,825
SBC Communications Inc. ........     58,403       4,278,020
US West Communications Group....     30,790       1,389,399
                                                ------------
                                                 20,478,429
                                                ------------

                                    SHARES         VALUE
                                  --------------------------
TEXTILES--APPAREL MANUFACTURERS
 (0.2%)
Fruit of the Loom, Inc. Class A
 (a)............................      4,690     $   120,181
Liz Claiborne, Inc. ............      4,219         176,407
Russell Corp. ..................      2,439          64,786
Springs Industries, Inc. Class
 A..............................      1,270          66,040
VF Corp. .......................      7,768         356,843
                                                ------------
                                                    784,257
                                                ------------
TOBACCO (1.5%)
Philip Morris Cos. Inc. ........    154,790       7,013,922
UST Inc. .......................     11,697         432,058
                                                ------------
                                                  7,445,980
                                                ------------
TOYS (0.2%)
Hasbro, Inc. ...................      8,063         253,984
Mattel, Inc. ...................     18,527         690,131
                                                ------------
                                                    944,115
                                                ------------
TRANSPORTATION-- MISCELLANEOUS
 (0.1%)
Federal Express Corp. (a).......      7,316         446,733
Ryder System, Inc. .............      5,006         163,947
                                                ------------
                                                    610,680
                                                ------------
TRUCKERS (0.0%)(b)
Caliber System, Inc. ...........      2,491         121,281
                                                ------------
Total Common Stocks
 (Cost $365,729,562)............                482,154,668 (c)
                                                ------------
                         SHORT-TERM
                     INVESTMENTS (2.5%)
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
COMMERCIAL PAPER (1.9%)
Dynamic Fuji Corp. 6.75%, due
 2/13/98 (d)....................  $6,700,000      6,645,981
 7.50%, due 2/13/98 (d).........  1,300,000       1,288,354
Dynamic Funding Corp. 7.65%, due
 2/13/98 (d)....................    700,000         693,604
 7.75%, due 2/13/98 (d).........    800,000         792,595
                                                ------------
Total Commercial Paper
 (Cost $9,420,534)..............                  9,420,534
                                                ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                  --------------------------
U.S. GOVERNMENT (0.6%)
United States Treasury Bills
 4.89%, due 3/26/98 (d).........  $1,000,000    $     988,103
 5.14%, due 4/2/98 (d)..........   2,000,000        1,973,950
                                                -------------
Total U.S. Government
 (Cost $2,961,767)..............                    2,962,053
                                                 ------------
Total Short-Term Investments
 (Cost $12,382,301).............                   12,382,587
                                                 ------------
Total Investments
 (Cost $378,111,863)(f).........        99.6%     494,537,255 (g)
Cash and Other Assets,
 Less Liabilities...............         0.4        2,235,026
                                   ----------    ------------
Net Assets......................       100.0%    $496,772,281
                                   ==========    ============

FUTURES CONTRACTS (0.0%) (B)
                                  CONTRACTS      UNREALIZED
                                     LONG       APPRECIATION(e)
                                  -----------------------------
Standard & Poor's 500
 March 1998.....................         50     $   107,875
 Mini March 1998................          4           1,517
                                                ------------
Total Futures Contracts
 (Settlement Value
 $12,434,570)(c)................                $   109,392
                                                ============

------------

(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.6% of net assets.
(d) Segregated or partially segregated as collateral for futures contracts.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1997.
(f) The cost for Federal income tax purposes is $378,301,683.
(g) At December 31, 1997 net unrealized appreciation was $116,235,572, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $120,408,068 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,172,496.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997



ASSETS:
Investment in securities, at value
  (identified cost $378,111,863).........   $494,537,255
Cash.....................................         44,555
Receivables:
  Fund shares sold.......................      1,709,710
  Investment securities sold.............      1,471,369
  Dividends and interest.................        623,666
                                            ------------
        Total assets.....................    498,386,555
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      1,383,832
  Administrator..........................         81,420
  Adviser................................         40,710
  Custodian..............................         17,329
  Directors..............................            263
Accrued expenses.........................         86,476
Variation margin payable on futures
  contracts..............................          4,244
                                            ------------
        Total liabilities................      1,614,274
                                            ------------
Net assets applicable to outstanding
  shares.................................   $496,772,281
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    241,418
Additional paid-in capital...............    374,743,992
Accumulated undistributed net investment
  income.................................         32,358
Accumulated undistributed net realized
  gain on investments....................      5,219,729
Net unrealized appreciation on
  investments............................    116,534,784
                                            ------------
Net assets applicable to outstanding
  shares.................................   $496,772,281
                                            ============
Shares of capital stock outstanding......     24,141,792
                                            ============
Net asset value per share outstanding....   $      20.58
                                            ============
STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  5,617,589
  Interest...............................      1,956,347
                                             -----------
        Total income.....................      7,573,936
                                             -----------
Expenses:
  Administration.........................        706,874
  Advisory...............................        353,437
  Shareholder communication..............        176,267
  Custodian..............................         67,819
  Professional...........................         53,561
  Directors..............................         10,276
  Portfolio pricing......................          3,142
  Miscellaneous..........................         12,529
                                             -----------
        Total expenses...................      1,383,905
                                             -----------
Net investment income....................      6,190,031
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain from:
  Securities transactions................      7,869,036
  Futures transactions...................      7,254,056
                                             -----------
Net realized gain on investments.........     15,123,092
                                             -----------
Net change in unrealized appreciation on
  investments:
  Securities transactions................     71,893,117
  Futures transactions...................        238,337
                                             -----------
Net unrealized gain on investments.......     72,131,454
                                             -----------
Net realized and unrealized gain on
  investments............................     87,254,546
                                             -----------
Net increase in net assets resulting from
  operations.............................   $ 93,444,577
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $34,098.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1997
and December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income...............................................................   $  6,190,031    $  3,184,041
  Net realized gain on investments....................................................     15,123,092       3,967,042
  Net change in unrealized appreciation on investments................................     72,131,454      24,620,177
                                                                                         ------------    ------------
  Net increase in net assets resulting from operations................................     93,444,577      31,771,260
                                                                                         ------------    ------------
Dividends and distributions to shareholders:
  From net investment income..........................................................     (6,158,063)     (3,183,651)
  From net realized gain on investments...............................................    (11,301,944)     (2,701,672)
                                                                                         ------------    ------------
    Total dividends and distributions to shareholders.................................    (17,460,007)     (5,885,323)
                                                                                         ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares....................................................    184,972,008     110,486,675
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions.....................................................................     17,460,007       5,885,323
                                                                                         ------------    ------------
                                                                                          202,432,015     116,371,998
  Cost of shares redeemed.............................................................     (5,588,851)    (23,483,920)
                                                                                         ------------    ------------
  Increase in net assets derived from capital share transactions......................    196,843,164      92,888,078
                                                                                         ------------    ------------
Net increase in net assets............................................................    272,827,734     118,774,015
NET ASSETS:
Beginning of year.....................................................................    223,944,547     105,170,532
                                                                                         ------------    ------------
End of year...........................................................................   $496,772,281    $223,944,547
                                                                                         ============    ============
Accumulated undistributed net investment income.......................................   $     32,358    $        390
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                                                                                               1993 (a)
                                                                                                               THROUGH
                                                                YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                                 1997            1996            1995            1994            1993
                                             ----------------------------------------------------------------------------
Net asset value at beginning of period....   $      16.10    $      13.53    $      10.38    $      10.58    $     10.00
                                             ------------    ------------    ------------    ------------    -----------
Net investment income.....................           0.27            0.24            0.27            0.24           0.19
Net realized and unrealized gain (loss) on
  investments.............................           4.99            2.79            3.55           (0.15)          0.67
                                             ------------    ------------    ------------    ------------    -----------
Total from investment operations..........           5.26            3.03            3.82            0.09           0.86
                                             ------------    ------------    ------------    ------------    -----------
Less dividends and distributions:
  From net investment income..............          (0.27)          (0.24)          (0.28)          (0.24)         (0.19)
  From net realized gain on investments...          (0.51)          (0.22)          (0.39)          (0.05)         (0.08)
  In excess of net realized gain on
    investments...........................             --              --              --              --          (0.01)
                                             ------------    ------------    ------------    ------------    -----------
Total dividends and distributions.........          (0.78)          (0.46)          (0.67)          (0.29)         (0.28)
                                             ------------    ------------    ------------    ------------    -----------
Net asset value at end of period..........   $      20.58    $      16.10    $      13.53    $      10.38    $     10.58
                                             ============    ============    ============    ============    ===========
Total investment return (b)...............          32.84%          22.42%          36.89%           0.76%          8.53%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           1.75%           2.14%           2.52%           2.61%          2.54% +
  Net expenses............................           0.39%           0.47%           0.47%           0.47%          0.47% +
  Expenses (before reimbursement).........           0.39%           0.50%           0.62%           0.68%          0.96% +
Portfolio turnover rate...................              5%              3%              5%              8%             7 %
Average commission rate paid..............   $     0.0499    $     0.0498             (c)             (c)            (c)
Net assets at end of period (in 000's)....   $    496,772    $    223,945    $    105,171    $     63,164    $    43,081

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds"; each separately a "Portfolio") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's Variable Annuity Separate Account III. The Separate Account is used to fund flexible premium retirement annuity policies.

The investment objectives for each of the Portfolios of the Company are as follows:

Capital Appreciation:  to seek long-term growth of capital.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Convertible:  to seek capital appreciation together with current income.

Government: to seek a high level of current income, consistent with safety of principal.

High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

Value: to realize maximum long-term total return from a combination of capital growth and income.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

Indexed Equity: to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                                   MAINSTAY VP SERIES FUND, INC.
                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into forward foreign currency contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Portfolio's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

HIGH YIELD CORPORATE BOND PORTFOLIO

Forward foreign currency contract open at December 31, 1997:

                                                                      CONTRACT            CONTRACT
                                                                      AMOUNT              AMOUNT          UNREALIZED
                                                                      SOLD                PURCHASED       APPRECIATION
                                                                      -------------       ---------       ------------
FOREIGN CURRENCY SALE CONTRACT
------------------------------
Deutsche Mark vs. U.S. Dollar, expiring 2/23/98......................   DM   525,000      $  295,276        $    2,389
                                                                                                            ==========

INTERNATIONAL EQUITY PORTFOLIO

Forward foreign currency contracts open at December 31, 1997:

                                                                  CONTRACT           CONTRACT           UNREALIZED
                                                                  AMOUNT             AMOUNT             APPRECIATION/
                                                                  SOLD               PURCHASED          (DEPRECIATION)
                                                                  ---------------    ---------------    ------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring 2/3/98............... A$     270,000     $      183,256       $    7,187
Deutsche Mark vs. Pound Sterling, expiring 1/14/98............... DM   4,679,373     L    1,670,000          141,283
Deutsche Mark vs. Spanish Peseta, expiring 1/12/98............... DM     140,175     SP  11,870,000             (111)
Deutsche Mark vs. Swedish Krona, expiring 3/16/98................ DM   1,403,457     SK   6,155,000           (6,621)
Deutsche Mark vs. U.S. Dollar, expiring 1/2/98-1/20/98........... DM   8,191,181     $    4,695,000          136,444
French Franc vs. Deutsche Mark, expiring 2/18/98................. FF   2,370,000     DM     707,716             (361)
Italian Lira vs. Deutsche Mark, expiring 1/12/98................. IL 725,125,000     DM     736,317             (625)
New Zealand Dollar vs. U.S. Dollar, expiring 1/26/98............. N$   1,320,000     $      762,168           (2,553)
Norwegian Krone vs. Deutsche Mark, expiring 1/30/98.............. NK   1,372,000     DM     337,266            1,465
Pound Sterling vs. Deutsche Mark, expiring 1/14/98............... L      265,000     DM     784,199              771
Pound Sterling vs. Deutsche Mark, expiring 1/15/98............... L      700,000     DM   2,020,340          (26,296)
Spanish Peseta vs. U.S. Dollar, expiring 1/12/98................. SP  81,506,000     $      562,110           27,186
Swiss Franc vs. Deutsche Mark, expiring 1/20/98.................. CF   1,085,000     DM   1,346,321            3,920

                                                                  CONTRACT           CONTRACT
                                                                  AMOUNT             AMOUNT
                                                                  PURCHASED          SOLD
                                                                  ---------------    ---------------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------
Australian Dollar vs. U.S. Dollar, expiring 2/3/98...............  A$    270,000      $     181,119           (5,050)
Deutsche Mark vs. U.S. Dollar, expiring 1/2/98-1/20/98...........  DM  9,652,032      $   5,549,759         (178,127)
                                                                                                          -----------
Net unrealized appreciation on forward foreign currency
  contracts......................................................                                         $   98,512
                                                                                                          ==========

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

                                                   MAINSTAY VP SERIES FUND, INC.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time a Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Portfolio's custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Company are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains (losses).

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency held at December 31, 1997:

                      CURRENCY                                   COST              VALUE
    ------------------------------------------------           --------           --------
Australian Dollar            A$                6,379           $  4,202           $  4,157
Deutsche Mark                DM              393,930            223,106            218,982
French Franc                 FF                2,413                406                401
Japanese Yen                 Y             2,204,176             17,066             18,575
Netherland Guilder           NG                  757                380                373
New Zealand Dollar           N$               12,231              7,219              7,103
Spanish Peseta               SP              503,764              3,369              3,305
                                                               --------           --------
                                                               $255,748           $252,896
                                                               ========           ========

                                      (H)

MORTGAGE DOLLAR ROLLS. Certain of the Portfolios enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Convertible and High Yield Corporate Bond Portfolios do not have the right to demand that such securities be registered. The Portfolios may not invest more than 15% and 10%, respectively, of their net assets in illiquid securities.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO

Restricted security held at December 31, 1997:



                                                                                                                        PERCENT
                                                  ACQUISITION                                          12/31/97            OF
 SECURITY                                             DATE              SHARES          COST             VALUE         NET ASSETS
 --------                                       --------------        ---------      ---------        ---------       ---------
United International Holdings, Inc.
 4.00%, Series A
 Convertible Preferred Stock...............                 8/1/97        10,400     $ 1,416,743      $ 1,456,000         3.7%
                                                                                     ===========      ===========         ===

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at December 31, 1997:



                                                                      PRINCIPAL                                         PERCENT
                                                   ACQUISITION         AMOUNT/                         12/31/97            OF
SECURITY                                             DATE(S)           SHARES           COST             VALUE          NET ASSETS
--------                                        ------------------    ----------     -----------      ------------    -------------
American Color Graphics, Inc. ARM
 10.00%, due 3/31/01.......................                9/10/97    $1,000,000     $ 1,000,000      $   995,000          0.2%
Buenos Aires Embotelladora
 Sociedad Anonima
 9.479%, due 8/1/98........................     9/19/97 - 10/22/97    $4,500,000       3,920,000        3,375,000          0.8
Continental Airlines, Inc.
 8.00%, due 6/30/00........................                8/21/97    $1,397,623       1,391,259        1,397,623          0.3
EEX Capital Inc.
 Preferred Stock...........................               11/17/97         2,573       2,603,112        2,630,712          0.6
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99.................                8/12/97    $4,400,000       3,378,741        3,729,000          0.9
GPA Group, PLC
 Preferred Stock...........................     3/28/96 - 11/20/97     4,750,000       2,353,175        2,565,000          0.6
Kronos International, Inc.
 Bank debt
 3.612%, due 9/15/99.......................                2/25/97    DM 291,617         159,144          159,748          0.0(a)
 Bank debt
 6.218%, due 9/15/00.......................                2/25/97    DM 155,021          84,600           84,921          0.0(a)
Seven Sixty Seven Leasing, Inc.
 7.656%, due 2/2/02........................                 9/3/97    $3,176,814       3,169,126        3,272,119          0.8
Supercanal Holding, S.A.
 14.50%, due 11/12/98......................               11/20/97    $4,000,000       3,863,838        3,910,000          0.9
 Warrants, Series A, expire 11/14/99.......               11/20/97       492,587          39,407           39,407          0.0(a)
Titan Tire Corp.
 7.00%, due 2/11/00........................                6/24/97    $6,000,000       5,761,941        5,835,000          1.4
United International Holdings, Inc.
 4.00%, Series A
 Convertible Preferred Stock...............                 8/1/97        44,600       6,075,648        6,244,000          1.5
Vnesheconombank of the USSR
 6.719%, due 12/15/20......................               12/29/97    $1,800,000       1,014,750        1,109,250          0.3
                                                                                     -----------      -----------       ------
                                                                                     $34,814,741      $35,346,780          8.3%
                                                                                     ===========      ===========       ======

------------
(a)  Less than one tenth of a percent.
DM--Deutsche Mark

                                      (J)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

                                      (K)

COMMITMENTS AND CONTINGENCIES. As of December 31, 1997, High Yield Corporate Bond Portfolio had an unfunded loan commitment pursuant to the following loan agreement:

                                                                                             UNFUNDED
BORROWER                                                                                    COMMITMENT
--------                                                                                    ----------
Kronos International, Inc................................................................    $111,935
                                                                                            ==========

                                      (L)

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. High Yield Corporate Bond Portfolio invests in Loan Participations. When the Portfolio purchases a Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio may be considered to have a concentration of credit risk in the banking industry, since the Portfolio will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution.

                                      (M)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (N)

STATEMENT OF POSITION 93-2. Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment income (loss), net realized gain (loss) and net assets are not affected. The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain
(loss) on investments.

                                                                                              ACCUMULATED
                                                                                             UNDISTRIBUTED
                                                                            ACCUMULATED       NET REALIZED
                                                          ACCUMULATED      UNDISTRIBUTED     GAIN (LOSS) ON
                                                         UNDISTRIBUTED      NET REALIZED        FOREIGN        ADDITIONAL
                                                         NET INVESTMENT     GAIN (LOSS)         CURRENCY        PAID-IN
                                                         INCOME (LOSS)     ON INVESTMENTS     TRANSACTIONS      CAPITAL
                                                         --------------    --------------    --------------    ----------
Convertible Portfolio.................................     $    9,066         $    128        $          0     $  (9,194)
Government Portfolio..................................        (74,221)          85,972                   0       (11,751)
High Yield Corporate Bond Portfolio...................         43,025                0             (41,314)       (1,711)
International Equity Portfolio........................      2,509,373          (23,826)         (2,485,547)            0
Total Return Portfolio................................        (87,391)          87,390                   0             1
Bond Portfolio........................................        (28,170)          75,452                   0       (47,282)
Growth Equity Portfolio...............................        (46,048)         439,354                   0      (393,306)

The reclassifications for the Portfolios relate primarily to the character for tax purposes of certain short-term gains and losses.

                                      (O)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (P)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over a maximum period of 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for Convertible Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $46,000. Such costs are being amortized beginning with the commencement of operations on October 1, 1996. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (Q)

EXPENSES. Expenses with respect to the Company are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (R)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

NYLIAC is Administrator for the Company.

The Company, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           ------       -----------
Capital Appreciation Portfolio........................................................      0.36%           0.20%
Cash Management Portfolio.............................................................      0.25%           0.20%
Convertible Portfolio.................................................................      0.36%           0.20%
Government Portfolio..................................................................      0.30%           0.20%
High Yield Corporate Bond Portfolio...................................................      0.30%           0.20%
International Equity Portfolio........................................................      0.60%           0.20%
Total Return Portfolio................................................................      0.32%           0.20%
Value Portfolio.......................................................................      0.36%           0.20%
Bond Portfolio........................................................................      0.25%           0.20%
Growth Equity Portfolio...............................................................      0.25%           0.20%
Indexed Equity Portfolio..............................................................      0.10%           0.20%

The Administrator has voluntarily agreed to assume the operating expenses of Convertible, High Yield Corporate Bond, International Equity and Value Portfolios through December 31, 1997, which on an annualized basis exceed the percentages indicated below.

Convertible Portfolio.................................................................................   0.73%
High Yield Corporate Bond Portfolio...................................................................   0.67%
International Equity Portfolio........................................................................   0.97%
Value Portfolio.......................................................................................   0.73%

In connection with such expense limitation, the Administrator assumed certain of the expenses of the Convertible and International Equity Portfolios for the year ended December 31, 1997 as shown on the Statement of Operations.

The Administrator has voluntarily agreed to assume the operating expenses of Convertible and International Equity Portfolios through December 31, 1998. High Yield Corporate Bond and Value Portfolios will not have an expense limitation in 1998.

The Capital Appreciation, Cash Management, Government, Total Return, Bond, Growth Equity and Indexed Equity Portfolios did not have an expense limitation in 1997 and will not have an expense limitation in 1998.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor or NYLIFE Distributors, are paid an annual fee of $35,000 and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (D)

CAPITAL. At December 31, 1997 NYLIAC was the beneficial owner of shares of the following Portfolio with a net asset value as follows:

Convertible Portfolio..............................................................................     $11,782,933

This value represents 29.6% of the net assets of the Convertible Portfolio at year-end.

                                      (E)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Portfolios. For the year ended December 31, 1997 these fees were as follows:

Capital Appreciation Portfolio.........................................................................     $31,359
Cash Management Portfolio..............................................................................       6,628
Convertible Portfolio..................................................................................       1,398
Government Portfolio...................................................................................       3,640
High Yield Corporate Bond Portfolio....................................................................      15,017
International Equity Portfolio.........................................................................       1,690
Total Return Portfolio.................................................................................      19,383
Value Portfolio........................................................................................       8,951
Bond Portfolio.........................................................................................      11,432
Growth Equity Portfolio................................................................................      33,311
Indexed Equity Portfolio...............................................................................      16,873

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year after October 31, 1997 as if they arose on January 1, 1998.

                                                                    CAPITAL LOSS                         CAPITAL LOSS
                                                                  AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                                  ----------------    -------------     --------------
Government Portfolio............................................         2002             $3,119
                                                                         2004              1,523
                                                                                          ------
                                                                                          $4,642            $   63
                                                                                          ======            ======
International Equity Portfolio..................................         2005             $  268            $  368
                                                                                          ======            ======

Capital Appreciation, Cash Management, Government, Total Return and Bond Portfolios utilized $5,143,304, $1,537, $141,604, $3,048,046 and $1,786,311,
respectively, of capital loss carryforwards during the current year.

NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Portfolio Securities Loaned:
--------------------------------------------------------------------------------

At December 31, 1997, Government and Total Return Portfolios had portfolio securities with a fair market value of $14,919,251 and $31,500,145, respectively on loan to broker-dealers and government securities dealers.

Cash collateral received by Government and Total Return Portfolios is invested in investment grade commercial paper, or other securities in accordance with the Portfolios securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Portfolios invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios bear the risk that liability for the collateral may exceed the value of the investment. Non-cash collateral received and held by the Portfolios, in the form of U.S. Government obligations, had a value of $2,802,500 and $6,883,438, respectively, at December 31, 1997.

Net income earned on securities lending amounted to $26,147 and $37,677, net of broker fees and rebates, respectively, for the year ended December 31, 1997, which is included as interest income on the Statement of Operations.

--------------------------------------------------------------------------------
NOTE 7--Line of Credit:
--------------------------------------------------------------------------------

Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value and Indexed Equity Portfolios maintain a line of credit with Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

                                                   MAINSTAY VP SERIES FUND, INC.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1997, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                      CAPITAL APPRECIATION             CONVERTIBLE                 GOVERNMENT
                                                            PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                     PURCHASES       SALES       PURCHASES       SALES       PURCHASES       SALES
                                                     -------------------------------------------------------------------------------
U.S. Government Securities.......................... $     --      $      --     $     --      $      --     $215,454      $ 223,451
All others..........................................  302,400        211,436       65,435         54,004       31,941         20,064
                                                     --------      ---------     --------      ---------     --------      ---------
Total............................................... $302,400      $ 211,436     $ 65,435      $  54,004     $247,395      $ 243,515
                                                     ========      =========     ========      =========     ========      =========

                                                          GROWTH EQUITY              INDEXED EQUITY
                                                            PORTFOLIO                   PORTFOLIO
                                                     PURCHASES       SALES       PURCHASES       SALES
                                                     ---------------------------------------------------
U.S. Government Securities.......................... $     --      $      --     $     --      $      --
All others..........................................  688,456        649,966      203,462         16,585
                                                     --------      ---------     --------      ---------
Total............................................... $688,456      $ 649,966     $203,462      $  16,585
                                                     ========      =========     ========      =========

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1997 and December 31, 1996 were as follows:

                                                           CAPITAL
                                                        APPRECIATION            CASH MANAGEMENT            CONVERTIBLE
                                                          PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                      1997        1996         1997         1996        1997       1996(a)
                                                     ---------------------------------------------------------------------
Shares sold.........................................   7,339      12,007      285,484      237,105       2,001         494
Shares issued in reinvestment of dividends and
  distributions.....................................     470          18        6,346        4,586         335          17
                                                     -------     -------      -------      -------     -------     -------
                                                       7,809      12,025      291,830      241,691       2,336         511
Shares redeemed.....................................  (1,119)       (416)    (269,397)    (211,181)       (148)         (5)
                                                     -------     -------      -------      -------     -------     -------
Net increase (decrease).............................   6,690      11,609       22,433       30,510       2,188         506
                                                     =======     =======      =======      =======     =======     =======

                                                        GROWTH EQUITY           INDEXED EQUITY
                                                          PORTFOLIO                PORTFOLIO
                                                      1997        1996         1997         1996
                                                     ---------------------------------------------
Shares sold.........................................   4,700       3,863        9,651        7,431
Shares issued in reinvestment of dividends and
  distributions.....................................   5,219       3,968          872          363
                                                     -------     -------      -------      -------
                                                       9,919       7,831       10,523        7,794
Shares redeemed.....................................  (2,855)     (2,346)        (294)      (1,657)
                                                     -------     -------      -------      -------
Net increase........................................   7,064       5,485       10,229        6,137
                                                     =======     =======      =======      =======

------------
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                                  MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

          HIGH YIELD                 INTERNATIONAL
        CORPORATE BOND                  EQUITY                   TOTAL RETURN                    VALUE
           PORTFOLIO                   PORTFOLIO                   PORTFOLIO                   PORTFOLIO
    PURCHASES       SALES       PURCHASES       SALES       PURCHASES       SALES       PURCHASES       SALES
-----------------------------------------------------------------------------------------------------------------
    $ 21,807      $  20,351     $     --      $      --     $449,496      $ 431,248     $     --      $      --
     589,443        377,526       16,408         22,035      104,552         40,943      174,187         81,080
-----------------------------------------------------------------------------------------------------------------
    $611,250      $ 397,877     $ 16,408      $  22,035     $554,048      $ 472,191     $174,187      $  81,080
=================================================================================================================


             BOND
           PORTFOLIO
PURCHASES              SALES
--------------------------------
$199,723               $ 265,480
 205,159                 136,662
--------------------------------
$404,882               $ 402,142
================================

================================================================================

                             HIGH YIELD           INTERNATIONAL
       GOVERNMENT          CORPORATE BOND            EQUITY             TOTAL RETURN              VALUE                 BOND
        PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
     1997       1996       1997       1996       1997       1996       1997       1996       1997       1996       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
       954      1,887     16,421     12,714        958      1,777      4,296      8,197      7,460      6,418      1,611      1,940
       478        479      3,743      1,061        227        168      1,080        459        920        217      1,140      1,117
-----------------------------------------------------------------------------------------------------------------------------------
     1,432      2,366     20,164     13,775      1,185      1,945      5,376      8,656      8,380      6,635      2,751      3,057
    (1,553)    (1,219)    (1,638)      (225)    (1,489)      (140)    (1,116)      (494)      (626)       (83)    (2,980)    (2,923)
-----------------------------------------------------------------------------------------------------------------------------------
      (121)     1,147     18,526     13,550       (304)     1,805      4,260      8,162      7,754      6,552       (229)       134
===================================================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, International Equity Portfolio, Total Return Portfolio, Value Portfolio, Bond Portfolio, Growth Equity Portfolio, and Indexed Equity Portfolio (separate portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1998